SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 2-93601)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 53	[X]
and
REGISTRATION STATEMENT (No. 811-4118)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 53	[X]

Fidelity Securities Fund
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on January 29, 2003 pursuant to paragraph (b).
( )	60 days after filing pursuant to paragraph (a)(1).
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485.
( )	75 days after filing pursuant to paragraph (a)(2).
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity® Advisor

Aggressive Growth Fund

Class A

(Fund 232, CUSIP 316389501)

Class T

(Fund 230, CUSIP 316389600)

Class B

(Fund 178, CUSIP 316389709)

Class C

(Fund 179, CUSIP 316389808)

Prospectus

January 29, 2003

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Performance Information

Prospectus

Fund Summary

Investment Summary

Investment Objective

Advisor Aggressive Growth Fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing in companies it believes offer the potential for accelerated earnings or revenue growth (stocks of these companies are often called "growth" stocks).
  Focusing investments in medium-sized companies, but may also invest substantially in larger or smaller companies.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Summary - continued

Performance

The following information illustrates the changes in the fund's performance from year to year, as represented by the performance of Class T, and compares each class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Year-by-Year Returns

The returns in the chart do not include the effect of Class T's front-end sales charge. If the effect of the sales charge were reflected, returns would be lower than those shown.

Advisor Aggressive Growth - Class T
Calendar Years	2001	2002
	-16.59%	-27.09%



During the periods shown in the chart for Class T of Advisor Aggressive Growth:	Returns	Quarter ended
Highest Quarter Return	22.52%	June 30, 2001
Lowest Quarter Return	-26.59%	September 30, 2001

Average Annual Returns

The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable contingent deferred sales charge (CDSC). After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class T are shown in the table below and after-tax returns for other classes will vary. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

Prospectus

For the periods ended December 31, 2002	Past 1 year	Life of classA
Advisor Aggressive Growth
Class A - Return Before Taxes	-31.00%	-22.06%
Class T - Return Before Taxes	-29.64%	-21.43%
 Return After Taxes on Distributions	-29.64%	-21.45%
 Return After Taxes on Distributions and Sale of Fund Shares	-18.20%	-16.65%
Class B - Return Before Taxes	-31.00%	-21.60%
Class C - Return Before Taxes	-28.06%	-20.41%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	-27.41%	-25.67%
LipperSM Mid-Cap Funds Average (reflects no deduction for sales charges or taxes)	-23.00%	--

A From November 13, 2000.

If FMR had not reimbursed certain class expenses during these periods, the fund's Class A, Class T, Class B, and Class C returns would have been lower.

Russell Midcap® Growth Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that exhibit growth-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Class A, Class T, Class B, and Class C shares of the fund. The annual class operating expenses provided below for Class A and Class T are based on historical expenses, adjusted to reflect current fees. The annual class operating expenses provided below for each class do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

	Class A	Class T	Class B	Class C
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%A	3.50%B	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)C	NoneD	NoneD	5.00%E	1.00%F
Sales charge (load) on reinvested distributions	None	None	None	None

A Lower front-end sales charges for Class A may be available with purchase of $50,000 or more.

B Lower front-end sales charges for Class T may be available with purchase of $50,000 or more.

C A contingent deferred sales charge may be charged when you sell your shares or if your account falls below the account minimum for any reason, including solely due to declines in net asset value per share.

D Certain purchases of Class A and Class T shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 0.25% if redeemed less than one year after purchase. See "Special Purchase Shares" on page <Click Here>.

E Declines over 6 years from 5.00% to 0%.

F On Class C shares redeemed less than one year after purchase.

Annual operating expenses (paid from class assets)

	Class A	Class T	Class B	Class C
Management fee	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) fees	0.29%A	0.54%A	1.00%	1.00%
Other expenses	1.15%	1.01%	1.10%	0.95%
Total annual class operating expensesB	2.07%	2.18%	2.73%	2.58%

A Under the Class A and Class T 12b-1 plans, a portion of the brokerage commissions paid when the fund buys or sells a portfolio security may be used to promote the sale of class shares. These commissions are paid by the fund in its day-to-day investment activities and are not a separate charge to class assets. Excluding these brokerage commissions, the 12b-1 fees for Class A and Class T are 0.25% and 0.50%, respectively, and the total annual class operating expenses are 2.03% and 2.14%, respectively.

B FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions (including those contemplated by the Class A and Class T Rule 12b-1 plans, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

	Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
Advisor Aggressive Growth	1.50%	8/1/02	1.75%	8/1/02	2.25%	8/1/02	2.25%	8/1/02

These arrangements may be discontinued by FMR at any time.

Prospectus

A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses and/or promote the sale of class shares. Including this reduction, the total Class A, Class T, Class B, and Class C operating expenses are shown in the table below.

Total Operating Expenses
Advisor Aggressive Growth - Class A	1.32%A
Advisor Aggressive Growth - Class T	1.57%A
Advisor Aggressive Growth - Class B	2.03%A
Advisor Aggressive Growth - Class C	2.03%A

A After reimbursement.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that each class's annual return is 5% and that your shareholder fees and each class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class T		Class B		Class C
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 773	$ 773	$ 563	$ 563	$ 776	$ 276	$ 361	$ 261
3 years	$ 1,186	$ 1,186	$ 1,008	$ 1,008	$ 1,147	$ 847	$ 802	$ 802
5 years	$ 1,625	$ 1,625	$ 1,479	$ 1,479	$ 1,645	$ 1,445	$ 1,370	$ 1,370
10 years	$ 2,837	$ 2,837	$ 2,775	$ 2,775	$ 2,829A	$ 2,829A	$ 2,915	$ 2,915

A Reflects conversion to Class A shares after a maximum of seven years.

Prospectus

Fund Basics

Investment Details

Investment Objective

Advisor Aggressive Growth Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests the fund's assets in companies it believes offer the potential for accelerated earnings or revenue growth.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

Although FMR focuses on investing the fund's assets in securities issued by medium-sized companies, FMR may also make substantial investments in securities issued by larger or smaller companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

Prospectus

Fund Basics - continued

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Advisor Aggressive Growth Fund seeks capital appreciation.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing each class's NAV.

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone number:

  If you are investing through a broker-dealer, insurance representative, or bank representative, 1-877-208-0098 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

Please use the following addresses:

Buying or Selling Shares

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048

You may buy or sell Class A, Class T, Class B, and Class C shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class A, Class T, Class B, and Class C shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Class A, Class T, Class B, and Class C shares of the fund, including a transaction fee if you buy or sell Class A, Class T, Class B, and Class C shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Prospectus

Shareholder Information - continued

Buying Shares

The price to buy one share of Class A or Class T is the class's offering price or the class's NAV, depending on whether you pay a front-end sales charge.

For Class B or Class C, the price to buy one share is the class's NAV. Class B or Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption.

If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV.

The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 5.75% of the offering price. Class T has a maximum front-end sales charge of 3.50% of the offering price.

Your investment professional can help you choose the class of shares that best suits your investment needs.

Your shares will be bought at the next offering price or NAV, as applicable, calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund may reject or cancel any purchase orders, including exchanges, for any reason.

For example, the fund does not permit market timing because short-term or other excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Prospectus

  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
To Add to an Account	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial or subsequent purchase minimum for (i) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts or (ii) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Purchase and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Purchase amounts of more than $250,000 will not be accepted for Class B shares.

Prospectus

Shareholder Information - continued

Key Information
Phone

To Open an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Advisor Money LineSM to transfer from your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund and note the applicable class. Mail to your investment professional or to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund and note the applicable class. Indicate your fund account number on your check and mail to your investment professional or to the address at left.
  Exchange from the same class of other Fidelity funds that offer Advisor classes of shares or from certain other Fidelity funds. Send a letter of instruction to your investment professional or to the address at left, including your name, the funds' names, the applicable class names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person	To Open an Account Bring your application and check to your investment professional. To Add to an Account Bring your check to your investment professional.
Wire

To Open an Account

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.
  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your new fund account number and your name.

To Add to an Account

  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your fund account number and your name.

Automatically

To Open an Account

  Not available.

To Add to an Account

  Use Fidelity Advisor Systematic Investment Program.
  Use Fidelity Advisor Systematic Exchange Program to exchange from certain Fidelity money market funds or a Fidelity fund that offers Advisor classes of shares.

Selling Shares

The price to sell one share of Class A, Class T, Class B, or Class C is the class's NAV, minus any applicable CDSC.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Prospectus

Any applicable CDSC is calculated based on your original redemption amount.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

Prospectus

Shareholder Information - continued

Key Information
Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Advisor Money Line to transfer to your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Exchange to the same class of other Fidelity funds that offer Advisor classes of shares or to certain other Fidelity funds. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call your investment professional or call Fidelity at the appropriate number found in "General Information" to request one.

Trust

  Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit your investment professional to request one.

Trust

  Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit your investment professional for instructions.

Automatically
  Use Fidelity Advisor Systematic Exchange Program to exchange to the same class of another Fidelity fund that offers Advisor classes of shares or to certain Fidelity funds.
  Use Fidelity Advisor Systematic Withdrawal Program to set up periodic redemptions from your Class A, Class T, Class B, or Class C account.

Prospectus

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund.

As a Class T shareholder, you have the privilege of exchanging Class T shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund.

As a Class B shareholder, you have the privilege of exchanging Class B shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor B Class shares of Treasury Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares of the fund for the same class of shares of other Fidelity funds that offer Advisor classes of shares or for Advisor C Class shares of Treasury Fund.

However, you should note the following policies and restrictions governing exchanges:

  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchases for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Any exchanges of Class A, Class T, Class B, and Class C shares are not subject to a CDSC.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number, there may be additional requirements.

Prospectus

Shareholder Information - continued

The fund may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 1.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Advisor Systematic Investment Program To move money from your bank account to a Fidelity fund that offers Advisor classes of shares.
Minimum Initial $100	Minimum Additional $100	Frequency Monthly, bimonthly, quarterly, or semi-annually

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled investment date.

To direct distributions from a Fidelity Defined Trust to Class T of a Fidelity fund that offers Advisor classes of shares.
Minimum Initial Not Applicable	Minimum Additional Not Applicable

Procedures

  To set up for a new or existing account, call your investment professional or call Fidelity at the appropriate number found in "General Information" for the appropriate enrollment form.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information."

Fidelity Advisor Systematic Exchange Program
To move money from certain Fidelity money market funds to Class A, Class T, Class B, or Class C of a Fidelity fund that offers Advisor classes of shares or from Class A, Class T, Class B, or Class C of a Fidelity fund that offers Advisor classes of shares to the same class of another Fidelity fund.

Minimum $100		Frequency Monthly, quarterly, semi-annually, or annually

Procedures

  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" after both accounts are opened.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 2 business days prior to your next scheduled exchange date.
  The account from which the exchanges are to be processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum balance of $1,000.

Fidelity Advisor Systematic Withdrawal Program To set up periodic redemptions from your Class A, Class T, Class B, or Class C account to you or to your bank checking account.
Minimum $100	Maximum $50,000	Frequency Class A and Class T: Monthly, quarterly, or semi-annually Class B and Class C: Monthly or quarterly

Procedures

  Accounts with a value of $10,000 or more in Class A, Class T, Class B, or Class C shares are eligible for this program.
  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled withdrawal date.
  Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the account value and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount.
  Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.

Prospectus

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

Fidelity Advisor Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Advisor Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Maximum transaction: $100,000

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

Shareholder Information - continued

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV, minus any applicable CDSC, on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December and January.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

Prospectus

4. Directed Dividends® Option. Your dividends will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds. Your capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of certain identically registered Fidelity funds, automatically reinvested in additional shares of the same class of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Advisor Aggressive Growth is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 28, 2002, FMR had approximately $13.6 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 25 Lovat Lane, London, EC3R 8LL, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East), at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan, serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan, serves as a sub-adviser for the fund. As of September 30, 2002, FIJ had approximately $23.9 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory and order execution services for the fund from time to time.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of March 28, 2002, FMRC had approximately $543.8 billion in discretionary assets under management.

Rajiv Kaul is manager of Advisor Aggressive Growth Fund, which he has managed since June 2001. Since joining Fidelity Investments in 1996, Mr. Kaul has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For November 2002, the group fee rate was 0.28%. The individual fund fee rate is 0.35%.

The total management fee for the fiscal year ended November 30, 2002, was 0.63% of the fund's average net assets.

FMR pays FMRC, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

You may pay a sales charge when you buy or sell your Class A, Class T, Class B, or Class C shares.

FDC collects the sales charge.

The front-end sales charge will be reduced for purchases of Class A and Class T shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price	As an approximate % of net amount invested	Investment professional concession as % of offering price
Up to $49,999	5.75%	6.10%	5.00%
$50,000 to $99,999	4.50%	4.71%	3.75%
$100,000 to $249,999	3.50%	3.63%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 to $24,999,999	1.00%	1.01%	0.75%
$25,000,000 or more	NoneA	NoneA	A

A See "Special Purchase Shares" on page <Click Here>.

Prospectus

Sales Charges and Concessions - Class T

	Sales Charge
	As a % of offering price	As an approximate % of net amount invested	Investment professional concession as % of offering price
Up to $49,999	3.50%	3.63%	3.00%
$50,000 to $99,999	3.00%	3.09%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	1.50%	1.52%	1.25%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 or more	NoneA	NoneA	A

A See "Special Purchase Shares" on page <Click Here>.

Class A or Class T shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class T front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase. More detailed information about these programs is contained in the statement of additional information (SAI).

Combined Purchase. To receive a Class A or Class T front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class T shares with purchases of: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares and (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund.

Rights of Accumulation. To receive a Class A or Class T front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class T shares the current value of your holdings in: (i) Class A, Class T, Class B, and Class C shares of any Fidelity fund that offers Advisor classes of shares, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund acquired by exchange from any Fidelity fund that offers Advisor classes of shares.

Letter of Intent. You may receive a Class A or Class T front-end sales charge reduction on your purchases of Class A and Class T shares made during a 13-month period by signing a Letter of Intent (Letter). Each Class A or Class T purchase you make after you sign the Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class T shares of any Fidelity fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund that had been previously exchanged from a Fidelity fund that offers Advisor classes of shares), (ii) Class B and Class C shares of any Fidelity fund that offers Advisor classes of shares, and (iii) Advisor B Class shares and Advisor C Class shares of Treasury Fund. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter.

Prospectus

Fund Services - continued

Class B shares may, upon redemption for any reason, including failure to maintain the account minimum, be assessed a CDSC based on the following schedule:

From Date of Purchase	Contingent Deferred Sales Charge
Less than 1 year	5%
1 year to less than 2 years	4%
2 years to less than 3 years	3%
3 years to less than 4 years	3%
4 years to less than 5 years	2%
5 years to less than 6 years	1%
6 years to less than 7 yearsA	0%

A After a maximum of seven years, Class B shares will convert automatically to Class A shares of the fund.

When exchanging Class B shares of one fund for Class B shares of another Fidelity fund that offers Advisor classes of shares or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally bought.

Except as provided below, investment professionals receive as compensation from FDC, at the time of sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption less than one year after purchase, for any reason, including failure to maintain the account minimum, be assessed a CDSC of 1.00%.

Except as provided below, investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A shares:

1. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian, with at least $25 million or more in plan assets;

Prospectus

2. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection or are Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian, do not qualify for this waiver;

4. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to invest initially in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs, and accounts managed by third parties do not qualify for this waiver;

6. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

8. Purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

Prospectus

Fund Services - continued

10. Purchased by the Fidelity Investments Charitable Gift Fund; or

11. Purchased to repay a loan against Class A or Class B shares held in the investor's Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian.

A front-end sales charge will not apply to the following Class T shares:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. Purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. Purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian;

6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan, a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;

9. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

Prospectus

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

12. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

13. Purchased by the Fidelity Investments Charitable Gift Fund; or

14. Purchased to repay a loan against Class T shares held in the investor's Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian.

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program;

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan); or

6. (Applicable to Class C only) From an intermediary-sponsored managed account program.

To qualify for a Class A or Class T front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

To qualify for a Class B or Class C CDSC waiver, you must notify Fidelity in advance of your redemption.

Special Purchase Shares. Certain Class A and Class T shares may be subject to a CDSC of 0.25% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption. These shares, referred to in this prospectus as "Special Purchase Shares," are Class A and Class T shares sold by investment professionals who receive a finder's fee from FDC equal to 0.25% of their purchase amount. Finder's fees are paid only in connection with purchases of: (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver; (ii) Class A shares in amounts of $25 million or more; and (iii) Class T shares in amounts of $1 million or more. Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts.

Prospectus

Fund Services - continued

The CDSC will be assessed on Special Purchase Shares if they do not remain in Class A or Class T shares of Fidelity funds that offer Advisor classes of shares, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. Shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC.

To determine the applicability of the CDSC, Class A, Class T, or Daily Money Class shares representing reinvested dividends and capital gains will be redeemed first, followed by Special Purchase Shares that have been held for the longest period of time. Special Purchase Shares held for less than one year will be redeemed last.

To qualify to receive a finder's fee, an investment professional must notify Fidelity in advance of the eligible purchase.

The CDSC on Special Purchase Shares will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs other than Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, and plans covering a sole-proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

To qualify for a Special Purchase Share CDSC waiver, you must notify Fidelity in advance of your redemption.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your Class A, Class T, Class B, or Class C shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class T, Class B, or Class C shares had not been redeemed.

Prospectus

To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Conversion Feature. After a maximum of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments other than as described in the following paragraph. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

Under the plan, and subject to the overall 0.50% limit on 12b-1 (distribution) fees described above, Class A may also use a portion of the brokerage commissions paid when the fund buys or sells a portfolio security to promote the sale of its shares. These brokerage commissions result when the fund sells or purchases a security through a broker-dealer who, in turn, directs a portion of the brokerage commission earned on the transaction to promote the sale of fund shares. The plan permits the use of these brokerage commissions for distribution purposes at an annual rate of up to 0.10% of the class's average net assets, or such lesser amount as the Trustees may determine from time to time. Class A anticipates using brokerage commissions equal to 0.04% of its average net assets for distribution purposes in fiscal year 2003.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class T has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class T is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class T shares. Class T may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class T currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.25% of its average net assets throughout the month. Class T's 12b-1 (distribution) fee rate may be increased only when the Trustees believe that it is in the best interests of Class T shareholders to do so.

Prospectus

Fund Services - continued

FDC may reallow up to the full amount of this 12b-1 (distribution) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class T shares.

Under the plan, and subject to the overall 0.50% limit on 12b-1 (distribution) fees described above, Class T may also use a portion of the brokerage commissions paid when the fund buys or sells a portfolio security to promote the sale of its shares. These brokerage commissions result when the fund sells or purchases a security through a broker-dealer who, in turn, directs a portion of the brokerage commission earned on the transaction to promote the sale of fund shares. The plan permits the use of these brokerage commissions for distribution purposes at an annual rate of up to 0.10% of the class's average net assets, or such lesser amount as the Trustees may determine from time to time. Class T anticipates using brokerage commissions equal to 0.04% of its average net assets for distribution purposes in fiscal year 2003.

In addition, pursuant to the Class T plan, Class T pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class T's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class B has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class B is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class B shares. Class B currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class B plan, Class B pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class B's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

Prospectus

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

In addition, each plan specifically recognizes that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of the applicable class's shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class T, Class B, and Class C.

Because 12b-1 fees are paid out of each class's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

To receive sales concessions, finder's fees, and payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of Fidelity funds that offer Advisor classes of shares, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Advisor Aggressive Growth - Class A

Years ended November 30,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.08	$ 9.05	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.08)	(.01)	-
Net realized and unrealized gain (loss)	(1.53)	(.95)	(.95)
Total from investment operations	(1.61)	(.96)	(.95)
Distributions from net realized gain	-	(.01)	-
Net asset value, end of period	$ 6.47	$ 8.08	$ 9.05
Total ReturnB,C,D	(19.93)%	(10.62)%	(9.50)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.05%	2.06%	31.94%A
Expenses net of voluntary waivers, if any	1.69%	1.75%	1.75%A
Expenses net of all reductions	1.49%	1.71%	1.75%A
Net investment income (loss)	(1.07)%	(.14)%	.99%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,620	$ 3,320	$ 1,789
Portfolio turnover rate	473%	481%	139%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 13, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Appendix - continued

Advisor Aggressive Growth - Class T

Years ended November 30,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.06	$ 9.05	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.10)	(.03)	-
Net realized and unrealized gain (loss)	(1.53)	(.95)	(.95)
Total from investment operations	(1.63)	(.98)	(.95)
Distributions from net realized gain	-	(.01)	-
Net asset value, end of period	$ 6.43	$ 8.06	$ 9.05
Total ReturnB,C,D	(20.22)%	(10.84)%	(9.50)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.16%	2.30%	32.36%A
Expenses net of voluntary waivers, if any	1.92%	2.00%	2.00%A
Expenses net of all reductions	1.72%	1.96%	2.00%A
Net investment income (loss)	(1.29)%	(.39)%	.74%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,511	$ 14,165	$ 2,767
Portfolio turnover rate	473%	481%	139%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 13, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Advisor Aggressive Growth - Class B

Years ended November 30,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.02	$ 9.05	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.13)	(.08)	-
Net realized and unrealized gain (loss)	(1.52)	(.94)	(.95)
Total from investment operations	(1.65)	(1.02)	(.95)
Distributions from net realized gain	-	(.01)	-
Net asset value, end of period	$ 6.37	$ 8.02	$ 9.05
Total ReturnB,C,D	(20.57)%	(11.29)%	(9.50)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.73%	2.86%	32.87%A
Expenses net of voluntary waivers, if any	2.43%	2.50%	2.50%A
Expenses net of all reductions	2.23%	2.46%	2.50%A
Net investment income (loss)	(1.81)%	(.89)%	.24%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,262	$ 8,038	$ 1,659
Portfolio turnover rate	473%	481%	139%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 13, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Appendix - continued

Advisor Aggressive Growth - Class C

Years ended November 30,	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.03	$ 9.05	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.13)	(.08)	-
Net realized and unrealized gain (loss)	(1.52)	(.93)	(.95)
Total from investment operations	(1.65)	(1.01)	(.95)
Distributions from net realized gain	-	(.01)	-
Net asset value, end of period	$ 6.38	$ 8.03	$ 9.05
Total ReturnB,C,D	(20.55)%	(11.18)%	(9.50)%
Ratios to Average Net AssetsG
Expenses before expense reductions	2.58%	2.79%	32.69%A
Expenses net of voluntary waivers, if any	2.36%	2.50%	2.50%A
Expenses net of all reductions	2.16%	2.46%	2.50%A
Net investment income (loss)	(1.74)%	(.89)%	.24%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,636	$ 8,532	$ 1,224
Portfolio turnover rate	473%	481%	139%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 13, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Additional Performance Information

Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. The LipperSM  Mid-Cap Growth Funds Average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The following information compares the performance of each class of the fund to an additional Lipper comparison category. The returns in the following table include the effect of Class A's and Class T's maximum applicable front-end sales charge and Class B's and Class C's maximum applicable CDSC.

Average Annual Returns

For the periods ended December 31, 2002	Past 1 year	Life of classA
Advisor Aggressive Growth - Class A	-31.00%	-22.06%
Advisor Aggressive Growth - Class T	-29.64%	-21.43%
Advisor Aggressive Growth - Class B	-31.00%	-21.60%
Advisor Aggressive Growth - Class C	-28.06%	-20.41%
Lipper Mid-Cap Growth Funds Average	-28.33%	--

A From November 13, 2000.

If FMR had not reimbursed certain class expenses during these periods, the fund's Class A, Class T, Class B, and Class C returns would have been lower.

Prospectus

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-4118

Fidelity, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity Advisor Money Line is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.742788.103 AAG-pro-0103

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity® Advisor

Aggressive Growth Fund

Institutional Class

(Fund 201, CUSIP 316389881)

Prospectus

January 29, 2003

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Performance Information

Prospectus

Fund Summary

Investment Summary

Investment Objective

Advisor Aggressive Growth Fund seeks capital appreciation.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing primarily in common stocks.
  Normally investing in companies it believes offer the potential for accelerated earnings or revenue growth (stocks of these companies are often called "growth" stocks).
  Focusing investments in medium-sized companies, but may also invest substantially in larger or smaller companies.
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
  Potentially using other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information illustrates the changes in the fund's performance from year to year, as represented by the performance of Institutional Class, and compares Institutional Class's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

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Fund Summary - continued

Year-by-Year Returns

Advisor Aggressive Growth - Institutional Class
Calendar Years	2001	2002
	-16.09%	-26.55%



During the periods shown in the chart for Institutional Class of Advisor Aggressive Growth:	Returns	Quarter ended
Highest Quarter Return	22.68%	June 30, 2001
Lowest Quarter Return	-26.56%	September 30, 2001

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2002	Past 1 year	Life of class A
Advisor Aggressive Growth
Institutional Class - Return Before Taxes	-26.55%	-19.56%
 Return After Taxes on Distributions	-26.55%	-19.58%
 Return After Taxes on Distributions and Sale of Fund Shares	-16.30%	-15.24%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	-27.41%	-25.67%
LipperSM Mid-Cap Funds Average (reflects no deduction for sales charges or taxes)	-23.00%	--

A From November 13, 2000.

Prospectus

If FMR had not reimbursed certain class expenses during these periods, the fund's Institutional Class returns would have been lower.

Russell Midcap® Growth Index is a market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index that exhibit growth-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell Institutional Class shares of the fund. The annual class operating expenses provided below for Institutional Class do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Institutional Class
Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Institutional Class
Management fee	0.63%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.80%
Total annual class operating expensesA	1.43%

A Effective August 1, 2002, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total Institutional Class operating expenses, after reimbursement, would have been 1.03%.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that Institutional Class's annual return is 5% and that your shareholder fees and Institutional Class's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

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Fund Summary - continued

Institutional Class
1 year	$ 146
3 years	$ 452
5 years	$ 782
10 years	$ 1,713

Prospectus

Fund Basics

Investment Details

Investment Objective

Advisor Aggressive Growth Fund seeks capital appreciation.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests the fund's assets in companies it believes offer the potential for accelerated earnings or revenue growth.

Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

Although FMR focuses on investing the fund's assets in securities issued by medium-sized companies, FMR may also make substantial investments in securities issued by larger or smaller companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

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Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Advisor Aggressive Growth Fund seeks capital appreciation.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

A class's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing Institutional Class's NAV.

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

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Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone number:

  If you are investing through a broker-dealer, insurance representative, or bank representative, 1-877-208-0098 (8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

Please use the following addresses:

Buying or Selling Shares

Fidelity Investments
P.O. Box 770002
Cincinnati, OH 45277-0081

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2A
Hebron, KY 41048

You may buy or sell Institutional Class shares of the fund through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Institutional Class shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in Institutional Class shares of the fund, including a transaction fee if you buy or sell Institutional Class shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (as defined in the Employee Retirement Income Security Act), 403(b) programs, and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

Prospectus

Shareholder Information - continued

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Fidelity Trustees and employees;

6. Insurance company programs for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs, and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business;

7. Employee benefit plan programs covering employees of broker-dealers, registered investment advisers, trust institutions and bank trust departments, and insurance companies having agreements with Fidelity Distributors Corporation (FDC);

8. Qualified tuition programs for which FMR or an affiliate serves as investment manager; and

9. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity.

For purposes of numbers one through nine above, the term Advisor funds includes any Fidelity fund that offers Advisor classes of shares.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity may waive the requirement that $1 million be invested in the Institutional Class of Fidelity funds that offer Advisor classes of shares.

The price to buy one share of Institutional Class is the class's NAV. Institutional Class shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Prospectus

The fund may reject or cancel any purchase orders, including exchanges, for any reason.

For example, the fund does not permit market timing because short-term or other excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Institutional Class shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$2,500
For certain Fidelity Advisor retirement accountsA	$500
Through regular investment plansB	$100
To Add to an Account	$100
Minimum Balance	$1,000
For certain Fidelity Advisor retirement accountsA	None

A Fidelity Advisor Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

B An account may be opened with a minimum of $100, provided that a regular investment plan is established at the time the account is opened.

There is no minimum account balance or initial or subsequent purchase minimum for (i) investments through Portfolio Advisory ServicesSM , (ii) certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts, (iii) investments through a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iv) certain mutual fund wrap program accounts. An eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with FDC. In addition, the fund may waive or lower purchase minimums in other circumstances.

Prospectus

Shareholder Information - continued

Key Information
Phone

To Open an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from the same class of another Fidelity fund that offers Advisor classes of shares or from another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Advisor Money LineSM to transfer from your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund and note the applicable class. Mail to your investment professional or to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund and note the applicable class. Indicate your fund account number on your check and mail to your investment professional or to the address at left.
  Exchange from the same class of other Fidelity funds that offer Advisor classes of shares or from another Fidelity fund. Send a letter of instruction to your investment professional or to the address at left, including your name, the funds' names, the applicable class names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person	To Open an Account Bring your application and check to your investment professional. To Add to an Account Bring your check to your investment professional.
Wire

To Open an Account

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.
  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your new fund account number and your name.

To Add to an Account

  Wire to: Deutsche Bank Trust Company Americas, Bank Routing # 021001033, Account # 00159759.
  Specify the complete name of the fund, note the applicable class, and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Advisor Systematic Investment Program.

Prospectus

Selling Shares

The price to sell one share of Institutional Class is the class's NAV.

If appropriate to protect shareholders, the fund may impose a redemption fee (trading fee) on redemptions from the fund.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

Prospectus

Shareholder Information - continued

Key Information
Phone
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Advisor Money Line to transfer to your bank account. Call your investment professional or call Fidelity at the appropriate number found in "General Information."
  Exchange to the same class of other Fidelity funds that offer Advisor classes of shares or to another Fidelity fund. Call your investment professional or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to your investment professional or to the address at left, including your name, the fund's name, the applicable class name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call your investment professional or call Fidelity at the appropriate number found in "General Information" to request one.

Trust

  Send a letter of instruction to your investment professional or to the address at left, including the trust's name, the fund's name, the applicable class name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to your investment professional or to the address at left, including the firm's name, the fund's name, the applicable class name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to your investment professional. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit your investment professional to request one.

Trust

  Bring a letter of instruction to your investment professional. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to your investment professional. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit your investment professional for instructions.

Automatically	Use Fidelity Advisor Systematic Withdrawal Program to set up periodic redemptions from your Institutional Class account.

Prospectus

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity funds that offer Advisor classes of shares or for shares of Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchases for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund or class, read its prospectus.
  The fund or class you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number, there may be additional requirements.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

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Shareholder Information - continued

Fidelity Advisor Systematic Investment Program To move money from your bank account to a Fidelity fund that offers Advisor classes of shares.
Minimum Initial $100	Minimum Additional $100	Frequency Monthly, bimonthly, quarterly, or semi-annually

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled investment date.

Fidelity Advisor Systematic Withdrawal Program To set up periodic redemptions from your Institutional Class account to you or to your bank checking account.
Minimum $100	Maximum $50,000	Frequency Monthly, quarterly, or semi-annually

Procedures

  Accounts with a value of $10,000 or more in Institutional Class shares are eligible for this program.
  To set up, call your investment professional or call Fidelity at the appropriate number found in "General Information" for instructions.
  To make changes, call your investment professional or call Fidelity at the appropriate number found in "General Information." Call at least 10 business days prior to your next scheduled withdrawal date.

Prospectus

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account.
  Call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to your investment professional or to Fidelity at the address found in "General Information."

Fidelity Advisor Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Fidelity Advisor Money Line feature before using it. Complete the appropriate section on the application and then call your investment professional or call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Maximum transaction: $100,000

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-877-208-0098 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-877-208-0098.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

Shareholder Information - continued

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

If your account balance falls below $1,000 for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December and January.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for Institutional Class:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional Institutional Class shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds. Your capital gain distributions will be automatically invested in Institutional Class shares of another identically registered Fidelity fund that offers Advisor classes of shares or shares of identically registered Fidelity funds, automatically reinvested in additional Institutional Class shares of the fund, or paid in cash.

Prospectus

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Advisor Aggressive Growth is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 28, 2002, FMR had approximately $13.6 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 25 Lovat Lane, London, EC3R 8LL, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East), at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan, serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), at 1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan, serves as a sub-adviser for the fund. As of September 30, 2002, FIJ had approximately $23.9 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States and may also provide investment advisory and order execution services for the fund from time to time.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of FMR. As of March 28, 2002, FMRC had approximately $543.8 billion in discretionary assets under management.

Rajiv Kaul is manager of Advisor Aggressive Growth Fund, which he has managed since June 2001. Since joining Fidelity Investments in 1996, Mr. Kaul has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For November 2002, the group fee rate was 0.28%. The individual fund fee rate is 0.35%.

The total management fee for the fiscal year ended November 30, 2002, was 0.63% of the fund's average net assets.

FMR pays FMRC, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse a class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a class's expenses and boost its performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class's shares.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of Fidelity funds that offer Advisor classes of shares, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

Prospectus

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand Institutional Class's financial history for the period of the class's operations. Certain information reflects financial results for a single class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the class (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended November 30,	2002	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.11	$ 9.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	.01	.01
Net realized and unrealized gain (loss)	(1.54)	(.95)	(.95)
Total from investment operations	(1.59)	(.94)	(.94)
Distributions from net realized gain	-	(.01)	-
Net asset value, end of period	$ 6.52	$ 8.11	$ 9.06
Total Return B,C	(19.61)%	(10.39)%	(9.40)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.43%	1.73%	31.51% A
Expenses net of voluntary waivers, if any	1.27%	1.50%	1.50% A
Expenses net of all reductions	1.07%	1.46%	1.50% A
Net investment income (loss)	(.64)%	.11%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 513	$ 761	$ 325
Portfolio turnover rate	473%	481%	139% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 13, 2000 (commencement of operations) to November 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Prospectus

Appendix - continued

Additional Performance Information

Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. The LipperSM  Mid-Cap Growth Funds Average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The following information compares the performance of Institutional Class of the fund to an additional Lipper comparison category.

Average Annual Returns

For the periods ended December 31, 2002	Past 1 year	Life of classA
Advisor Aggressive Growth - Institutional Class	-26.55%	-19.56%
Lipper Mid-Cap Growth Funds Average	-28.33%	--

A From November 13, 2000.

If FMR had not reimbursed certain class expenses during these periods, the fund's Institutional Class returns would have been lower.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-4118

Fidelity, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services and Fidelity Advisor Money Line are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.745869.103 AAGI-pro-0103

FIDELITY® ADVISOR AGGRESSIVE GROWTH FUND, FIDELITY ADVISOR ASSET ALLOCATION FUND, FIDELITY ADVISOR BALANCED FUND, FIDELITY ADVISOR DIVIDEND GROWTH FUND, FIDELITY ADVISOR DYNAMIC CAPITAL APPRECIATION FUND, FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR EQUITY INCOME FUND, FIDELITY ADVISOR EQUITY VALUE FUND, FIDELITY ADVISOR FIFTY FUND, FIDELITY ADVISOR GROWTH & INCOME FUND, FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR SMALL CAP FUND, FIDELITY ADVISOR STRATEGIC GROWTH FUND, AND FIDELITY ADVISOR VALUE STRATEGIES FUND

Funds of Fidelity Advisor Series I and Fidelity Securities Fund

Class A, Class T, Class B, Class C, Institutional Class, and Initial Class

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2003

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus, dated January 29, 2003, or an annual report for Class A, Class T, Class B, Class C, and Institutional Class of each fund, please call Fidelity at 1-877-208-0098. To obtain a free additional copy of a prospectus for the Initial Class of Fidelity® Advisor Value Strategies Fund, dated January 29, 2003, or an annual report for the Initial Class of Fidelity Advisor Value Strategies Fund, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Prior Performance of a Similar Fund	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Board Approval of the Existing Investment Advisory Contracts	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trusts	<Click Here>
Financial Statements	<Click Here>
Appendix	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

ACOM11-ptb-0103
1.730176.104

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of Advisor Aggressive Growth

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Asset Allocation

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing and selling precious metals, or from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest more than 5% of its total assets in precious metals.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of limitation (5), with respect to the fund's investments in Fidelity Money Market Central Fund and Fidelity Ultra-Short Central Fund, Fidelity Management & Research Company (FMR) treats the issuers of the underlying securities owned by Fidelity Money Market Central Fund and Fidelity Ultra-Short Central Fund as the issuer of Fidelity Money Market Central Fund and Fidelity Ultra-Short Central Fund respectively.

For the fund's limitations on futures, options, and swap transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Balanced

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of limitation (5), with respect to the fund's investments in Fidelity Ultra-Short Central Fund, FMR treats the issuers of the underlying securities owned by Fidelity Ultra-Short Central Fund as the issuer of Fidelity Ultra-Short Central Fund.

For the fund's limitations on futures, options, and swap transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

For purposes of investing at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock), FMR interprets "total assets" to exclude collateral received for securities lending transactions.

Investment Limitations of Advisor Dividend Growth

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Dynamic Capital Appreciation

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Equity Growth

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Equity Income

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Equity Value

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Fifty

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Growth & Income

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Growth Opportunities

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Large Cap

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

For purposes of normally investing at least 80% of the fund's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000® Index and the Standard & Poor's 500SM  Index (S&P 500®) no less frequently than once a month.

Investment Limitations of Advisor Leveraged Company Stock

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Mid Cap

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

For purposes of normally investing at least 80% of the fund's assets in securities of companies with medium market capitalizations, FMR intends to measure the capitalization range of the Russell Midcap® Index and the Standard & Poor's® MidCap 400 Index (S&P® MidCap 400) no less frequently than once a month.

Investment Limitations of Advisor Small Cap

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

For purposes of normally investing at least 80% of the fund's assets in securities of companies with small market capitalizations, FMR intends to measure the capitalization range of the Russell 2000® Index and the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600) no less frequently than once a month.

Investment Limitations of Advisor Strategic Growth

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

Investment Limitations of Advisor Value Strategies

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures, Options, and Swap Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset Allocation (Advisor Asset Allocation only). The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. Securities in this asset class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.

The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. Short-term and money market instruments may include commercial paper, notes, and other corporate debt securities, government securities issued by U.S. or foreign governments or their agencies or instrumentalities, bank deposits and other financial institution obligations, repurchase agreements involving any type of security, and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

FMR may use its judgment to place a security in the most appropriate asset class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these asset classes. In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Funds' Rights as Investors. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

Futures, Options, and Swaps. The following paragraphs pertain to futures, options, and swaps: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures, Options, and Swap Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, and Swap Agreements.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, some are based on indices of securities prices, such as the S&P 500, and some are based on Eurodollars. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures, Options, and Swap Transactions. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, Advisor Asset Allocation and Advisor Balanced will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.

In addition, Advisor Aggressive Growth, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts, options, and swaps, and the funds' policies regarding futures contracts, options, and swaps discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Advisor Asset Allocation may purchase securities indexed to the price of precious metals as an alternative to direct investment in precious metals. Because the value of these securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. The fund will purchase precious metals-indexed securities only when FMR is satisfied with the creditworthiness of the issuers liable for payment. The securities generally will earn a nominal rate of interest while held by the fund, and may have maturities of one year or more. In addition, the securities may be subject to being put by the fund to the issuer, with payment to be received on no more than seven days' notice. The put feature would ensure the liquidity of the notes in the absence of an active secondary market.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's® Investors Service, Standard & Poor's® (S&P®), or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR. FMR treats investment-grade debt securities as "fixed-income senior securities" for purposes of investing at least 25% of Advisor Balanced's total assets in fixed-income senior securities (including debt securities and preferred stock).

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, FMR intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services, including research, provided by the FCM.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

Securities may be purchased from underwriters at prices that include underwriting fees.

Generally, compensation relating to investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive compensation for their services.

Each fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

Brokers or dealers that execute transactions for a fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with Archipelago ECN (Archipelago), an electronic communications network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the compensation is fair, reasonable, and comparable to compensation charged by non-affiliated, qualified brokerage firms for similar services. Prior to September 20, 2002, FMR placed trades with REDIBook ECN LLC (REDIBook), in which a wholly-owned subsidiary of FMR Corp. had an equity ownership interest.

FMR may allocate brokerage transactions to brokers or dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses or the promotion of fund shares.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended November 30, 2002 and 2001, the portfolio turnover rates for each fund are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

Turnover Rates	2002	2001
Advisor Aggressive Growth	473%	481%
Advisor Asset Allocation	120%	165%
Advisor Balanced	106%	98%
Advisor Dividend Growth	65%	97%
Advisor Dynamic Capital Appreciation	285%	313%
Advisor Equity Growth	93%	106%
Advisor Equity Income	40%	60%
Advisor Equity Value**	148%	107%*
Advisor Fifty	180%	38%
Advisor Growth & Income	93%	67%
Advisor Growth Opportunities	55%	79%
Advisor Large Cap	96%	121%
Advisor Leveraged Company Stock***	252%	289%*
Advisor Mid Cap	221%	243%
Advisor Small Cap	40%	84%
Advisor Strategic Growth	241%	334%
Advisor Value Strategies	49%	31%

* Annualized

** Advisor Equity Value commenced operations on May 9, 2001.

*** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

The following tables show the brokerage commissions paid by each fund. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.

The following table shows the total amount of brokerage commissions paid by each fund.

Fund	Fiscal Year Ended	Total Amount Paid
Advisor Aggressive Growth	November 30
2002		$ 406,167
2001		$ 162,359
2000*		$ 2,552
Advisor Asset Allocation	November 30
2002		$ 189,861
2001		$ 220,986
2000		$ 68,770
Advisor Balanced	November 30
2002		$ 1,880,108
2001		$ 1,540,691
2000		$ 2,662,317
Advisor Dividend Growth	November 30
2002		$ 4,948,626
2001		$ 3,408,781
2000		$ 1,008,622
Advisor Dynamic Capital Appreciation	November 30
2002		$ 2,830,913
2001		$ 1,721,095
2000		$ 1,141,898
Advisor Equity Growth	November 30
2002		$ 31,928,287
2001		$ 23,199,889
2000		$ 14,621,290
Advisor Equity Income	November 30
2002		$ 6,621,430
2001		$ 4,987,744
2000		$ 6,798,553
Advisor Equity Value	November 30
2002		$ 115,798
2001**		$ 26,156
Advisor Fifty	November 30
2002		$ 274,707
2001		$ 32,684
2000***		$ 30,592
Advisor Growth & Income	November 30
2002		$ 3,011,172
2001		$ 2,665,661
2000		$ 3,390,976
Advisor Growth Opportunities	November 30
2002		$ 12,760,517
2001		$ 15,954,911
2000		$ 35,444,044
Advisor Large Cap	November 30
2002		$ 1,216,471
2001		$ 1,151,811
2000		$ 687,298
Advisor Leveraged Company Stock	November 30
2002		$ 106,772
2001****		$ 37,066
Advisor Mid Cap	November 30
2002		$ 24,782,813
2001		$ 12,527,714
2000		$ 3,622,965
Advisor Small Cap	November 30
2002		$ 2,057,058
2001		$ 1,620,105
2000		$ 1,059,591
Advisor Strategic Growth	November 30
2002		$ 147,861
2001		$ 163,736
2000		$ 38,139
Advisor Value Strategies	November 30
2002		$ 3,480,742
2001		$ 960,786
2000		$ 500,106

* Advisor Aggressive Growth commenced operations on November 13, 2000.

** Advisor Equity Value commenced operations on May 9, 2001.

*** Advisor Fifty commenced operations on August 16, 2000.

**** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

The first table below shows the total amount of brokerage commissions paid by each fund to NFS, NFSC, FBSJ, and REDIBook, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFS for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 2002. NFS, NFSC, FBSJ, and REDIBook are paid on a commission basis.

Total Amount Paid
Fund	Fiscal Year Ended	To NFS	To NFSC	To FBSJ	To REDIBook
Advisor Aggressive Growth	November 30
2002		$ 34,780	--	$ 0	$ 0
2001		$ 11,883	--	$ 0	$ 0
2000*		--	--	--	--
Advisor Asset Allocation	November 30
2002		$ 7,801	--	$ 0	$ 0
2001		$ 11,235	--	$ 0	$ 0
2000		$ 2,793	$ 1,971	$ 45	$ 100
Advisor Balanced	November 30
2002		$ 67,487	--	$ 0	$ 0
2001		$ 69,591	--	$ 0	$ 0
2000		$ 19,002	$ 105,612	$ 0	$ 2,731
Advisor Dividend Growth	November 30
2002		$ 186,752	--	$ 0	$ 0
2001		$ 163,167	--	$ 0	$ 22
2000		$ 12,144	$ 40,331	$ 0	$ 1,019
Advisor Dynamic Capital Appreciation	November 30
2002		$ 150,384	--	$ 0	$ 0
2001		$ 88,796	--	$ 0	$ 0
2000		$ 22,777	$ 50,921	$ 0	$ 1,996
Advisor Equity Growth	November 30
2002		$ 946,618	--	$ 0	$ 0
2001		$ 970,285	--	$ 4,740	$ 377
2000		$ 310,798	$ 474,365	$ 39,925	$ 16,965
Advisor Equity Income	November 30
2002		$ 164,910	--	$ 0	$ 0
2001		$ 234,532	--	$ 0	$ 0
2000		$ 132,885	$ 166,161	$ 0	$ 1,176
Advisor Equity Value	November 30
2002		$ 6,735	--	$ 0	$ 0
2001**		$ 1,193	--	$ 0	$ 0
Advisor Fifty	November 30
2002		$ 7,543	--	$ 0	$ 0
2001		$ 1,856	--	$ 8	$ 0
2000***		$ 1,262	$ 178	$ 0	$ 0
Advisor Growth & Income	November 30
2002		$ 109,432	--	$ 0	$ 0
2001		$ 127,856	--	$ 0	$ 0
2000		$ 35,621	$ 100,719	$ 7,253	$ 5,111
Advisor Growth Opportunities	November 30
2002		$ 299,452	--	$ 0	$ 0
2001		$ 744,041	--	$ 0	$ 0
2000		$ 276,428	$ 845,330	$ 5,932	$ 18,264
Advisor Large Cap	November 30
2002		$ 38,826	--	$ 0	$ 0
2001		$ 59,138	--	$ 0	$ 0
2000		$ 9,676	$ 20,472	$ 0	$ 234
Advisor Leveraged Company Stock	November 30
2002		$ 5,765	--	$ 0	$ 0
2001****		$ 2,464	--	$ 0	$ 0
Advisor Mid Cap	November 30
2002		$ 533,658	--	$ 0	$ 0
2001		$ 253,455	--	$ 0	$ 351
2000		$ 54,842	$ 53,511	$ 24	$ 4,180
Advisor Small Cap	November 30
2002		$ 70,222	--	$ 0	$ 0
2001		$ 75,493	--	$ 396	$ 39
2000		$ 9,830	$ 5,492	$ 3,255	$ 3,504
Advisor Strategic Growth	November 30
2002		$ 4,804	--	$ 0	$ 0
2001		$ 5,220	--	$ 0	$ 0
2000		$ 919	$ 2,744	$ 0	$ 0
Advisor Value Strategies	November 30
2002		$ 105,308	--	$ 0	$ 0
2001		$ 49,381	--	$ 475	$ 0
2000		$ 10,721	$ 29,280	$ 3,666	$ 0

* Advisor Aggressive Growth commenced operations on November 13, 2000.

** Advisor Equity Value commenced operations on May 9, 2001.

*** Advisor Fifty commenced operations on August 16, 2000.

**** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

Fund	Fiscal Year Ended 2002	% of Aggregate Commissions Paid to NFS	% of Aggregate Dollar Amount of Transactions Effected through NFS
Advisor Aggressive Growth(dagger)	November 30	8.55%	11.68%
Advisor Asset Allocation(dagger)	November 30	4.11%	9.03%
Advisor Balanced(dagger)	November 30	3.59%	5.10%
Advisor Dividend Growth(dagger)	November 30	3.77%	8.84%
Advisor Dynamic Capital Appreciation(dagger)	November 30	5.31%	13.33%
Advisor Equity Growth(dagger)	November 30	2.97%	5.46%
Advisor Equity Income(dagger)	November 30	2.49%	3.76%
Advisor Equity Value(dagger)	November 30	5.82%	13.02%
Advisor Fifty(dagger)	November 30	2.74%	8.30%
Advisor Growth & Income(dagger)	November 30	3.63%	5.64%
Advisor Growth Opportunities(dagger)	November 30	2.35%	4.80%
Advisor Large Cap(dagger)	November 30	3.19%	5.83%
Advisor Leveraged Company Stock(dagger)	November 30	5.40%	14.32%
Advisor Mid Cap(dagger)	November 30	2.15%	4.27%
Advisor Small Cap(dagger)	November 30	3.42%	9.31%
Advisor Strategic Growth(dagger)	November 30	3.25%	9.79%
Advisor Value Strategies(dagger)	November 30	3.02%	7.86%

(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.

The following table shows the dollar amount of brokerage commissions paid to firms for providing research services and the approximate dollar amount of the transactions involved for the fiscal year ended 2002.

Fund	Fiscal Year Ended 2002	$ Amount of Commissions Paid to Firms for Providing Research Services*	$ Amount of Brokerage Transactions Involved*
Advisor Aggressive Growth	November 30	$ 280,436	$ 79,665,807
Advisor Asset Allocation	November 30	$ 173,533	$ 114,082,201
Advisor Balanced	November 30	$ 1,798,624	$ 1,277,971,979
Advisor Dividend Growth	November 30	$ 4,766,186	$ 3,077,197,377
Advisor Dynamic Capital Appreciation	November 30	$ 2,562,701	$ 1,177,622,371
Advisor Equity Growth	November 30	$ 30,661,046	$ 15,261,750,145
Advisor Equity Income	November 30	$ 6,237,493	$ 3,006,990,805
Advisor Equity Value	November 30	$ 91,449	$ 56,103,124
Advisor Fifty	November 30	$ 252,595	$ 114,356,346
Advisor Growth & Income	November 30	$ 2,913,554	$ 2,072,975,255
Advisor Growth Opportunities	November 30	$ 12,394,696	$ 8,602,252,685
Advisor Large Cap	November 30	$ 1,121,172	$ 715,546,714
Advisor Leveraged Company Stock	November 30	$ 93,102	$ 13,283,406
Advisor Mid Cap	November 30	$ 23,598,040	$ 10,469,793,741
Advisor Small Cap	November 30	$ 1,856,039	$ 713,824,767
Advisor Strategic Growth	November 30	$ 126,800	$ 69,824,733
Advisor Value Strategies	November 30	$ 3,107,763	$ 978,908,298

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the compensation paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each class's NAV is the value of a single share. The NAV of each class is computed by adding the class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting the class's pro rata share of the applicable fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each class's share price, yield, if applicable, and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

Yield Calculations. Yields for a class are computed by dividing a class's pro rata share of the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's NAV or offering price, as applicable, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a class.

In addition to average annual returns, a class may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a class's maximum sales charge or the effect of Advisor Value Strategies' small account fee on certain Initial Class shares. Excluding a class's sales charge or Advisor Value Strategies' small account fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

Moving Averages. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. The 13-week and 39-week long-term moving averages for each class of each fund are shown in the table below.

Fund	13-Week Long-Term Moving Average	39-Week Long-Term Moving Average
Advisor Aggressive Growth - Class A*	$ 6.33	$ 7.05
Advisor Aggressive Growth - Class T*	$ 6.30	$ 7.01
Advisor Aggressive Growth - Class B*	$ 6.24	$ 6.96
Advisor Aggressive Growth - Class C*	$ 6.25	$ 6.97
Advisor Aggressive Growth - Institutional Class*	$ 6.38	$ 7.09
Advisor Asset Allocation - Class A*	$ 8.36	$ 8.86
Advisor Asset Allocation - Class T*	$ 8.34	$ 8.85
Advisor Asset Allocation - Class B*	$ 8.33	$ 8.84
Advisor Asset Allocation - Class C*	$ 8.32	$ 8.84
Advisor Asset Allocation - Institutional Class*	$ 8.37	$ 8.86
Advisor Balanced - Class A*	$ 13.65	$ 14.10
Advisor Balanced - Class T*	$ 13.71	$ 14.17
Advisor Balanced - Class B*	$ 13.62	$ 14.10
Advisor Balanced - Class C*	$ 13.61	$ 14.09
Advisor Balanced - Institutional Class*	$ 13.78	$ 14.22
Advisor Dividend Growth - Class A*	$ 9.25	$ 10.07
Advisor Dividend Growth - Class T*	$ 9.19	$ 10.02
Advisor Dividend Growth - Class B*	$ 9.03	$ 9.85
Advisor Dividend Growth - Class C*	$ 9.04	$ 9.86
Advisor Dividend Growth - Institutional Class*	$ 9.34	$ 10.16
Advisor Dynamic Capital Appreciation - Class A*	$ 10.01	$ 11.18
Advisor Dynamic Capital Appreciation - Class T*	$ 9.94	$ 11.11
Advisor Dynamic Capital Appreciation - Class B*	$ 9.82	$ 10.99
Advisor Dynamic Capital Appreciation - Class C*	$ 9.83	$ 11.00
Advisor Dynamic Capital Appreciation - Institutional Class*	$ 10.08	$ 11.25
Advisor Equity Growth - Class A*	$ 34.00	$ 38.77
Advisor Equity Growth - Class T*	$ 34.27	$ 39.09
Advisor Equity Growth - Class B*	$ 32.77	$ 37.44
Advisor Equity Growth - Class C*	$ 33.27	$ 38.00
Advisor Equity Growth - Institutional Class*	$ 35.56	$ 40.49
Advisor Equity Income - Class A*	$ 19.78	$ 21.87
Advisor Equity Income - Class T*	$ 20.02	$ 22.14
Advisor Equity Income - Class B*	$ 19.86	$ 22.01
Advisor Equity Income - Class C*	$ 19.89	$ 22.04
Advisor Equity Income - Institutional Class*	$ 20.21	$ 22.33
Advisor Equity Value - Class A*	$ 8.16	$ 8.89
Advisor Equity Value - Class T*	$ 8.13	$ 8.86
Advisor Equity Value - Class B*	$ 8.08	$ 8.81
Advisor Equity Value - Class C*	$ 8.07	$ 8.81
Advisor Equity Value - Institutional Class*	$ 8.19	$ 8.91
Advisor Fifty - Class A*	$ 8.47	$ 9.06
Advisor Fifty - Class T*	$ 8.43	$ 9.02
Advisor Fifty - Class B*	$ 8.35	$ 8.94
Advisor Fifty - Class C*	$ 8.34	$ 8.93
Advisor Fifty - Institutional Class*	$ 8.54	$ 9.12
Advisor Growth & Income - Class A*	$ 13.23	$ 14.15
Advisor Growth & Income - Class T*	$ 13.12	$ 14.04
Advisor Growth & Income - Class B*	$ 12.79	$ 13.71
Advisor Growth & Income - Class C*	$ 12.81	$ 13.72
Advisor Growth & Income - Institutional Class*	$ 13.35	$ 14.26
Advisor Growth Opportunities - Class A*	$ 22.16	$ 24.32
Advisor Growth Opportunities - Class T*	$ 22.39	$ 24.58
Advisor Growth Opportunities - Class B*	$ 21.84	$ 24.01
Advisor Growth Opportunities - Class C*	$ 21.91	$ 24.09
Advisor Growth Opportunities - Institutional Class*	$ 22.52	$ 24.68
Advisor Large Cap - Class A*	$ 11.62	$ 12.87
Advisor Large Cap - Class T*	$ 11.59	$ 12.84
Advisor Large Cap - Class B*	$ 11.31	$ 12.55
Advisor Large Cap - Class C*	$ 11.28	$ 12.52
Advisor Large Cap - Institutional Class*	$ 11.85	$ 13.10
Advisor Leveraged Company Stock - Class A*	$ 9.19	$ 9.37
Advisor Leveraged Company Stock - Class T*	$ 9.14	$ 9.33
Advisor Leveraged Company Stock - Class B*	$ 9.08	$ 9.26
Advisor Leveraged Company Stock - Class C*	$ 9.07	$ 9.26
Advisor Leveraged Company Stock - Institutional Class*	$ 9.22	$ 9.40
Advisor Mid Cap - Class A*	$ 15.07	$ 16.72
Advisor Mid Cap - Class T*	$ 15.21	$ 16.88
Advisor Mid Cap - Class B*	$ 14.78	$ 16.43
Advisor Mid Cap - Class C*	$ 14.78	$ 16.43
Advisor Mid Cap - Institutional Class*	$ 15.32	$ 16.97
Advisor Small Cap - Class A*	$ 14.37	$ 16.02
Advisor Small Cap - Class T*	$ 14.23	$ 15.87
Advisor Small Cap - Class B*	$ 13.95	$ 15.58
Advisor Small Cap - Class C*	$ 14.01	$ 15.64
Advisor Small Cap - Institutional Class*	$ 14.55	$ 16.19
Advisor Strategic Growth - Class A*	$ 6.82	$ 8.37
Advisor Strategic Growth - Class T*	$ 6.74	$ 8.28
Advisor Strategic Growth - Class B*	$ 6.62	$ 8.14
Advisor Strategic Growth - Class C*	$ 6.59	$ 8.12
Advisor Strategic Growth - Institutional Class*	$ 6.85	$ 8.40
Advisor Value Strategies - Class A*	$ 19.36	$ 22.03
Advisor Value Strategies - Class T*	$ 19.85	$ 22.59
Advisor Value Strategies - Class B*	$ 19.10	$ 21.77
Advisor Value Strategies - Class C*	$ 18.98	$ 21.64
Advisor Value Strategies - Institutional Class*	$ 19.91	$ 22.62
Advisor Value Strategies - Initial Class*	$ 20.43	$ 23.21

* On November 29, 2002.

Historical Fund Results. The following tables show each class's returns for the fiscal periods ended November 30, 2002.

Class A and Class T have a maximum front-end sales charge of 5.75% and 3.50%, respectively, which is included in the average annual and cumulative returns. Class B and Class C have a maximum contingent deferred sales charge (CDSC) of 5.00% and 1.00%, respectively, which is included in the average annual and cumulative returns.

Class A, Class T, Class B, and Class C average annual and cumulative returns also include each class's respective 12b-1 fee. Both Class B and Class C have a 12b-1 fee of 1.00%. Class A has a 12b-1 fee that may range over time between 0.25% and 0.35% and Class T has a 12b-1 fee that may range over time between 0.50% and 0.60%, as an amount of brokerage commissions equivalent to up to 0.10% of each class's average net assets may be used to promote the sale of class shares. See each class's prospectus for further details.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending upon individual circumstances. After-tax returns are not relevant if shares are held in a retirement account or in another tax-deferred arrangement.

	Average Annual Returns1
Fund	One Year	Five Years	Ten Years/ Life of Fund*
Advisor Aggressive Growth
Class A - Return Before Taxes	-24.53%	--	-21.42%
 Return After Taxes on Distributions	-24.53%	--	-21.44%
 Return After Taxes on Distributions and Sale of Fund Shares	-15.06%	--	-16.68%
Class T - Return Before Taxes	-23.02%	--	-20.75%
 Return After Taxes on Distributions	-23.02%	--	-20.77%
 Return After Taxes on Distributions and Sale of Fund Shares	-14.13%	--	-16.18%
Class B - Return Before Taxes	-24.54%	--	-20.92%
 Return After Taxes on Distributions	-24.54%	--	-20.94%
 Return After Taxes on Distributions and Sale of Fund Shares	-15.07%	--	-16.30%
Class C - Return Before Taxes	-21.34%	--	-19.67%
 Return After Taxes on Distributions	-21.34%	--	-19.69%
 Return After Taxes on Distributions and Sale of Fund Shares	-13.10%	--	-15.36%
Institutional Class - Return Before Taxes	-19.61%	--	-18.81%
 Return After Taxes on Distributions	-19.61%	--	-18.83%
 Return After Taxes on Distributions and Sale of Fund Shares	-12.04%	--	-14.71%
Advisor Asset Allocation
Class A - Return Before Taxes	-14.50%	--	-3.52%
 Return After Taxes on Distributions	-15.05%	--	-4.00%
 Return After Taxes on Distributions and Sale of Fund Shares	-8.88%	--	-2.99%
Class T - Return Before Taxes	-12.67%	--	-3.19%
 Return After Taxes on Distributions	-13.09%	--	-3.59%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.76%	--	-2.69%
Class B - Return Before Taxes	-14.47%	--	-3.49%
 Return After Taxes on Distributions	-14.75%	--	-3.75%
 Return After Taxes on Distributions and Sale of Fund Shares	-8.86%	--	-2.87%
Class C - Return Before Taxes	-10.91%	--	-2.77%
 Return After Taxes on Distributions	-11.19%	--	-3.03%
 Return After Taxes on Distributions and Sale of Fund Shares	-6.68%	--	-2.30%
Institutional Class - Return Before Taxes	-9.07%	--	-1.79%
 Return After Taxes on Distributions	-9.77%	--	-2.37%
 Return After Taxes on Distributions and Sale of Fund Shares	-5.54%	--	-1.67%
Advisor Balanced
Class A - Return Before Taxes	-11.45%	0.13%	5.45%
 Return After Taxes on Distributions	-12.33%	-2.02%	3.39%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.02%	-0.51%	3.64%
Class T - Return Before Taxes	-9.55%	0.37%	5.61%
 Return After Taxes on Distributions	-10.35%	-1.68%	3.60%
 Return After Taxes on Distributions and Sale of Fund Shares	-5.85%	-0.26%	3.81%
Class B - Return Before Taxes	-11.41%	0.24%	5.62%
 Return After Taxes on Distributions	-12.04%	-1.64%	3.72%
 Return After Taxes on Distributions and Sale of Fund Shares	-6.99%	-0.27%	3.89%
Class C - Return Before Taxes	-7.75%	0.50%	5.61%
 Return After Taxes on Distributions	-8.39%	-1.38%	3.70%
 Return After Taxes on Distributions and Sale of Fund Shares	-4.75%	-0.07%	3.88%
Institutional Class - Return Before Taxes	-5.73%	1.65%	6.44%
 Return After Taxes on Distributions	-6.76%	-0.62%	4.26%
 Return After Taxes on Distributions and Sale of Fund Shares	-3.51%	0.64%	4.42%
Advisor Dividend Growth
Class A - Return Before Taxes	-18.65%	--	-1.51%
 Return After Taxes on Distributions	-18.73%	--	-1.53%
 Return After Taxes on Distributions and Sale of Fund Shares	-11.44%	--	-1.21%
Class T - Return Before Taxes	-16.84%	--	-1.11%
 Return After Taxes on Distributions	-16.87%	--	-1.12%
 Return After Taxes on Distributions and Sale of Fund Shares	-10.34%	--	-0.89%
Class B - Return Before Taxes	-18.64%	--	-1.49%
 Return After Taxes on Distributions	-18.64%	--	-1.49%
 Return After Taxes on Distributions and Sale of Fund Shares	-11.45%	--	-1.19%
Class C - Return Before Taxes	-15.13%	--	-0.69%
 Return After Taxes on Distributions	-15.13%	--	-0.69%
 Return After Taxes on Distributions and Sale of Fund Shares	-9.29%	--	-0.55%
Institutional Class - Return Before Taxes	-13.42%	--	0.33%
 Return After Taxes on Distributions	-13.62%	--	0.27%
 Return After Taxes on Distributions and Sale of Fund Shares	-8.22%	--	0.24%
Advisor Dynamic Capital Appreciation
Class A - Return Before Taxes	-13.22%	--	1.51%
 Return After Taxes on Distributions	-13.53%	--	1.41%
 Return After Taxes on Distributions and Sale of Fund Shares	-8.11%	--	1.17%
Class T - Return Before Taxes	-11.35%	--	1.87%
 Return After Taxes on Distributions	-11.58%	--	1.80%
 Return After Taxes on Distributions and Sale of Fund Shares	-6.96%	--	1.47%
Class B - Return Before Taxes	-13.18%	--	1.57%
 Return After Taxes on Distributions	-13.18%	--	1.57%
 Return After Taxes on Distributions and Sale of Fund Shares	-8.09%	--	1.26%
Class C - Return Before Taxes	-9.44%	--	2.34%
 Return After Taxes on Distributions	-9.47%	--	2.33%
 Return After Taxes on Distributions and Sale of Fund Shares	-5.80%	--	1.88%
Institutional Class - Return Before Taxes	-7.42%	--	3.43%
 Return After Taxes on Distributions	-7.97%	--	3.27%
 Return After Taxes on Distributions and Sale of Fund Shares	-4.53%	--	2.70%
Advisor Equity Growth
Class A - Return Before Taxes	-28.44%	-0.34%	8.68%
 Return After Taxes on Distributions	-28.44%	-2.35%	6.93%
 Return After Taxes on Distributions and Sale of Fund Shares	-17.45%	-0.45%	6.86%
Class T - Return Before Taxes	-26.84%	-0.06%	8.84%
 Return After Taxes on Distributions	-26.84%	-2.00%	7.15%
 Return After Taxes on Distributions and Sale of Fund Shares	-16.48%	-0.19%	7.04%
Class B - Return Before Taxes	-28.41%	-0.20%	8.85%
 Return After Taxes on Distributions	-28.41%	-2.18%	7.14%
 Return After Taxes on Distributions and Sale of Fund Shares	-17.44%	-0.27%	7.07%
Class C - Return Before Taxes	-25.36%	0.11%	8.87%
 Return After Taxes on Distributions	-25.36%	-1.85%	7.17%
 Return After Taxes on Distributions and Sale of Fund Shares	-15.57%	-0.03%	7.08%
Institutional Class - Return Before Taxes	-23.73%	1.21%	9.91%
 Return After Taxes on Distributions	-23.73%	-0.82%	8.08%
 Return After Taxes on Distributions and Sale of Fund Shares	-14.57%	0.76%	7.88%
Advisor Equity Income
Class A - Return Before Taxes	-14.56%	1.92%	10.24%
 Return After Taxes on Distributions	-15.01%	0.09%	8.65%
 Return After Taxes on Distributions and Sale of Fund Shares	-8.75%	1.28%	8.22%
Class T - Return Before Taxes	-12.73%	2.19%	10.40%
 Return After Taxes on Distributions	-13.09%	0.46%	8.89%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.62%	1.55%	8.41%
Class B - Return Before Taxes	-14.52%	2.07%	10.33%
 Return After Taxes on Distributions	-14.72%	0.52%	8.97%
 Return After Taxes on Distributions and Sale of Fund Shares	-8.72%	1.57%	8.44%
Class C - Return Before Taxes	-10.95%	2.36%	10.33%
 Return After Taxes on Distributions	-11.15%	0.80%	8.96%
 Return After Taxes on Distributions and Sale of Fund Shares	-6.53%	1.79%	8.44%
Institutional Class - Return Before Taxes	-9.04%	3.48%	11.49%
 Return After Taxes on Distributions	-9.62%	1.53%	9.73%
 Return After Taxes on Distributions and Sale of Fund Shares	-5.35%	2.48%	9.22%
Advisor Equity Value
Class A - Return Before Taxes	-11.90%	--	-10.77%
 Return After Taxes on Distributions	-11.90%	--	-10.77%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.31%	--	-8.56%
Class T - Return Before Taxes	-10.01%	--	-9.61%
 Return After Taxes on Distributions	-10.01%	--	-9.61%
 Return After Taxes on Distributions and Sale of Fund Shares	-6.14%	--	-7.64%
Class B - Return Before Taxes	-11.83%	--	-10.37%
 Return After Taxes on Distributions	-11.83%	--	-10.37%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.26%	--	-8.24%
Class C - Return Before Taxes	-8.22%	--	-8.06%
 Return After Taxes on Distributions	-8.22%	--	-8.06%
 Return After Taxes on Distributions and Sale of Fund Shares	-5.05%	--	-6.42%
Institutional Class - Return Before Taxes	-6.31%	--	-7.12%
 Return After Taxes on Distributions	-6.31%	--	-7.12%
 Return After Taxes on Distributions and Sale of Fund Shares	-3.87%	--	-5.67%
Advisor Fifty
Class A - Return Before Taxes	5.05%	--	-5.42%
 Return After Taxes on Distributions	5.05%	--	-5.42%
 Return After Taxes on Distributions and Sale of Fund Shares	3.10%	--	-4.30%
Class T - Return Before Taxes	7.12%	--	-4.70%
 Return After Taxes on Distributions	7.12%	--	-4.70%
 Return After Taxes on Distributions and Sale of Fund Shares	4.37%	--	-3.74%
Class B - Return Before Taxes	5.71%	--	-4.85%
 Return After Taxes on Distributions	5.71%	--	-4.85%
 Return After Taxes on Distributions and Sale of Fund Shares	3.51%	--	-3.85%
Class C - Return Before Taxes	9.72%	--	-3.62%
 Return After Taxes on Distributions	9.72%	--	-3.62%
 Return After Taxes on Distributions and Sale of Fund Shares	5.97%	--	-2.88%
Institutional Class - Return Before Taxes	11.89%	--	-2.62%
 Return After Taxes on Distributions	11.89%	--	-2.62%
 Return After Taxes on Distributions and Sale of Fund Shares	7.30%	--	-2.09%
Advisor Growth & Income
Class A - Return Before Taxes	-18.23%	1.32%	5.01%
 Return After Taxes on Distributions	-18.23%	1.16%	4.85%
 Return After Taxes on Distributions and Sale of Fund Shares	-11.19%	0.98%	4.01%
Class T - Return Before Taxes	-16.48%	1.57%	5.20%
 Return After Taxes on Distributions	-16.48%	1.43%	5.06%
 Return After Taxes on Distributions and Sale of Fund Shares	-10.12%	1.19%	4.18%
Class B - Return Before Taxes	-18.22%	1.39%	5.15%
 Return After Taxes on Distributions	-18.22%	1.28%	5.05%
 Return After Taxes on Distributions and Sale of Fund Shares	-11.19%	1.06%	4.16%
Class C - Return Before Taxes	-14.71%	1.77%	5.28%
 Return After Taxes on Distributions	-14.71%	1.64%	5.16%
 Return After Taxes on Distributions and Sale of Fund Shares	-9.03%	1.36%	4.26%
Institutional Class - Return Before Taxes	-12.95%	2.87%	6.40%
 Return After Taxes on Distributions	-13.04%	2.66%	6.18%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.94%	2.22%	5.15%
Advisor Growth Opportunities
Class A - Return Before Taxes	-20.88%	-6.28%	6.23%
 Return After Taxes on Distributions	-21.17%	-7.83%	4.51%
 Return After Taxes on Distributions and Sale of Fund Shares	-12.80%	-4.69%	4.89%
Class T - Return Before Taxes	-19.09%	-5.99%	6.38%
 Return After Taxes on Distributions	-19.31%	-7.46%	4.73%
 Return After Taxes on Distributions and Sale of Fund Shares	-11.70%	-4.43%	5.05%
Class B - Return Before Taxes	-20.90%	-6.16%	6.40%
 Return After Taxes on Distributions	-20.90%	-7.57%	4.79%
 Return After Taxes on Distributions and Sale of Fund Shares	-12.83%	-4.50%	5.11%
Class C - Return Before Taxes	-17.52%	-5.88%	6.41%
 Return After Taxes on Distributions	-17.52%	-7.28%	4.79%
 Return After Taxes on Distributions and Sale of Fund Shares	-10.76%	-4.30%	5.12%
Institutional Class - Return Before Taxes	-15.71%	-4.82%	7.19%
 Return After Taxes on Distributions	-16.17%	-6.47%	5.39%
 Return After Taxes on Distributions and Sale of Fund Shares	-9.61%	-3.62%	5.67%
Advisor Large Cap
Class A - Return Before Taxes	-23.12%	-0.78%	4.55%
 Return After Taxes on Distributions	-23.12%	-1.66%	3.82%
 Return After Taxes on Distributions and Sale of Fund Shares	-14.19%	-0.81%	3.54%
Class T - Return Before Taxes	-21.42%	-0.44%	4.81%
 Return After Taxes on Distributions	-21.42%	-1.31%	4.10%
 Return After Taxes on Distributions and Sale of Fund Shares	-13.15%	-0.53%	3.78%
Class B - Return Before Taxes	-23.06%	-0.61%	4.78%
 Return After Taxes on Distributions	-23.06%	-1.41%	4.15%
 Return After Taxes on Distributions and Sale of Fund Shares	-14.16%	-0.63%	3.80%
Class C - Return Before Taxes	-19.80%	-0.33%	4.73%
 Return After Taxes on Distributions	-19.80%	-1.18%	4.05%
 Return After Taxes on Distributions and Sale of Fund Shares	-12.16%	-0.43%	3.73%
Institutional Class - Return Before Taxes	-18.07%	0.81%	5.89%
 Return After Taxes on Distributions	-18.07%	-0.14%	5.10%
 Return After Taxes on Distributions and Sale of Fund Shares	-11.09%	0.42%	4.64%
Advisor Leveraged Company Stock
Class A - Return Before Taxes	1.23%	--	1.99%
 Return After Taxes on Distributions	1.23%	--	1.99%
 Return After Taxes on Distributions and Sale of Fund Shares	0.76%	--	1.59%
Class T - Return Before Taxes	3.48%	--	3.00%
 Return After Taxes on Distributions	3.48%	--	3.00%
 Return After Taxes on Distributions and Sale of Fund Shares	2.14%	--	2.41%
Class B - Return Before Taxes	1.97%	--	2.51%
 Return After Taxes on Distributions	1.97%	--	2.51%
 Return After Taxes on Distributions and Sale of Fund Shares	1.21%	--	2.02%
Class C - Return Before Taxes	5.67%	--	4.43%
 Return After Taxes on Distributions	5.67%	--	4.43%
 Return After Taxes on Distributions and Sale of Fund Shares	3.48%	--	3.56%
Institutional Class - Return Before Taxes	7.68%	--	5.42%
 Return After Taxes on Distributions	7.68%	--	5.42%
 Return After Taxes on Distributions and Sale of Fund Shares	4.72%	--	4.36%
Advisor Mid Cap
Class A - Return Before Taxes	-17.15%	7.83%	11.45%
 Return After Taxes on Distributions	-17.25%	5.74%	9.73%
 Return After Taxes on Distributions and Sale of Fund Shares	-10.51%	5.61%	8.91%
Class T - Return Before Taxes	-15.34%	8.15%	11.70%
 Return After Taxes on Distributions	-15.34%	6.17%	10.09%
 Return After Taxes on Distributions and Sale of Fund Shares	-9.42%	5.93%	9.19%
Class B - Return Before Taxes	-17.10%	8.05%	11.63%
 Return After Taxes on Distributions	-17.10%	6.12%	10.09%
 Return After Taxes on Distributions and Sale of Fund Shares	-10.50%	5.90%	9.19%
Class C - Return Before Taxes	-13.56%	8.30%	11.60%
 Return After Taxes on Distributions	-13.56%	6.32%	10.01%
 Return After Taxes on Distributions and Sale of Fund Shares	-8.32%	6.08%	9.13%
Institutional Class - Return Before Taxes	-11.72%	9.54%	12.86%
 Return After Taxes on Distributions	-11.90%	7.35%	11.06%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.18%	6.98%	10.09%
Advisor Small Cap
Class A - Return Before Taxes	-12.86%	--	10.26%
 Return After Taxes on Distributions	-12.86%	--	9.96%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.90%	--	8.33%
Class T - Return Before Taxes	-11.01%	--	10.58%
 Return After Taxes on Distributions	-11.01%	--	10.30%
 Return After Taxes on Distributions and Sale of Fund Shares	-6.76%	--	8.61%
Class B - Return Before Taxes	-12.85%	--	10.58%
 Return After Taxes on Distributions	-12.85%	--	10.32%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.89%	--	8.62%
Class C - Return Before Taxes	-9.16%	--	11.02%
 Return After Taxes on Distributions	-9.16%	--	10.76%
 Return After Taxes on Distributions and Sale of Fund Shares	-5.62%	--	9.00%
Institutional Class - Return Before Taxes	-7.13%	--	12.19%
 Return After Taxes on Distributions	-7.13%	--	11.88%
 Return After Taxes on Distributions and Sale of Fund Shares	-4.38%	--	9.96%
Advisor Strategic Growth
Class A - Return Before Taxes	-37.34%	-5.31%	-2.40%
 Return After Taxes on Distributions	-37.34%	-6.65%	-3.57%
 Return After Taxes on Distributions and Sale of Fund Shares	-22.93%	-4.22%	-1.96%
Class T - Return Before Taxes	-36.02%	-5.14%	-2.28%
 Return After Taxes on Distributions	-36.02%	-6.45%	-3.42%
 Return After Taxes on Distributions and Sale of Fund Shares	-22.12%	-4.07%	-1.85%
Class B - Return Before Taxes	-37.23%	-5.23%	-2.29%
 Return After Taxes on Distributions	-37.23%	-6.48%	-3.37%
 Return After Taxes on Distributions and Sale of Fund Shares	-22.86%	-4.10%	-1.82%
Class C - Return Before Taxes	-34.68%	-4.94%	-2.18%
 Return After Taxes on Distributions	-34.68%	-6.23%	-3.30%
 Return After Taxes on Distributions and Sale of Fund Shares	-21.29%	-3.90%	-1.75%
Institutional Class - Return Before Taxes	-33.33%	-3.99%	-1.22%
 Return After Taxes on Distributions	-33.33%	-5.40%	-2.45%
 Return After Taxes on Distributions and Sale of Fund Shares	-20.47%	-3.23%	-1.05%
Advisor Value Strategies
Class A - Return Before Taxes	-16.55%	3.13%	8.97%
 Return After Taxes on Distributions	-16.83%	0.67%	6.21%
 Return After Taxes on Distributions and Sale of Fund Shares	-10.13%	1.68%	6.22%
Class T - Return Before Taxes	-14.75%	3.49%	9.18%
 Return After Taxes on Distributions	-14.93%	1.16%	6.52%
 Return After Taxes on Distributions and Sale of Fund Shares	-9.03%	2.04%	6.46%
Class B - Return Before Taxes	-16.54%	3.37%	9.08%
 Return After Taxes on Distributions	-16.63%	1.11%	6.46%
 Return After Taxes on Distributions and Sale of Fund Shares	-10.14%	2.01%	6.42%
Class C - Return Before Taxes	-13.02%	3.66%	9.09%
 Return After Taxes on Distributions	-13.35%	1.37%	6.44%
 Return After Taxes on Distributions and Sale of Fund Shares	-7.96%	2.24%	6.42%
Institutional Class - Return Before Taxes	-11.15%	4.77%	10.11%
 Return After Taxes on Distributions	-11.49%	2.28%	7.25%
 Return After Taxes on Distributions and Sale of Fund Shares	-6.81%	3.00%	7.14%
Initial Class - Return Before Taxes	-11.06%	4.81%	10.19%
 Return After Taxes on Distributions	-11.39%	2.33%	7.35%
 Return After Taxes on Distributions and Sale of Fund Shares	-6.76%	3.02%	7.22%
	Cumulative Returns1
Fund	One Year	Five Years	Ten Years/ Life of Fund*
Advisor Aggressive Growth - Class A	-24.53%	--	-38.95%
Advisor Aggressive Growth - Class T	-23.02%	--	-37.88%
Advisor Aggressive Growth - Class B	-24.54%	--	-38.14%
Advisor Aggressive Growth - Class C	-21.34%	--	-36.13%
Advisor Aggressive Growth - Institutional Class	-19.61%	--	-34.73%
Advisor Asset Allocation - Class A	-14.50%	--	-13.12%
Advisor Asset Allocation - Class T	-12.67%	--	-11.94%
Advisor Asset Allocation - Class B	-14.47%	--	-13.03%
Advisor Asset Allocation - Class C	-10.91%	--	-10.44%
Advisor Asset Allocation - Institutional Class	-9.07%	--	-6.84%
Advisor Balanced - Class A	-11.45%	0.63%	69.97%
Advisor Balanced - Class T	-9.55%	1.88%	72.62%
Advisor Balanced - Class B	-11.41%	1.19%	72.69%
Advisor Balanced - Class C	-7.75%	2.52%	72.53%
Advisor Balanced - Institutional Class	-5.73%	8.54%	86.66%
Advisor Dividend Growth - Class A	-18.65%	--	-5.79%
Advisor Dividend Growth - Class T	-16.84%	--	-4.29%
Advisor Dividend Growth - Class B	-18.64%	--	-5.72%
Advisor Dividend Growth - Class C	-15.13%	--	-2.70%
Advisor Dividend Growth - Institutional Class	-13.42%	--	1.30%
Advisor Dynamic Capital Appreciation - Class A	-13.22%	--	6.04%
Advisor Dynamic Capital Appreciation - Class T	-11.35%	--	7.53%
Advisor Dynamic Capital Appreciation - Class B	-13.18%	--	6.30%
Advisor Dynamic Capital Appreciation - Class C	-9.44%	--	9.49%
Advisor Dynamic Capital Appreciation - Institutional Class	-7.42%	--	14.15%
Advisor Equity Growth - Class A	-28.44%	-1.68%	129.90%
Advisor Equity Growth - Class T	-26.84%	-0.30%	133.33%
Advisor Equity Growth - Class B	-28.41%	-0.99%	133.48%
Advisor Equity Growth - Class C	-25.36%	0.53%	133.85%
Advisor Equity Growth - Institutional Class	-23.73%	6.18%	157.17%
Advisor Equity Income - Class A	-14.56%	9.96%	165.16%
Advisor Equity Income - Class T	-12.73%	11.41%	169.01%
Advisor Equity Income - Class B	-14.52%	10.81%	167.27%
Advisor Equity Income - Class C	-10.95%	12.37%	167.31%
Advisor Equity Income - Institutional Class	-9.04%	18.63%	196.74%
Advisor Equity Value - Class A	-11.90%	--	-16.31%
Advisor Equity Value - Class T	-10.01%	--	-14.60%
Advisor Equity Value - Class B	-11.83%	--	-15.71%
Advisor Equity Value - Class C	-8.22%	--	-12.30%
Advisor Equity Value - Institutional Class	-6.31%	--	-10.90%
Advisor Fifty - Class A	5.05%	--	-11.97%
Advisor Fifty - Class T	7.12%	--	-10.45%
Advisor Fifty - Class B	5.71%	--	-10.76%
Advisor Fifty - Class C	9.72%	--	-8.10%
Advisor Fifty - Institutional Class	11.89%	--	-5.90%
Advisor Growth & Income - Class A	-18.23%	6.78%	33.52%
Advisor Growth & Income - Class T	-16.48%	8.12%	34.97%
Advisor Growth & Income - Class B	-18.22%	7.16%	34.60%
Advisor Growth & Income - Class C	-14.71%	9.14%	35.57%
Advisor Growth & Income - Institutional Class	-12.95%	15.22%	44.33%
Advisor Growth Opportunities - Class A	-20.88%	-27.71%	83.00%
Advisor Growth Opportunities - Class T	-19.09%	-26.58%	85.68%
Advisor Growth Opportunities - Class B	-20.90%	-27.25%	85.90%
Advisor Growth Opportunities - Class C	-17.52%	-26.13%	86.14%
Advisor Growth Opportunities - Institutional Class	-15.71%	-21.91%	100.17%
Advisor Large Cap - Class A	-23.12%	-3.83%	35.18%
Advisor Large Cap - Class T	-21.42%	-2.17%	37.48%
Advisor Large Cap - Class B	-23.06%	-3.02%	37.29%
Advisor Large Cap - Class C	-19.80%	-1.64%	36.83%
Advisor Large Cap - Institutional Class	-18.07%	4.11%	47.41%
Advisor Leveraged Company Stock - Class A	1.23%	--	3.86%
Advisor Leveraged Company Stock - Class T	3.48%	--	5.86%
Advisor Leveraged Company Stock - Class B	1.97%	--	4.90%
Advisor Leveraged Company Stock - Class C	5.67%	--	8.70%
Advisor Leveraged Company Stock - Institutional Class	7.68%	--	10.70%
Advisor Mid Cap - Class A	-17.15%	45.79%	108.52%
Advisor Mid Cap - Class T	-15.34%	47.95%	111.78%
Advisor Mid Cap - Class B	-17.10%	47.29%	110.89%
Advisor Mid Cap - Class C	-13.56%	48.97%	110.45%
Advisor Mid Cap - Institutional Class	-11.72%	57.74%	127.08%
Advisor Small Cap - Class A	-12.86%	--	51.09%
Advisor Small Cap - Class T	-11.01%	--	52.97%
Advisor Small Cap - Class B	-12.85%	--	52.99%
Advisor Small Cap - Class C	-9.16%	--	55.59%
Advisor Small Cap - Institutional Class	-7.13%	--	62.59%
Advisor Strategic Growth - Class A	-37.34%	-23.88%	-13.38%
Advisor Strategic Growth - Class T	-36.02%	-23.20%	-12.76%
Advisor Strategic Growth - Class B	-37.23%	-23.54%	-12.82%
Advisor Strategic Growth - Class C	-34.68%	-22.40%	-12.21%
Advisor Strategic Growth - Institutional Class	-33.33%	-18.43%	-7.01%
Advisor Value Strategies - Class A	-16.55%	16.68%	136.17%
Advisor Value Strategies - Class T	-14.75%	18.69%	140.60%
Advisor Value Strategies - Class B	-16.54%	18.01%	138.48%
Advisor Value Strategies - Class C	-13.02%	19.70%	138.71%
Advisor Value Strategies - Institutional Class	-11.15%	26.21%	162.08%
Advisor Value Strategies - Initial Class	-11.06%	26.45%	163.86%

* Life of fund figures are from commencement of operations (November 13, 2000 for Advisor Aggressive Growth; December 28, 1998 for Advisor Asset Allocation, Advisor Dividend Growth, and Advisor Dynamic Capital Appreciation; May 9, 2001 for Advisor Equity Value; August 16, 2000 for Advisor Fifty; December 31, 1996 for Advisor Growth & Income; February 20, 1996 for Advisor Large Cap and Advisor Mid Cap; December 27, 2000 for Advisor Leveraged Company Stock; September 9, 1998 for Advisor Small Cap; and December 31, 1996 for Advisor Strategic Growth).

1 Initial offering of Class A of each fund (except Advisor Aggressive Growth, Advisor Asset Allocation, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Leveraged Company Stock, Advisor Small Cap, and Advisor Strategic Growth) took place on September 3, 1996. Class A returns prior to September 3, 1996are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class A's 12b-1 fee had been reflected, returns prior to September 3, 1996 would have been higher.

Initial offering of Class B of Advisor Equity Growth took place on December 31, 1996. Class B returns prior to December 31, 1996are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.

Initial offering of Class B of Advisor Balanced took place on December 31, 1996. Class B returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.

Initial offering of Class B of Advisor Growth Opportunities took place on March 3, 1997. Class B returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class B's 12b-1 fee had been reflected, returns prior to March 3, 1997 would have been lower.

Initial offering of Class B of Advisor Equity Income took place on June 30, 1994. Class B returns prior to June 30, 1994are those of Class T which reflect a 12b-1 fee of 0.65%.If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

Initial offering of Class B of Advisor Value Strategies took place on June 30, 1994. Class B returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.65%. If Class B's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

Initial offering of Class C of Advisor Growth & Income, Advisor Large Cap, Advisor Mid Cap, and Advisor Strategic Growth took place on November 3, 1997. Class C returns prior to November 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%.

Initial offering of Class C of Advisor Equity Growth took place on November 3, 1997. Class C returns prior to November 3, 1997 through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.

Initial offering of Class C of Advisor Growth Opportunities took place on November 3, 1997. Class C returns prior to November 3, 1997 through March 3, 1997 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to March 3, 1997 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns prior to March 3, 1997 would have been lower.

Initial offering of Class C of Advisor Balanced took place on November 3, 1997. Class C returns prior to November 3, 1997 through December 31, 1996 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to December 31, 1996 are those of Class T which reflect a 12b-1 fee of 0.50% (0.65% prior to January 1, 1996). If Class C's 12b-1 fee had been reflected, returns prior to December 31, 1996 would have been lower.

Initial offering of Class C of Advisor Equity Income took place on November 3, 1997. Class C returns prior to November 3, 1997 through June 30, 1994 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to June 30, 1994are those of Class T which reflect a 12b-1 fee of 0.65%.If Class C's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

Initial offering of Class C of Advisor Value Strategies took place on August 16, 2001. Class C returns prior to August 16, 2001 to June 30, 1994 are those of Class B which reflect a 12b-1 fee of 1.00%. Class C returns prior to June 30, 1994 are those of Class T which reflect a 12b-1 fee of 0.65% If Class C's 12b-1 fee had been reflected, returns prior to June 30, 1994 would have been lower.

Initial offering of Institutional Class of Advisor Growth Opportunities and Advisor Balanced took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Class T which reflect a 12b-1 fee of 0.65%. Returns for Institutional Class prior to July 3, 1995 would have been higher if Class T's 12b-1 fee had not been reflected.

Initial offering of Institutional Class of Advisor Value Strategies took place on July 3, 1995. Institutional Class returns prior to July 3, 1995 are those of Initial Class which has no 12b-1 fee.

Prior to July 1, 1999, Advisor Value Strategies operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Note: If FMR had not reimbursed certain class expenses during these periods, Advisor Aggressive Growth's, Advisor Asset Allocation's, Advisor Dynamic Capital Appreciation's, Advisor Equity Value's, Advisor Fifty's, Advisor Large Cap's, Advisor Leveraged Company Stock's, Advisor Small Cap's, and Advisor Strategic Growth's, Class A, Class T, Class B, Class C, and Institutional Class, Advisor Equity Growth's Class A, Class T, Class B, Class C, Advisor Balanced's, and Advisor Mid Cap's Class A, Class C, and Institutional Class, Advisor Equity Income's, Advisor Growth & Income's, and Advisor Growth Opportunities Class A, Class B, and Class C, and Advisor Value Strategies' Class A, Class T, Class B, Class C, Institutional Class, and Initial Class returns would have been lower.

Each class of each fund may compare its return to the record of the S&P 500, the Dow Jones Industrial AverageSM  (DJIASM ), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how a class's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike a class's returns, do not include the effect of brokerage commissions or other costs of investing.

Performance Comparisons. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a class may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

A class's performance may also be compared to that of each index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of any dividends, interest, and capital gains paid by securities included in each index. Unlike a class's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Advisor Aggressive Growth may compare its performance to that of the Russell Midcap Growth Index, a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. domiciled companies. Growth-oriented stocks tend to have higher price-to-book ratios and higher forecasted growth values.

Each of Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, and Advisor Leveraged Company Stock may compare its performance to that of the Standard & Poor's 500 Index (S&P 500), a market capitalization-weighted index of common stocks.

Advisor Equity Growth may compare its performance to that of the Russell 3000® Growth Index, a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled companies. Growth-oriented stocks tend to have higher price-to-book ratios and higher forecasted growth values.

Each of Advisor Equity Income and Advisor Equity Value may compare its performance to that of the Russell 3000 Value Index, a market capitalization-weighted index of value-oriented stocks of U.S. domiciled companies. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

Advisor Mid Cap may compare its performance to that of the Standard & Poor's® MidCap 400 Index (S&P® MidCap 400), a market capitalization-weighted index of 400 medium-capitalization stocks.

Advisor Small Cap may compare its performance to that of the Russell 2000 Index, a market capitalization-weighted index of 2,000 small company stocks.

Advisor Strategic Growth may compare its performance to that of the Russell 1000 Growth Index, a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. Growth-oriented stocks tend to have higher price-to-book ratios and higher forecasted growth values.

Advisor Value Strategies may compare its performance to that of the Russell Midcap Value Index, a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. domiciled companies. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

The Fidelity Advisor Asset Allocation Composite Index (for Advisor Asset Allocation) is a hypothetical representation of the performance of Advisor Asset Allocation's asset classes according to their respective weighting in the fund's neutral mix. The weightings of the composite index are rebalanced monthly.

The following indexes are used to calculate the Fidelity Advisor Asset Allocation Composite Index: the S&P 500 for the stock class, the Lehman Brothers® Aggregate Bond Index for the bond class, and the Lehman Brothers 3-Month Treasury Bill Index for the short-term/money market class.

Advisor Asset Allocation has the ability to invest in securities that are not included in any of the indexes, and the fund's actual investment portfolio may not reflect the composition or the weighting of the indexes used. The Lehman Brothers 3-Month Treasury Bill Index, the Lehman Brothers Aggregate Bond Index, the S&P 500, and the asset allocation composite index include reinvestment of income or dividends, as appropriate, and are based on the prices of unmanaged groups of U.S. Treasury obligations, other fixed-income obligations, or stocks, as appropriate. Unlike the fund's returns, the indexes do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the fund.

The following table represents the comparative indexes' calendar year-to-year performance.

	Lehman Brothers 3-Month Treasury Bill Index	Lehman Brothers Aggregate Bond Index	S&P 500
2002	1.78%	10.26%	-22.10%
2001	4.46%	8.44%	-11.89%
2000	6.20%	11.63%	-9.10%

Advisor Balanced may compare its performance to that of the Fidelity Balanced 60/40 Composite Index which is a hypothetical representation of the performance of the fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the Fidelity Balanced 60/40 Composite Index: the S&P 500 for the equity category and the Lehman Brothers Aggregate Bond Index for the bond category. The index weightings of the Fidelity Balanced 60/40 Composite Index are rebalanced monthly.

Advisor Leveraged Company Stock may compare its performance to that of the Credit Suisse First Boston (CSFB) Leveraged Equity Index, a marketvalue-weighted index designed to represent securities of the investable universe of the U.S. dollar-denominated public equity of issuers in the high yield debt market.

Each of Advisor Asset Allocation and Advisor Balanced may compare its performance to that of the Lehman Brothers Aggregate Bond Index, a market value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

Advisor Asset Allocation may compare its performance to that of the Lehman Brothers 3-Month Treasury Bill Index, a representation of the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term instruments).

A class may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal or return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity publications provided free of charge to Fidelity fund shareholders.

Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

Each fund may be advertised as part of a program in which Fidelity and non-Fidelity mutual funds are offered. These programs may advertise performance results.

A class may present its fund number, Quotron® number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

Volatility. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the class may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of November 30, 2002, FMR advised over $52 billion in municipal fund assets, $202 billion in taxable fixed-income fund assets, $196 billion in money market fund assets, $417 billion in equity fund assets, and $18 billion in international fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

PRIOR PERFORMANCE OF A SIMILAR FUND

Advisor Fifty has an investment objective and policies that are substantially identical in all material respects to Fidelity Fifty®, which is managed by FMR. FMR also may manage other substantially similar funds and accounts that may have better or worse performance than Fidelity Fifty.

Below you will find information about the prior performance of Fidelity Fifty, not the performance of Advisor Fifty. Fidelity Fifty has different expenses and is sold through different distribution channels. The performance information for Fidelity Fifty is based on past results.

You should not assume that each class of Advisor Fifty will have the same performance as Fidelity Fifty. The performance of each class of Advisor Fifty may be better or worse than the performance of Fidelity Fifty due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes, and cash flows between each class of Advisor Fifty and Fidelity Fifty.

Moving Averages. Like Advisor Fifty, Fidelity Fifty may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On November 29, 2002, the 13-week and 39-week long-term moving averages were $15.64 and $16.68, respectively, for Fidelity Fifty.

Historical Fund Results. The following table shows Fidelity Fifty's returns for the fiscal periods ended November 30, 2002.

Returns do not include the effect of its 0.75% short-term trading fee, applicable to shares held less than 30 days.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending upon individual circumstances. After-tax returns are not relevant if shares are held in a retirement account or in another tax-deferred arrangement.

	Average Annual Returns
Fund	One Year	Five Years	Life of Fund*
Fidelity Fifty
Return Before Taxes	11.99%	9.14%	13.25%
Return After Taxes on Distributions	11.74%	7.15%	10.96%
Return After Taxes on Distributions and Sale of Fund Shares	7.34%	6.82%	10.21%

* From September 17, 1993.

	Cumulative Returns
Fund	One Year	Five Years	Life of Fund*
Fidelity Fifty	11.99%	54.84%	214.59%

* From September 17, 1993.

BUYING, SELLING, AND EXCHANGING INFORMATION

Pursuant to Rule 22d-1 under the 1940 Act, Fidelity Distributors Corporation (FDC) exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's and Class T's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

Class A Shares Only

1. to shares purchased for an employee benefit plan (as defined in the Employee Retirement Income Security Act) (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian, with at least $25 million or more in plan assets;

2. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an insurance company separate account used to fund annuity contracts;

3. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through a trust institution, bank trust department or insurance company, or any such institution's broker-dealer affiliate that is not part of an organization primarily engaged in the brokerage business. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs that participate in the Advisor Retirement Connection or are Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian, do not qualify for this waiver;

4. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program investing through an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

5. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs, and accounts managed by third parties do not qualify for this waiver;

6. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

7. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver;

8. to shares purchased with proceeds from the sale of front-end load shares of a non-Advisor mutual fund for an account participating in the FundSelect by Nationwide program;

9. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

10. to shares purchased by the Fidelity Investments Charitable Gift Fund; or

11. to shares purchased to repay a loan against Class A or Class B shares held in the investor's Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian.

A sales load waiver form must accompany these transactions.

Class T Shares Only

1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or 403(b) programs;

2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. to shares purchased for an employee benefit plan (except a SIMPLE IRA, SEP, or SARSEP plan or a plan covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) or a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian;

6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that are invested in Fidelity Advisor or Fidelity funds or (ii) an employee benefit plan, a 403(b) program other than a Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority, or agency;

8. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited (FIL) or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

9. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

10. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

12. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

13. to shares purchased by the Fidelity Investments Charitable Gift Fund; or

14. to shares purchased to repay a loan against Class T shares held in the investor's Fidelity Advisor 403(b) program for which Fidelity or an affiliate serves as custodian.

A sales load waiver form must accompany these transactions.

Class B and Class C Shares Only

The Class B or Class C CDSC will not apply to the redemption of shares:

1. For disability or death, provided that the shares are sold within one year following the death or the initial determination of disability;

2. That are permitted without penalty at age 70 1/2 pursuant to the Internal Revenue Code from retirement plans or accounts (other than of shares purchased on or after February 11, 1999 for Traditional IRAs, Roth IRAs and Rollover IRAs);

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs and Rollover IRAs purchased on or after February 11, 1999;

4. Through the Fidelity Advisor Systematic Withdrawal Program;

5. (Applicable to Class C only) From an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan); or

6. (Applicable to Class C only) From an intermediary-sponsored managed account program.

A waiver form must accompany these transactions.

Institutional Class Shares Only

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans, 403(b) programs, and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) must have at least $50 million in plan assets;

2. Registered investment adviser managed account programs, provided the registered investment adviser is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, accounts other than an employee benefit plan, 403(b) program, or plan covering a sole-proprietor (formerly a Keogh/H.R. 10 plan) in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds;

5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or FIL or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

6. Insurance company programs for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Insurance company programs for employee benefit plans, 403(b) programs, and plans covering sole-proprietors (formerly Keogh/H.R. 10 plans) include such programs offered by a broker-dealer affiliate of an insurance company, provided that the affiliate is not part of an organization primarily engaged in the brokerage business;

7. Employee benefit plan programs covering employees of broker-dealers, registered investment advisers, trust institutions and bank trust departments, and insurance companies having agreements with FDC;

8. Qualified tuition programs for which FMR or an affiliate serves as investment manager; and

9. Non-U.S. public and private retirement programs and non-U.S. insurance companies, if approved by Fidelity.

For purposes of one through nine above, the term Advisor funds includes any Fidelity fund that offers Advisor classes of shares.

For purchases made by managed account programs, insurance company separate accounts or insurance company programs for employee benefit plans, 403(b) programs, or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans), Fidelity reserves the right to waive the requirement that $1 million be invested in the Institutional Class of Fidelity funds that offer Advisor classes of shares.

Class A and Class T Shares Only

Special Purchase Shares. Certain Class A and Class T shares may be subject to a CDSC of 0.25% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption. These shares, referred to in this SAI as "Special Purchase Shares," are Class A and Class T shares sold by investment professionals who receive a finder's fee from FDC equal to 0.25% of their purchase amount. Finder's fees are not paid in connection with purchases of Class A or Class T shares by insurance company separate accounts.

For all funds, on eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Except as provided below, investment professionals may be eligible for a finder's fee at the rate of 0.25% of the purchase amount on the following purchases of Class A shares of all funds made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent."

Except as provided below, investment professionals may be eligible for a finder's fee at the rate of 0.25% of the purchase amount on the following purchases of Class T shares of all funds made through broker-dealers and banks: an individual trade of $1 million or more; a trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)) or 403(b) program) over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."

For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made (i) with the proceeds from the redemption of shares of any Fidelity fund or (ii) by the Fidelity Investments Charitable Gift Fund, will not be considered.

The CDSC will be assessed on Special Purchase Shares if they do not remain in Class A or Class T shares of Fidelity funds that offer Advisor classes of shares, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. Shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC.

To determine the applicability of the CDSC, Class A, Class T, or Daily Money Class shares representing reinvested dividends and capital gains will be redeemed first, followed by Special Purchase Shares that have been held for the longest period of time. Special Purchase Shares held for less than one year will be redeemed last.

Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

The CDSC on Special Purchase Shares will not apply to the redemption of shares:

1. Held by insurance company separate accounts;

2. For plan loans or distributions or exchanges to non-Advisor fund investment options from employee benefit plans (except shares of SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans) purchased on or after February 11, 1999) and 403(b) programs other than Fidelity Advisor 403(b) programs for which Fidelity or an affiliate serves as custodian; or

3. For disability, payment of death benefits, or minimum required distributions starting at age 70 1/2 from Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPS, and plans covering a sole proprietor or self-employed individuals and their employees (formerly Keogh/H.R. 10 plans).

A waiver form must accompany these transactions.

Class A and Class T Shares Only

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase, Rights of Accumulation, or Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. For your purchases to be aggregated for the purpose of qualifying for the Combined Purchase program, they must be made on the same day through one investment professional.

Rights of Accumulation. The current value of your holdings is determined at the NAV at the close of business on the day you purchase the Class A or Class T shares to which the current value of your holdings will be added. For your purchases and holdings to be aggregated for the purpose of qualifying for the Rights of Accumulation program, they must have been made through one investment professional.

Letter of Intent. You must file your Letter of Intent (Letter) with Fidelity within 90 days of the start of your purchases toward completing your Letter. For your purchases to be aggregated for the purpose of completing your Letter, they must be made through one investment professional. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Class A and Class T shares acquired through an employee benefit plan, a Traditional IRA, a Roth IRA, a rollover IRA, a 403(b) program, or a plan covering a sole proprietor (formerly Keogh/H.R. 10 plan) will be included for purposes of completing your Letter but may not be used to meet the initial investment minimum of 5% of the total investment specified in your Letter. Fidelity will register Class A or Class T shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class T shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due. If you do not pay the increased front-end sales charges within 20 days after the date your Letter expires, Fidelity will redeem sufficient escrowed Class A or Class T shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class T front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class T shares at the then-current offering price applicable to the total investment.

All Classes

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of each fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of November 30, 2002, Advisor Aggressive Growth had an aggregate capital loss carryforward of approximately $16,956,000. This loss carryforward, of which $10,016,000 and $6,940,000 will expire on November 30, 2009 and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Asset Allocation had an aggregate capital loss carryforward of approximately $27,179,000. This loss carryforward, of which $348,000, $394,000, $14,773,000, and $11,664,000 will expire on November 30, 2007, 2008, 2009, and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Balanced had an aggregate capital loss carryforward of approximately $100,822,000. This loss carryforward, of which $90,844,000 and $9,978,000 will expire on November 30, 2009 and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Dividend Growth had an aggregate capital loss carryforward of approximately $166,637,000. This loss carryforward, of which $11,880,000, $1,257,000, $42,557,000, and $110,943,000 will expire on November 30, 2007, 2008, 2009, and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Dynamic Capital Appreciation had an aggregate capital loss carryforward of approximately $253,801,000. This loss carryforward, of which $416,000, $7,343,000, $211,773,000, and $34,269,000 will expire on November 30, 2007, 2008, 2009, and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Equity Growth had an aggregate capital loss carryforward of approximately $4,394,156,000. This loss carryforward, of which $2,158,179,000 and $2,235,977,000 will expire on November 30, 2009 and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Equity Income had an aggregate capital loss carryforward of approximately $232,724,000. This loss carryforward, all of which will expire on November 30, 2010, is available to offset future capital gains.

As of November 30, 2002, Advisor Equity Value had an aggregate capital loss carryforward of approximately $3,809,000. This loss carryforward, of which $770,000 and $3,039,000 will expire on November 30, 2009 and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Fifty had an aggregate capital loss carryforward of approximately $7,967,000. This loss carryforward, of which $346,000, $1,347,000, and $6,274,000 will expire on November 30, 2008, 2009, and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Growth & Income had an aggregate capital loss carryforward of approximately $334,401,000. This loss carryforward, of which $13,634,000, $11,476,000, $18,763,000, $216,912,000, and $73,616,000 will expire on November 30, 2006, 2007, 2008, 2009, and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Growth Opportunities had an aggregate capital loss carryforward of approximately $2,298,739,000. This loss carryforward, of which $1,230,501,000 and $1,068,238,000 will expire on November 30, 2009 and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Large Cap had an aggregate capital loss carryforward of approximately $203,480,000. This loss carryforward, of which $104,833,000, and $98,647,000 will expire on November 30, 2009, and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Mid Cap had an aggregate capital loss carryforward of approximately $479,904,000. This loss carryforward, of which $173,904,000 and $306,000,000 will expire on November 30, 2009 and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Small Cap had an aggregate capital loss carryforward of approximately $168,407,000. This loss carryforward, of which $2,487,000, $151,477,000, and $14,443,000 will expire on November 30, 2008, 2009, and 2010 respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Strategic Growth had an aggregate capital loss carryforward of approximately $11,426,000. This loss carryforward, of which $5,718,000 and $5,708,000 will expire on November 30, 2009 and 2010, respectively, is available to offset future capital gains.

As of November 30, 2002, Advisor Value Strategies had an aggregate capital loss carryforward of approximately $57,274,000. This loss carryforward, all of which will expire on November 30, 2010, is available to offset future capital gains.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1983 or 1984

Trustee of Fidelity Advisor Series I (1983) and Fidelity Securities Fund (1984). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Aggressive Growth (2001), Advisor Asset Allocation (2001), Advisor Balanced (2001), Advisor Dividend Growth (2001), Advisor Dynamic Capital Appreciation (2001), Advisor Equity Growth (2001), Advisor Equity Income (2001), Advisor Equity Value (2001), Advisor Fifty (2001), Advisor Growth & Income (2001), Advisor Growth Opportunities (2001), Advisor Large Cap (2001), Advisor Leveraged Company Stock (2001), Advisor Mid Cap (2001), Advisor Small Cap (2001), Advisor Strategic Growth (2001), and Advisor Value Strategies (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of Advisor Strategic Growth. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bart A. Grenier (43)

Year of Election or Appointment: 2001 or 2002

Vice President of Advisor Asset Allocation (2001), Advisor Balanced (2001), Advisor Equity Income (2001), Advisor Growth & Income (2001), and Advisor Leveraged Company Stock (2002). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Advisor Aggressive Growth, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Value, Advisor Fifty, Advisor Growth Opportunities, Advisor Large Cap, Advisor Mid Cap, Advisor Small Cap, and Advisor Value Strategies. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles S. Morrison (41)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

C. Robert Chow (41)
	Year of Election or Appointment: 1998 Vice President of Advisor Equity Income. Prior to assuming his current responsibilities, Mr. Chow managed a variety of Fidelity funds.
Stephen M. DuFour (36)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Value. Mr. DuFour is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds.

Bettina Doulton (38)

Year of Election or Appointment: 2000

Vice President of Advisor Growth Opportunities. Ms. Doulton is also Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Karen Firestone (46)

Year of Election or Appointment: 1999

Vice President of Advisor Large Cap. Ms. Firestone is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Firestone managed a variety of Fidelity funds.

David Glancy (41)

Year of Election or Appointment: 2000

Vice President of Advisor Leveraged Company Stock. Mr. Glancy is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Glancy managed a variety of Fidelity funds.

Richard C. Habermann (62)

Year of Election or Appointment: 1998

Vice President of Advisor Asset Allocation. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Harry W. Lange (50)

Year of Election or Appointment: 1998

Vice President of Advisor Small Cap. Mr. Lange is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds.

Harris Leviton (41)

Year of Election or Appointment: 1996

Vice President of Advisor Value Strategies. Mr. Leviton is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Leviton managed a variety of Fidelity funds.

Charles Mangum (38)

Year of Election or Appointment: 1998

Vice President of Advisor Dividend Growth. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Ford O'Neil (40)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. O'Neil is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (40)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced and Advisor Growth & Income. Mr. Salemy is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds.

J. Fergus Shiel (45)

Year of Election or Appointment: 2002

Vice President of Advisor Fifty. Mr. Shiel is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Shiel managed a variety of Fidelity funds.

Jennifer Uhrig (41)

Year of Election or Appointment: 1997

Vice President of Advisor Equity Growth. Ms. Uhrig is also Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998, 2000, or 2001

Secretary of Advisor Aggressive Growth (2000), Advisor Asset Allocation (1998), Advisor Balanced (1998), Advisor Dividend Growth (1998), Advisor Dynamic Capital Appreciation (1998), Advisor Equity Growth (1998), Advisor Equity Income (1998), Advisor Equity Value (2001), Advisor Fifty (2000), Advisor Growth & Income (1998), Advisor Growth Opportunities (1998), Advisor Large Cap (1998), Advisor Leveraged Company Stock (2000), Advisor Mid Cap (1998), Advisor Small Cap (1998), Advisor Strategic Growth (1998), and Advisor Value Strategies (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Advisor Aggressive Growth, Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Aggressive Growth, Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)

Year of Election or Appointment: 1986, 1987, 1996, 1998, 2000, or 2001

Assistant Treasurer of Advisor Aggressive Growth (2000), Advisor Asset Allocation (1998), Advisor Balanced (1987), Advisor Dividend Growth (1998), Advisor Dynamic Capital Appreciation (1998), Advisor Equity Growth (1986), Advisor Equity Income (1986), Advisor Equity Value (2001), Advisor Fifty (2000), Advisor Growth & Income (1996), Advisor Growth Opportunities (1987), Advisor Large Cap (1996), Advisor Leveraged Company Stock (2000), Advisor Mid Cap (1996), Advisor Small Cap (1998), Advisor Strategic Growth (1996), and Advisor Value Strategies (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Aggressive Growth, Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Aggressive Growth, Advisor Asset Allocation, Advisor Balanced, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 2000 or 2001

Assistant Treasurer of Advisor Aggressive Growth (2000), Advisor Asset Allocation (2000), Advisor Balanced (2000), Advisor Dividend Growth (2000), Advisor Dynamic Capital Appreciation (2000), Advisor Equity Growth (2000), Advisor Equity Income (2000), Advisor Equity Value (2001), Advisor Fifty (2000), Advisor Growth & Income (2000), Advisor Growth Opportunities (2000), Advisor Large Cap (2000), Advisor Leveraged Company Stock (2000), Advisor Mid Cap (2000), Advisor Small Cap (2000), Advisor Strategic Growth (2000), and Advisor Value Strategies (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Committee on Operations is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chairman. The committee normally meets monthly and serves as a forum for consideration of issues of importance to the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the level of service provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. During the fiscal year ended November 30, 2002, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chairman. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid. The committee provides oversight regarding the investment policies and Fidelity funds' investment in non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended November 30, 2002, the committee held four meetings.

The Board of Trustees has established three fund oversight committees: the Equity Committee (composed of Messrs. McCoy (Chairman), Cox, Lautenbach, and Lynch), the Fixed-Income/International Committee (composed of Messrs. Gates (Chairman) and Kirk and Ms. Knowles), and the Select Committee (composed of Ms. Davis (Chairman) and Messrs. Cook and Stavropoulos). Each committee's members confer periodically and normally meet monthly. Each committee oversees investment advisory services provided by FMR to the relevant funds and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors compliance by each relevant Fidelity fund with its investment policies, appropriate benchmarks, competitive universes, and investment performance. The Fixed-Income/International Committee also receives reports required under Rule 2a-7 of the 1940 Act. During the fiscal year ended November 30, 2002, the Equity Committee held 10 meetings, the Fixed-Income/International Committee held 11 meetings, and the Select Committee held 10 meetings.

The Committee on Service Fees is composed of Messrs. McCoy (Chairman), Cook, Kirk, and Lautenbach. The committee members confer periodically and meet at least annually. The committee considers the structure of the Fidelity funds' transfer agency fees, direct fees to investors, and the specific services rendered by FMR and its affiliates in consideration of these fees. The committee also considers fee structures for other non-investment management services rendered to the Fidelity funds by FMR and its affiliates. During the fiscal year ended November 30, 2002, the committee held two meetings.

The Brokerage Committee is composed of Messrs. Cox (Chairman), Cook, McCoy, and Stavropoulos and Ms. Davis. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services, providing sales support, or paying fund expenses. The committee also monitors brokerage and other relationships between the Fidelity funds and firms affiliated with FMR which participate in the execution of securities transactions. During the fiscal year ended November 30, 2002, the committee held seven meetings.

The Committee on Distribution Channels is composed of Messrs. Cox (Chairman), Gates, and Stavropoulos and Mses. Davis and Knowles. The committee members confer periodically and hold meetings at least annually. The committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures, load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. During the fiscal year ended November 30, 2002, the committee held four meetings.

The Audit Committee is composed of Messrs. Kirk (Chairman), Gates, and Lautenbach and Ms. Knowles. The committee normally meets four times a year, or more often as required, in conjunction with meetings of the Board of Trustees. The committee oversees and monitors each Fidelity fund's internal accounting and control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the full Board of Trustees the appointment of auditors for the Fidelity funds. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities and monitors auditor independence. The committee plays an oversight role in respect of each Fidelity fund's investment compliance procedures and the code of ethics. During the fiscal year ended November 30, 2002, the committee held seven meetings.

The Nominating and Administration Committee is composed of Messrs. Mann (Chairman), Cox, and Gates. The committee members confer periodically and hold meetings as required. The committee makes nominations for non-interested Trustees, for Members of the Advisory Board, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and its committees and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the Retirement Plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It monitors the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be appropriate under applicable regulations or otherwise. The committee monitors compliance with, and acts as the administrator of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The Nominating and Administration Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Fidelity funds. During the fiscal year ended November 30, 2002, the committee held six meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2002.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Peter S. Lynch
Advisor Aggressive Growth	none	none	none
Advisor Asset Allocation	none	none	none
Advisor Balanced	none	none	none
Advisor Dividend Growth	none	none	none
Advisor Dynamic Capital Appreciation	none	none	none
Advisor Equity Growth	none	none	none
Advisor Equity Income	none	none	none
Advisor Equity Value	none	none	none
Advisor Fifty	none	none	none
Advisor Growth & Income	none	none	none
Advisor Growth Opportunities	none	none	none
Advisor Large Cap	none	none	none
Advisor Leveraged Company Stock	none	none	none
Advisor Mid Cap	none	none	none
Advisor Small Cap	none	none	none
Advisor Strategic Growth	none	none	none
Advisor Value Strategies	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Non-Interested Trustees
DOLLAR RANGE OF FUND SHARES	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk
Advisor Aggressive Growth	none	none	none	none	none
Advisor Asset Allocation	none	none	none	none	none
Advisor Balanced	none	none	none	none	none
Advisor Dividend Growth	none	none	none	none	none
Advisor Dynamic Capital Appreciation	none	none	none	none	none
Advisor Equity Growth	none	over $100,000	none	none	over $100,000
Advisor Equity Income	none	over $100,000	none	none	over $100,000
Advisor Equity Value	none	none	none	none	none
Advisor Fifty	none	none	none	none	none
Advisor Growth & Income	none	none	none	none	none
Advisor Growth Opportunities	none	over $100,000	none	none	over $100,000
Advisor Large Cap	none	none	none	none	none
Advisor Leveraged Company Stock	none	none	none	none	none
Advisor Mid Cap	none	none	none	none	none
Advisor Small Cap	none	none	none	none	none
Advisor Strategic Growth	none	none	none	none	none
Advisor Value Strategies	none	$1 - $10,000	$1 - $10,000	none	$1 - $10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	William S. Stavropoulos
Advisor Aggressive Growth	none	none	none	none	none
Advisor Asset Allocation	none	none	none	none	none
Advisor Balanced	none	none	none	none	none
Advisor Dividend Growth	none	none	none	over $100,000	none
Advisor Dynamic Capital Appreciation	none	none	none	none	none
Advisor Equity Growth	none	none	none	over $100,000	none
Advisor Equity Income	none	none	none	none	none
Advisor Equity Value	none	none	none	none	none
Advisor Fifty	none	none	none	none	none
Advisor Growth & Income	none	none	none	none	none
Advisor Growth Opportunities	none	none	over $100,000	none	none
Advisor Large Cap	none	none	none	none	none
Advisor Leveraged Company Stock	none	none	none	none	none
Advisor Mid Cap	none	none	none	none	none
Advisor Small Cap	none	none	none	none	none
Advisor Strategic Growth	none	none	none	none	none
Advisor Value Strategies	none	none	$1 - $10,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended November 30, 2002, or calendar year ended December 31, 2002, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*	J. Michael Cook	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk
Advisor Aggressive Growth	$ 0	$ 0	$ 10	$ 11	$ 11	$ 11	$ 11
Advisor Asset Allocation	$ 0	$ 0	$ 36	$ 37	$ 37	$ 36	$ 37
Advisor BalancedC	$ 0	$ 0	$ 582	$ 600	$ 597	$ 593	$ 607
Advisor Dividend Growth	$ 0	$ 0	$ 808	$ 832	$ 827	$ 821	$ 842
Advisor Dynamic Capital Appreciation	$ 0	$ 0	$ 110	$ 113	$ 113	$ 112	$ 115
Advisor Equity GrowthD	$ 0	$ 0	$ 3,342	$ 3,451	$ 3,426	$ 3,408	$ 3,488
Advisor Equity IncomeE	$ 0	$ 0	$ 1,267	$ 1,305	$ 1,296	$ 1,288	$ 1,321
Advisor Equity Value	$ 0	$ 0	$ 10	$ 10	$ 10	$ 10	$ 11
Advisor Fifty	$ 0	$ 0	$ 14	$ 15	$ 15	$ 15	$ 15
Advisor Growth & Income	$ 0	$ 0	$ 592	$ 611	$ 607	$ 603	$ 617
Advisor Growth OpportunitiesF	$ 0	$ 0	$ 2,472	$ 2,553	$ 2,535	$ 2,523	$ 2,580
Advisor Large Cap	$ 0	$ 0	$ 167	$ 172	$ 171	$ 170	$ 174
Advisor Leveraged Company Stock	$ 0	$ 0	$ 2	$ 2	$ 2	$ 2	$ 2
Advisor Mid Cap	$ 0	$ 0	$ 949	$ 977	$ 970	$ 964	$ 989
Advisor Small Cap	$ 0	$ 0	$ 411	$ 424	$ 421	$ 418	$ 429
Advisor Strategic Growth	$ 0	$ 0	$ 9	$ 10	$ 10	$ 10	$ 10
Advisor Value Strategies	$ 0	$ 0	$ 367	$ 378	$ 375	$ 373	$ 383
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 246,000	$ 256,500	$ 252,000	$ 250,500	$ 256,500
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	William S. Stavropoulos**
Advisor Aggressive Growth	$ 11	$ 10	$ 0	$ 14	$ 11	$ 10
Advisor Asset Allocation	$ 37	$ 36	$ 0	$ 48	$ 36	$ 36
Advisor BalancedC	$ 600	$ 586	$ 0	$ 773	$ 593	$ 586
Advisor Dividend Growth	$ 832	$ 811	$ 0	$ 1,075	$ 821	$ 813
Advisor Dynamic Capital Appreciation	$ 113	$ 111	$ 0	$ 146	$ 112	$ 111
Advisor Equity GrowthD	$ 3,452	$ 3,370	$ 0	$ 4,433	$ 3,408	$ 3,360
Advisor Equity IncomeE	$ 1,304	$ 1,272	$ 0	$ 1,683	$ 1,288	$ 1,273
Advisor Equity Value	$ 10	$ 10	$ 0	$ 13	$ 10	$ 10
Advisor Fifty	$ 15	$ 14	$ 0	$ 19	$ 15	$ 14
Advisor Growth & Income	$ 611	$ 597	$ 0	$ 786	$ 603	$ 595
Advisor Growth OpportunitiesF	$ 2,554	$ 2,496	$ 0	$ 3,274	$ 2,523	$ 2,485
Advisor Large Cap	$ 172	$ 168	$ 0	$ 222	$ 170	$ 168
Advisor Leveraged Company Stock	$ 2	$ 2	$ 0	$ 2	$ 2	$ 2
Advisor Mid Cap	$ 976	$ 951	$ 0	$ 1,263	$ 964	$ 954
Advisor Small Cap	$ 424	$ 413	$ 0	$ 546	$ 418	$ 413
Advisor Strategic Growth	$ 10	$ 9	$ 0	$ 12	$ 10	$ 9
Advisor Value Strategies	$ 378	$ 368	$ 0	$ 488	$ 373	$ 369
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 255,000	$ 246,000	$ 0	$ 330,000	$ 285,000B	$ 247,500

* Interested persons are compensated by FMR.

** During the period from November 1, 2000 through January 16, 2002, Mr. Stavropoulos served as a Member of the Advisory Board of Fidelity Advisor Series I. Effective January 17, 2002, Mr. Stavropoulos serves as a Member of the Board of Trustees of Fidelity Advisor Series I. During the period from November 1, 2000 through August 14, 2002, Mr. Stavropoulos served as a Member of the Advisory Board of Fidelity Securities Fund. Effective August 15, 2002, Mr. Stavropoulos serves as a Member of the Board of Trustees of Fidelity Securities Fund.

A Information is for the calendar year ended December 31, 2002 for 271 funds of 57 trusts in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2002, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $100,579.95. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $40,014.95; Ralph F. Cox, $40,014.95; Phyllis Burke Davis, $50,879.70; Ned C. Lautenbach, $50,879.70; and William O. McCoy, $86,879.70.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the Fund Complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2002, Mr. McCoy voluntarily elected to defer $36,000.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $363; Ralph F. Cox, $363; Phyllis Burke Davis, $363; Robert M. Gates, $363; Donald J. Kirk, $363; Marie L. Knowles, $363; Ned C. Lautenbach, $363; Marvin L. Mann, $461; William O. McCoy, $363; and William S. Stavropoulos, $433. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $163; Ralph F. Cox, $163; Phyllis Burke Davis, $151; Ned C. Lautenbach, $163; and William O. McCoy, $163.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $2,086; Ralph F. Cox, $2,086; Phyllis Burke Davis, $2,086; Robert M. Gates, $2,086; Donald J. Kirk, $2,086; Marie L. Knowles, $2,086; Ned C. Lautenbach, $2,086; Marvin L. Mann, $2,649; William O. McCoy, $2,086; and William S. Stavropoulos, $2,506. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $935; Ralph F. Cox, $935; Phyllis Burke Davis, $869; Ned C. Lautenbach, $935; and William O. McCoy, $935.

E Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $788; Ralph F. Cox, $788; Phyllis Burke Davis, $788; Robert M. Gates, $788; Donald J. Kirk, $788; Marie L. Knowles, $788; Ned C. Lautenbach, $788; Marvin L. Mann, $1001; William O. McCoy, $788; and William S. Stavropoulos, $951. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $354; Ralph F. Cox, $354; Phyllis Burke Davis, $333; Ned C. Lautenbach, $354; and William O. McCoy, $354.

F Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each non-interested Trustee are as follows: J. Michael Cook, $1,545; Ralph F. Cox, $1,545; Phyllis Burke Davis, $1,545; Robert M. Gates, $1,545; Donald J. Kirk, $1,545; Marie L. Knowles, $1,545; Ned C. Lautenbach, $1,545; Marvin L. Mann, $1,963; William O. McCoy, $1,545; and William S. Stavropoulos, $1,842. Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $692; Ralph F. Cox, $692; Phyllis Burke Davis, $638; Ned C. Lautenbach, $692; and William O. McCoy, $692.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of November 30, 2002, approximately 1.28% of Advisor Equity Value's, 14.41% of Advisor Leveraged Company Stock's, and 1.31% of Advisor Strategic Growth's total outstanding shares was held by FMR affiliates. FMR Corp. is the ultimate parent company of these FMR affiliates. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page 72, Mr. Edward C. Johnson 3d, Trustee, and Ms. Abigail P. Johnson, Trustee and Senior Vice President of the funds, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of Advisor Equity Value's, Advisor Leveraged Company Stock's, and Advisor Strategic Growth's shares, the Trustees and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of November 30, 2002, the following owned of record 5% or more of each class's outstanding shares:

Advisor Aggressive Growth: Class T: A. G. Edwards & Sons Inc., Saint Louis, MO (11.28%); ADP, Roseland, NJ (6.36%).

Advisor Aggressive Growth: Class B: Merrill Lynch, Jacksonville, FL (7.82%).

Advisor Aggressive Growth: Class C: Lifemark Securities Corp., Pittsford, NY (17.24%); Merrill Lynch, Jacksonville, FL (8.70%); Prime Capital Services, Inc., Poughkeepsie, NY (6.62%); Capital Financial Services, Inc, Madison, WI (5.38%).

Advisor Aggressive Growth: Institutional Class: Fidelity Investments Distributors Corp, Boston, MA (25.50%); Merrill Lynch, Jacksonville, FL (14.96%); ING, Torrance, CA (12.09%); American International Group, Inc. (AIG), Phoenix, AZ (11.01%); LPL Financial Services, Inc., San Diego, CA (5.79%).

Advisor Asset Allocation: Class A: UBS AG, Jersey City, NJ (53.30%); Prudential, New York, NY (18.68%); National Fiduciary Services, NA, Houston, TX (15.04%).

Advisor Asset Allocation: Class T: Prudential, New York, NY (12.07%); Citigroup, Inc., New York, NY (8.24%); Sanders, Morris, Harris, Inc., Houston, TX (6.39%); Wachovia Corporation, Charlotte, NC (6.21%); JPMorgan Chase, New York, NY (5.34%).

Advisor Asset Allocation: Class B: Fleet Financial Group Inc., New York, NY (7.17%); Merrill Lynch, Jacksonville, FL (5.65%); Cadaret Grant & Company, Inc., Manlius, NY (5.25%).

Advisor Asset Allocation: Class C: American Express Financial Services, Omaha, NE (11.15%); LPL Financial Services, Inc., San Diego, CA (10.33%); Merrill Lynch, Jacksonville, FL (7.36%); ING, Torrance, CA (5.49%).

Advisor Asset Allocation: Institutional Class: Harris Investors Direct, Inc., Chicago, IL (87.73%); Fidelity Investments, Boston, MA (7.51%).

Advisor Balanced: Class A: Nationwide Insurance Enterprises, Columbus, OH (33.22%); Compass Bancshares, Inc., Birmingham, AL (17.49%); Citigroup, Inc., New York, NY (5.55%); Prudential, New York, NY (5.53%); LM Kohn & Company, Cincinnati, OH (5.20%).

Advisor Balanced: Class T: Cigna Corporation, Hartford, CT (7.60%); Citigroup, Inc., New York, NY (6.05%); Paychex Management Corporation, Fairport, NY (5.12%).

Advisor Balanced: Class B: Merrill Lynch, Jacksonville, FL (5.98%); Citizens Financial Group, Inc., Cranston, RI (5.57%).

Advisor Balanced: Class C: Merrill Lynch, Jacksonville, FL (20.74%).

Advisor Balanced: Institutional Class: Harris Investors Direct, Inc., Chicago, IL (15.02%); Morgan Stanley DW, New York, NY (14.31%); Kentucky Bank And Trust, Ashland, KY (14.27%); Valley National Bancorp, Clifton, NJ (9.12%); Compass Bancshares, Inc., Birmingham, AL (5.78%); Whitney National Bank, New Orleans, LA (5.63%); JPMorgan Chase, New York, NY (5.37%); ING, Torrance, CA (5.01%).

Advisor Dividend Growth: Class A: Citigroup, Inc., New York, NY (8.21%); Legg Mason, Baltimore, MD (7.94%); UBS AG, Jersey City, NJ (5.89%).

Advisor Dividend Growth: Class T: Manulife Financial Group, Toronto, ON (40.97%).

Advisor Dividend Growth: Class B: Merrill Lynch, Jacksonville, FL (15.45%); Wells Fargo Bank, Des Moines, IA (5.67%); American Express Financial Services, Minneapolis, MN (5.07%).

Advisor Dividend Growth: Class C: Merrill Lynch, Jacksonville, FL (19.80%); Citigroup, Inc., New York, NY (9.14%); American Express Financial Services, Omaha, NE (5.74%).

Advisor Dividend Growth: Institutional Class: PNC Financial Services Group, Philadelphia, PA (55.19%); Charles Schwab & Co., Inc., San Francisco, CA (5.93%).

Advisor Dynamic Capital Appreciation: Class A: BFDS, Fort Worth, TX (9.23%).

Advisor Dynamic Capital Appreciation: Class C: Merrill Lynch, Jacksonville, FL (7.36%); American Express Financial Services, Omaha, NE (6.31%).

Advisor Dynamic Capital Appreciation: Institutional Class: Deutsche Bank Capital Corp., Timonium, MD (18.67%); Advisory Group Equity Services, Natick, MA (18.37%); Merrill Lynch, Jacksonville, FL (13.93%); ING, Torrance, CA (11.47%).

Advisor Equity Growth: Class A: BankAmerica Corp., Charlotte, NC (7.66%); Nationwide Insurance Enterprises, Columbus, OH (6.22%).

Advisor Equity Growth: Class T: Paychex Management Corporation, Fairport, NY (5.67%); Citigroup, Inc., New York, NY (5.62%); Cigna Corporation, Hartford, CT (5.21%).

Advisor Equity Growth: Class B: Merrill Lynch, Jacksonville, FL (6.68%); Citigroup, Inc., Long Island City, NY (6.00%).

Advisor Equity Growth: Class C: Merrill Lynch, Jacksonville, FL (13.46%); Citigroup, Inc., New York, NY (9.19%); A. G. Edwards & Sons Inc., Saint Louis, MO (5.38%).

Advisor Equity Income: Class A: Nationwide Insurance Enterprises, Columbus, OH (20.24%); Citigroup, Inc., New York, NY (6.32%).

Advisor Equity Income: Class T: Paychex Management Corporation, Fairport, NY (6.95%); Citigroup, Inc., New York, NY (5.58%).

Advisor Equity Income: Class B: Citizens Financial Group, Inc., Cranston, RI (6.51%); Merrill Lynch, Jacksonville, FL (6.49%).

Advisor Equity Income: Class C: Merrill Lynch, Jacksonville, FL (10.57%); Citigroup, Inc., New York, NY (6.16%).

Advisor Equity Income: Institutional Class: Fleet Financial Group Inc., Providence, RI (13.91%); Allmerica Financial Corp., Worcester, MA (6.90%).

Advisor Equity Value: Class A: A. G. Edwards & Sons Inc., Saint Louis, MO (5.24%).

Advisor Equity Value: Class T: American Express Financial Services, Omaha, NE (5.06%).

Advisor Equity Value: Class B: LPL Financial Services, Inc., San Diego, CA (9.04%); Merrill Lynch, Jacksonville, FL (7.96%); Dain Rauscher, Inc., Minneapolis, MN (5.70%).

Advisor Equity Value: Class C: Merrill Lynch, Jacksonville, FL (18.39%); ING, Denver, CO (8.83%); Compass Bancshares, Inc., Birmingham, AL (6.04%).

Advisor Equity Value: Institutional Class: Fidelity Investments Distributors Corp, Boston, MA (44.32%); Merrill Lynch, Jacksonville, FL (20.98%); Cox Capital Management, Andover, MA (11.81%); Securities Corporation of America, Marinette, WI (10.09%).

Advisor Fifty: Class A: LPL Financial Services, Inc., San Diego, CA (7.27%); Citigroup, Inc., New York, NY (5.86%).

Advisor Fifty: Class T: Northwestern Mutual, Milwaukee, WI (14.99%); Netherland Securities, Dallas, TX (7.54%).

Advisor Fifty: Class B: Merrill Lynch, Jacksonville, FL (6.84%); Ashton-Clayton Financial Group, LLC, Woodbridge, NJ (5.64%).

Advisor Fifty: Class C: Netherland Securities, Dallas, TX (12.58%); American International Group, Inc. (AIG), Atlanta, GA (5.52%); Merrill Lynch, Jacksonville, FL (5.12%).

Advisor Fifty: Institutional Class: Merrill Lynch, Jacksonville, FL (51.38%); Dain Rauscher, Inc., Minneapolis, MN (16.88%); Fidelity Investments, Boston, MA (12.82%).

Advisor Growth & Income: Class A: Mutual Service Corporation, West Palm Beach, FL (6.20%); First Tennessee National Corp., Memphis, TN (5.03%).

Advisor Growth Opportunities: Class A: Nationwide Insurance Enterprises, Columbus, OH (21.76%); Citizens Financial Group, Inc., Cranston, RI (5.77%).

Advisor Growth Opportunities: Class T: Cigna Corporation, Hartford, CT (6.90%); State Street Bank, North Quincy, MA (5.98%).

Advisor Growth Opportunities: Class B: Citizens Financial Group, Inc., Cranston, RI (9.36%); Merrill Lynch, Jacksonville, FL (7.00%); Wachovia Corporation, Charlotte, NC (5.13%).

Advisor Growth Opportunities: Class C: Merrill Lynch, Jacksonville, FL (12.86%); Citigroup, Inc., New York, NY (10.47%); A. G. Edwards & Sons Inc., Saint Louis, MO (5.39%).

 Advisor Growth Opportunities: Institutional Class: Morgan Stanley DW, New York, NY (6.84%).

Advisor Large Cap: Class A: First Tennessee National Corp., Memphis, TN (10.96%); Dain Rauscher, Inc., Minneapolis, MN (6.95%).

Advisor Large Cap: Class T: Manulife Financial Group, Toronto, ON (41.52%); Citigroup, Inc., New York, NY (5.94%).

Advisor Large Cap: Class B: Merrill Lynch, Jacksonville, FL (5.48%).

Advisor Large Cap: Class C: Merrill Lynch, Jacksonville, FL (9.90%); Citigroup, Inc., New York, NY (5.30%).

Advisor Large Cap: Institutional Class: BFDS, Fort Worth, TX (8.93%).

Advisor Leveraged Company Stock: Class A: Fidelity Investments Distributors Corp, Boston, MA (22.72%); LPL Financial Services, Inc., San Diego, CA (12.28%); Merrill Lynch, Jacksonville, FL (7.74%); Dain Rauscher, Inc., Minneapolis, MN (6.28%).

Advisor Leveraged Company Stock: Class T: Fidelity Investments Distributors Corp, Boston, MA (11.79%); Thoroughbred Financial Services, LLC, Brentwood, TN (11.64%); Sicor Securities Inc., Dayton, OH (11.12%); American Express Financial Services, Omaha, NE (7.73%); Dain Rauscher, Inc., Minneapolis, MN (7.42%).

Advisor Leveraged Company Stock: Class B: Fidelity Investments Distributors Corp, Boston, MA (19.22%); American Express Financial Services, Minneapolis, MN (17.46%); American International Group, Inc. (AIG), New York, NY (13.61%); Wachovia Corporation, Charlotte, NC (8.09%).

Advisor Leveraged Company Stock: Class C: Merrill Lynch, Jacksonville, FL (17.60%); Fidelity Investments Distributors Corp, Boston, MA (16.03%); Morgan Stanley DW, New York, NY (13.77%); Dain Rauscher, Inc., Minneapolis, MN (9.81%).

Advisor Leveraged Company Stock: Institutional Class: Fidelity Investments Distributors Corp, Boston, MA (9.68%).

Advisor Mid Cap: Class A: Morgan Stanley DW, New York, NY (16.32%); Nationwide Insurance Enterprises, Columbus, OH (6.67%); Citigroup, Inc., New York, NY (5.84%).

Advisor Mid Cap: Class T: Principal Life Insurance Co, Des Moines, IA (10.97%); Citigroup, Inc., New York, NY (5.41%).

Advisor Mid Cap: Class B: American Express Financial Services, Minneapolis, MN (8.35%); Merrill Lynch, Jacksonville, FL (7.15%).

Advisor Mid Cap: Class C: Merrill Lynch, Jacksonville, FL (13.53%); Citigroup, Inc., New York, NY (6.01%).

Advisor Mid Cap: Institutional Class: Principal Life Insurance Co, Des Moines, IA (21.25%); Citizens Banking Corp., Flint, MI (15.84%); Bancwest Corporation, Honolulu, HI (5.63%); Fulton Financial Corp., Lancaster, PA (5.14%).

Advisor Small Cap: Class A: BFDS, Fort Worth, TX (6.69%).

Advisor Small Cap: Class T: Citigroup, Inc., New York, NY (7.37%); Principal Life Insurance Co, Des Moines, IA (5.42%).

Advisor Small Cap: Class B: Merrill Lynch, Jacksonville, FL (12.17%).

Advisor Small Cap: Class C: Merrill Lynch, Jacksonville, FL (15.72%); Citigroup, Inc., New York, NY (6.96%).

Advisor Strategic Growth: Class A: Citigroup, Inc., New York, NY (26.94%); Merrill Lynch, Jacksonville, FL (5.47%).

 Advisor Strategic Growth: Class T: ADP, Roseland, NJ (12.65%); American International Group, Inc. (AIG), New York, NY (6.21%).

Advisor Strategic Growth: Class B: Merrill Lynch, Jacksonville, FL (11.17%); Northwestern Mutual, Milwaukee, WI (5.40%).

Advisor Strategic Growth: Class C: American Express Financial Services, Omaha, NE (7.17%); Merrill Lynch, Jacksonville, FL (7.05%); Northwestern Mutual, Milwaukee, WI (5.97%); H. Beck, Inc., Rockville, MD (5.79%); John Hancock Financial Services Group, Boston, MA (5.49%).

Advisor Strategic Growth: Institutional Class: Fidelity Investments, Boston, MA (93.34%).

Advisor Value Strategies: Class A: UBS AG, Jersey City, NJ (5.61%); Prudential, New York, NY (5.04%); Nationwide Insurance Enterprises, Columbus, OH (5.02%).

Advisor Value Strategies: Class T: Principal Life Insurance Co, Des Moines, IA (9.95%); Merrill Lynch, Jacksonville, FL (5.52%).

Advisor Value Strategies: Class C: Citigroup, Inc., New York, NY (6.65%); Merrill Lynch, Jacksonville, FL (6.36%); Investors Security Company, Inc., Suffolk, VA (5.97%).

Advisor Value Strategies: Institutional Class: Principal Life Insurance Co, Des Moines, IA (33.21%); Harris Investors Direct, Inc., Chicago, IL (11.54%); Fulton Financial Corp., Lancaster, PA (9.82%); Edgewood Services Inc., Pittsburgh, PA (9.70%); Morgan Stanley DW, New York, NY (7.56%).

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East) and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in andoperation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity Investments Japan Limited (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FIMM, FMRC, FMR U.K., FMR Far East, FIJ (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund (except Advisor Growth Opportunities) pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

For the services of FMR under the management contract, Advisor Growth Opportunities pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of Advisor Growth Opportunities' performance to that of the S&P 500.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
Over			1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $695 billion of group net assets - the approximate level for November 2002 - was .2841%, which is the weighted average of the respective fee rates for each level of group net assets up to $695 billion.

The individual fund fee rate for each fund (except Advisor Growth Opportunities) is set forth in the following chart. Based on the average group net assets of the funds advised by FMR for November 2002, each fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Advisor Aggressive Growth	0.2841%	+	0.35%	=	0.6341%
Advisor Asset Allocation	0.2841%	+	0.30%	=	0.5841%
Advisor Balanced	0.2841%	+	0.15%	=	0.4341%
Advisor Dividend Growth	0.2841%	+	0.30%	=	0.5841%
Advisor Dynamic Capital Appreciation	0.2841%	+	0.30%	=	0.5841%
Advisor Equity Growth	0.2841%	+	0.30%	=	0.5841%
Advisor Equity Income	0.2841%	+	0.20%	=	0.4841%
Advisor Equity Value	0.2841%	+	0.30%	=	0.5841%
Advisor Fifty	0.2841%	+	0.30%	=	0.5841%
Advisor Growth & Income	0.2841%	+	0.20%	=	0.4841%
Advisor Large Cap	0.2841%	+	0.30%	=	0.5841%
Advisor Leveraged Company Stock	0.2841%	+	0.35%	=	0.6341%
Advisor Mid Cap	0.2841%	+	0.30%	=	0.5841%
Advisor Small Cap	0.2841%	+	0.45%	=	0.7341%
Advisor Strategic Growth	0.2841%	+	0.30%	=	0.5841%
Advisor Value Strategies	0.2841%	+	0.30%	=	0.5841%

The individual fund fee rate for Advisor Growth Opportunities is 0.30%. Based on the average group net assets of the funds advised by FMR for November 2002, the fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Advisor Growth Opportunities	0.2841%	+	0.30%	=	0.5841%

One-twelfth of the basic fee rate or the management fee rate, as applicable, is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Advisor Growth Opportunities is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500 for Advisor Growth Opportunities. The performance period consists of the most recent month plus the previous 35 months.

For the purposes of calculating the performance adjustment for Advisor Growth Opportunities, the fund's investment performance will be based on the average performance of all classes of the fund weighted according to their average assets for each month in the performance period.

The performance comparison is made at the end of each month.

For Advisor Growth Opportunities, each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

A class's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the class are treated as if reinvested in that class's shares at the NAV as of the record date for payment.

The record of the S&P 500 is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by Advisor Growth Opportunities and Advisor Value Strategies.

Fund	Fiscal Years Ended November 30	Performance Adjustment	Management Fees Paid to FMR
Advisor Aggressive Growth	2002	--	$ 204,862
	2001	--	$ 207,259
	2000**	--	$ 1,273
Advisor Asset Allocation	2002	--	$ 657,746
	2001	--	$ 564,281
	2000	--	$ 267,735
Advisor Balanced	2002	--	$ 7,868,387
	2001	--	$ 9,132,320
	2000	--	$ 11,490,348
Advisor Dividend Growth	2002	--	$ 15,113,327
	2001	--	$ 9,479,181
	2000	--	$ 4,208,927
Advisor Dynamic Capital Appreciation	2002	--	$ 2,005,347
	2001	--	$ 2,586,373
	2000	--	$ 1,998,545
Advisor Equity Growth	2002	--	$ 60,626,286
	2001	--	$ 76,244,308
	2000	--	$ 87,873,304
Advisor Equity Income	2002	--	$ 19,377,960
	2001	--	$ 17,029,698
	2000	--	$ 16,704,006
Advisor Equity Value	2002	--	$ 194,097
	2001***	--	$ 36,760
Advisor Fifty	2002	--	$ 268,763
	2001	--	$ 210,757
	2000****	--	$ 33,133
Advisor Growth & Income	2002	--	$ 8,881,862
	2001	--	$ 11,215,278
	2000	--	$ 12,782,504
Advisor Growth Opportunities	2002	$ (35,289,470)	$ 8,940,985*
	2001	$ (47,089,488)	$ 24,417,938*
	2000	$ (50,486,001)	$ 78,388,286*
Advisor Large Cap	2002	--	$ 3,051,637
	2001	--	$ 3,397,869
	2000	--	$ 3,610,669
Advisor Leveraged Company Stock	2002	--	$ 33,142
	2001*****	--	$ 31,973
Advisor Mid Cap	2002	--	$ 17,742,731
	2001	--	$ 13,751,286
	2000	--	$ 8,657,996
Fund	Fiscal Years Ended November 30	Performance Adjustment	Management Fees Paid to FMR
Advisor Small Cap	2002	--	$ 9,542,193
	2001	--	$ 9,603,604
	2000	--	$ 10,583,308
Advisor Strategic Growth	2002	--	$ 168,779
	2001	--	$ 231,902
	2000	--	$ 258,320
Advisor Value StrategiesA	2002	--	$ 6,836,760
	2001	$ (81,417)	$ 4,379,462*
	2000	$ (1,168,891)	$ 1,945,807*

* Including the amount of the performance adjustment.

** Advisor Aggressive Growth commenced operations on November 13, 2000.

*** Advisor Equity Value commenced operations on May 9, 2001.

**** Advisor Fifty commenced operations on August 16, 2000.

***** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

A Prior to January 1, 2001, Advisor Value Strategies paid FMR a monthly management fee with two components: a basic fee and a performance adjustment. The basic fee was subject to downward adjustment depending on whether, and to what extent, the fund's investment performance for a rolling 36-month performance period was exceeded by the record over the same period of the S&P 500. The maximum annualized performance adjustment rate was -0.20% of the fund's average net assets over the performance period.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

Sub-Adviser - FIMM. On behalf of Advisor Asset Allocation and Advisor Balanced, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-dayresponsibility for choosing certain types of investments for each fund.

Under the terms of the sub-advisory agreements for Advisor Asset Allocation and Advisor Balanced, FMR pays FIMM fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FIMM. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of Advisor Asset Allocation and Advisor Balanced for the past three fiscal years are shown in the following table.

Fund	Fiscal Year Ended November 30	Fees Paid to FIMM
Advisor Asset Allocation	2002	$ 24,340
	2001	$ 18,912
	2000	$ 7,106
Advisor Balanced	2002	$ 1,265,521
	2001	$ 1,618,456
	2000	$ 1,796,738

Sub-Adviser - FMRC. On behalf of Advisor Aggressive Growth, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for each fund. On behalf of Advisor Asset Allocation and Advisor Balanced, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing certain types of investments for each fund.

Under the terms of the sub-advisory agreements for Advisor Aggressive Growth, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Fifty, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Leveraged Company Stock, Advisor Mid Cap, Advisor Small Cap, Advisor Strategic Growth, and Advisor Value Strategies, FMR pays FMRC fees equal to 50% of the management fee (including any performance adjustment) payable to FMR under its management contract with each fund. Under the terms of the sub-advisory agreements for Advisor Asset Allocation and Advisor Balanced, FMR pays FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FMRC by FMR on behalf of each fund for the past two fiscal years are shown in the following table.

Fund	Fiscal Year Ended November 30	Fees Paid to FMRC
Advisor Aggressive Growth	2002	$ 102,433
	2001	$ 99,735
Advisor Asset Allocation	2002	$ 307,708
	2001	$ 235,431
Advisor Balanced	2002	$ 3,114,887
	2001	$ 2,728,361
Advisor Dividend Growth	2002	$ 7,557,991
	2001	$ 4,520,491
Advisor Dynamic Capital Appreciation	2002	$ 1,002,828
	2001	$ 1,166,331
Advisor Equity Growth	2002	$ 30,312,084
	2001	$ 34,518,284
Advisor Equity Income	2002	$ 9,689,204
	2001	$ 7,843,579
Advisor Equity Value	2002	$ 97,048
	2001*	$ 18,381
Advisor Fifty	2002	$ 134,416
	2001	$ 97,763
Advisor Growth & Income	2002	$ 4,441,148
	2001	$ 5,080,360
Advisor Growth Opportunities	2002	$ 22,118,072
	2001	$ 31,768,527
Advisor Large Cap	2002	$ 1,525,539
	2001	$ 1,546,329
Advisor Leveraged Company Stock	2002	$ 159,633
	2001**	$ 15,952
Advisor Mid Cap	2002	$ 8,870,295
	2001	$ 6,349,780
Advisor Small Cap	2002	$ 4,771,378
	2001	$ 4,399,203
Advisor Strategic Growth	2002	$ 84,399
	2001	$ 105,351
Advisor Value Strategies	2002	$ 3,418,411
	2001	$ 2,097,336

* Advisor Equity Value commenced operations on May 9, 2001.

** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

Sub-Advisers - FMR U.K., FMR Far East, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of each fund, FMR Far East has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for a fund to FMR Far East.

For providing non-discretionary investment advice and research services, fees paid to FMR U.K., FMR Far East, and FIJ for the past three fiscal years are shown in the following table.

Fiscal Year Ended November 30	FMR U.K.	FMR Far East	FIJ
Advisor Aggressive Growth
2002	$ 355	$ 6,967	$ 4,435
2001	$ 1,277	$ 260	$ 144
2000*	$ 14	$ 0	$ 0
Advisor Asset Allocation
2002	$ 827	$ 2,022	$ 1,060
2001	$ 1,107	$ 987	$ 535
2000	$ 811	$ 1,441	$ 730
Advisor Balanced
2002	$ 31,415	$ 12,740	$ 7,026
2001	$ 50,263	$ 18,642	$ 9,857
2000	$ 58,316	$ 22,538	$ 10,920
Advisor Dividend Growth
2002	$ 8,016	$ 28,456	$ 15,021
2001	$ 7,811	$ 7,738	$ 4,150
2000	$ 6,461	$ 6	$ 3
Advisor Dynamic Capital Appreciation
2002	$ 21,109	$ 6,686	$ 3,267
2001	$ 26,552	$ 4,887	$ 2,695
2000	$ 31,301	$ 0	$ 0
Advisor Equity Growth
2002	$ 205,928	$ 512,820	$ 272,461
2001	$ 385,124	$ 1,046,208	$ 549,479
2000	$ 483,495	$ 1,186,858	$ 560,220
Advisor Equity Income
2002	$ 119,772	$ 25,660	$ 13,563
2001	$ 129,962	$ 3,479	$ 1,940
2000	$ 98,469	$ 0	$ 0
Advisor Equity Value
2002	$ 30	$ 37	$ 68
2001**	$ 7	$ 64	$ 35
Advisor Fifty
2002	$ 1,079	$ 2,207	$ 1,181
2001	$ 123	$ 653	$ 349
2000***	$ 5	$ 40	$ 20
Advisor Growth & Income
2002	$ 7,349	$ 591	$ 362
2001	$ 6,180	$ 9,389	$ 4,861
2000	$ 94,916	$ 110,168	$ 45,108
Advisor Growth Opportunities
2002	$ 57,909	$ 3,292	$ 1,812
2001	$ 309,088	$ 17,954	$ 10,031
2000	$ 1,007,780	$ 574,940	$ 262,932
Advisor Large Cap
2002	$ 23,202	$ 27,278	$ 14,682
2001	$ 25,351	$ 24,664	$ 13,169
2000	$ 16,397	$ 13,525	$ 6,536
Advisor Leveraged Company Stock
2002	$ 0	$ 0	$ 0
2001****	$ 637	$ 12	$ 6
Advisor Mid Cap
2002	$ 19,364	$ 47,335	$ 24,874
2001	$ 40,079	$ 9,983	$ 5,543
2000	$ 28,187	$ 20,125	$ 9,683
Advisor Small Cap
2002	$ 6,663	$ 99,737	$ 53,159
2001	$ 22,464	$ 129,649	$ 67,302
2000	$ 34,208	$ 40,339	$ 20,862
Advisor Strategic Growth
2002	$ 1,013	$ 1,034	$ 528
2001	$ 198	$ 1,034	$ 537
2000	$ 528	$ 1,019	$ 507
Advisor Value Strategies
2002	$ 27,301	$ 123,028	$ 61,500
2001	$ 9,263	$ 78,255	$ 42,931
2000	$ 989	$ 2,016	$ 499

* Advisor Aggressive Growth commenced operations on November 13, 2000.

** Advisor Equity Value commenced operations on May 9, 2001.

*** Advisor Fifty commenced operations on August 16, 2000.

**** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. on behalf of the funds for the past three fiscal years.

For discretionary investment management and execution of portfolio transactions, fees paid to FMR Far East and FIJ for the past three fiscal years are shown in the following table.

Fiscal Year Ended November 30	FMR Far East	FIJ
Advisor Aggressive Growth
2002	$ 1	$ 524
2001	$ 0	$ 0
2000*	$ 0	--
Advisor Asset Allocation
2002	$ 0	$ 0
2001	$ 0	$ 0
2000	$ 0	--
Advisor Balanced
2002	$ 0	$ 0
2001	$ 0	$ 0
2000	$ 0	--
Advisor Dividend Growth
2002	$ 0	$ 0
2001	$ 0	$ 0
2000	$ 0	--
Advisor Dynamic Capital Appreciation
2002	$ 16	$ 31
2001	$ 0	$ 0
2000	$ 0	--
Advisor Equity Growth
2002	$ 2,312	$ 1,599
2001	$ 58	$ 96
2000	$ 0	--
Advisor Equity Income
2002	$ 100	$ 48
2001	$ 23	$ 27
2000	$ 0	--
Advisor Equity Value
2002	$ 21	$ 0
2001**	$ 0	$ 0
Advisor Fifty
2002	$ 4	$ 44
2001	$ 0	$ 0
2000***	$ 0	--
Advisor Growth & Income
2002	$ 0	$ 0
2001	$ 0	$ 0
2000	$ 0	--
Advisor Growth Opportunities
2002	$ 0	$ 0
2001	$ 0	$ 0
2000	$ 0	--
Advisor Large Cap
2002	$ 44	$ 374
2001	$ 8	$ 106
2000	$ 0	--
Advisor Leveraged Company Stock
2002	$ 0	$ 0
2001****	$ 0	$ 0
Advisor Mid Cap
2002	$ 0	$ 0
2001	$ 0	$ 0
2000	$ 0	--
Advisor Small Cap
2002	$ 61	$ 134
2001	$ 57	$ 700
2000	$ 0	--
Advisor Strategic Growth
2002	$ 0	$ 0
2001	$ 0	$ 0
2000	$ 0	--
Advisor Value Strategies
2002	$ 104	$ 29
2001	$ 0	$ 0
2000	$ 0	--

* Advisor Aggressive Growth commenced operations on November 13, 2000.

** Advisor Equity Value commenced operations on May 9, 2001.

*** Advisor Fifty commenced operations on August 16, 2000.

**** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

BOARD APPROVAL OF THE EXISTING INVESTMENT ADVISORY CONTRACTS

Matters Considered by the Board. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees is scheduled to meet 11 times a year. The Board of Trustees, including the non-interested Trustees, believes that matters bearing on each fund's advisory contracts are considered at most, if not all, of its meetings. While the full Board of Trustees or the non-interested Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees. The non-interested Trustees meet frequently in executive session and are advised by independent legal counsel selected by the non-interested Trustees.

Information Received by the Board of Trustees. In connection with their meetings, the Board of Trustees, including the non-interested Trustees, received materials specifically relating to the existing management contracts and sub-advisory agreements (the Investment Advisory Contracts). These materials included (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, and (iii) the economic outlook and the general investment outlook in the markets in which each fund invests. The Board of Trustees, including the non-interested Trustees, also considers periodically other material facts such as (1) the Investment Advisers' results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with the Investment Advisers, the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, and the allocation of brokerage to firms that sell Fidelity fund shares, (5) the Investment Advisers' management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and character of non-investment management services provided by the Investment Advisers and their affiliates.

Additional information was furnished by the Investment Advisers including, among other items, information on and analysis of (a) the overall organization of the Investment Advisers, (b) investment performance, (c) the impact of performance adjustments to management fees, (d) the choice of performance indices and benchmarks, (e) the composition of peer groups of funds, (f) transfer agency and bookkeeping fees paid to affiliates of the Investment Advisers, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.

In considering the Investment Advisory Contracts, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Investment Advisory Contracts include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.

Investment Compliance and Performance. The Board of Trustees, including the non-interested Trustees, considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

The Investment Advisers' Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviews at least annually the background of each fund's portfolio manager and each fund's investment objective and discipline. The non-interested Trustees have also had discussions with senior management of the Investment Advisers responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Nature and Quality of Other Services. The Board of Trustees, including the non-interested Trustees, considered the nature, quality, cost and extent of administrative and shareholder services performed by the Investment Advisers and affiliated companies, under the existing Investment Advisory Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees, including the non-interested Trustees, has also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians.

Expenses. The Board of Trustees, including the non-interested Trustees, considered each fund's expense ratio, and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders.

Profitability. The Board of Trustees, including the non-interested Trustees, considered the level of the Investment Advisers' profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of the Investment Advisers' methodology in allocating their costs to the management of a fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances. It considered the profits realized by the Investment Advisers in connection with the operation of a fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to a fund's business. The Board of Trustees, including the non-interested Trustees, also considered the Investment Advisers' profit margins in comparison with available industry data.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees, including the non-interested Trustees, has concluded that any potential economies of scale are being shared between fund shareholders and the Investment Advisers in an appropriate manner.

Other Benefits to the Investment Advisers. The Board of Trustees, including the non-interested Trustees, also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by the Investment Advisers and their affiliates, including fees for services like transfer agency, fund accounting, and direct shareholder services. It also considered the allocation of fund brokerage to brokers affiliated with the Investment Advisers, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds, and benefits to the Investment Advisers from the use of "soft" dollar commissions to pay for research and other similar services. The Board of Trustees, including the non-interested Trustees, also considered the revenues and profitability of the Investment Advisers' businesses other than their mutual fund business, including the Investment Advisers' retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees, including the non-interested Trustees, considered the intangible benefits that accrue to the Investment Advisers and their affiliates by virtue of their relationship with each fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the existing advisory fee structures are fair, reasonable, and that the existing Investment Advisory Contracts should be continued.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		CDSC Revenue
Fund	Fiscal Year Ended	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Advisor Aggressive Growth - Class A	November 30, 2002	$ 27,184	$ 7,186	$ 0	$ 0
	2001	$ 37,569	$ 15,918	$ 0	$ 0
	2000*	$ 3,922	$ 0	$ 0	$ 0
Advisor Aggressive Growth - Class T	November 30, 2002	$ 44,768	$ 7,858	$ 16	$ 16
	2001	$ 57,230	$ 16,215	$ 7	$ 7
	2000*	$ 4,143	$ 1,933	$ 0	$ 0
Advisor Aggressive Growth - Class B	November 30, 2002	--	--	$ 31,520	$ 31,520
	2001	--	--	$ 20,695	$ 20,695
	2000*	--	--	$ 0	$ 0
Advisor Aggressive Growth - Class C	November 30, 2002	--	--	$ 2,366	$ 2,366
	2001	--	--	$ 4,819	$ 4,819
	2000*	--	--	$ 0	$ 0
Advisor Asset Allocation - Class A	November 30, 2002	$ 38,214	$ 10,188	$ 0	$ 0
	2001	$ 36,013	$ 11,965	$ 0	$ 0
	2000	$ 35,215	$ 9,852	$ 0	$ 0
Advisor Asset Allocation - Class T	November 30, 2002	$ 55,962	$ 9,972	$ 17	$ 17
	2001	$ 65,179	$ 12,578	$ 663	$ 663
	2000	$ 76,230	$ 19,096	$ 2	$ 2
Advisor Asset Allocation - Class B	November 30, 2002	--	--	$ 72,506	$ 72,506
	2001	--	--	$ 48,731	$ 48,731
	2000	--	--	$ 31,793	$ 31,793
Advisor Asset Allocation - Class C	November 30, 2002	--	--	$ 1,128	$ 1,128
	2001	--	--	$ 4,943	$ 4,943
	2000	--	--	$ 4,341	$ 4,341
Advisor Balanced - Class A	November 30, 2002	$ 135,241	$ 41,536	$ 0	$ 0
	2001	$ 157,630	$ 52,709	$ 0	$ 0
	2000	$ 155,333	$ 48,405	$ 564	$ 564
Advisor Balanced - Class T	November 30, 2002	$ 267,759	$ 57,505	$ 5,802	$ 5,802
	2001	$ 298,626	$ 69,162	$ 2,182	$ 2,182
	2000	$ 440,343	$ 111,193	$ 3,945	$ 3,945
Advisor Balanced - Class B	November 30, 2002	--	--	$ 409,221	$ 409,221
	2001	--	--	$ 312,911	$ 312,911
	2000	--	--	$ 416,778	$ 416,778
Advisor Balanced - Class C	November 30, 2002	--	--	$ 9,376	$ 9,376
	2001	--	--	$ 13,460	$ 13,460
	2000	--	--	$ 27,876	$ 27,876
Advisor Dividend Growth - Class A	November 30, 2002	$ 587,609	$ 258,235	$ 0	$ 0
	2001	$ 511,209	$ 233,859	$ 0	$ 0
	2000	$ 151,882	$ 62,645	$ 2,100	$ 2,100
Advisor Dividend Growth - Class T	November 30, 2002	$ 745,470	$ 216,795	$ 0	$ 0
	2001	$ 831,854	$ 254,691	$ 588	$ 588
	2000	$ 520,502	$ 131,824	$ 2,462	$ 2,462
Advisor Dividend Growth - Class B	November 30, 2002	--	--	$ 1,393,786	$ 1,393,786
	2001	--	--	$ 927,437	$ 927,437
	2000	--	--	$ 865,223	$ 865,223
Advisor Dividend Growth - Class C	November 30, 2002	--	--	$ 93,682	$ 93,682
	2001	--	--	$ 54,474	$ 54,474
	2000	--	--	$ 126,713	$ 126,713
Advisor Dynamic Capital Appreciation - Class A	November 30, 2002	$ 111,215	$ 23,400	$ 0	$ 0
	2001	$ 177,508	$ 37,424	$ 0	$ 0
	2000	$ 386,139	$ 119,246	$ 0	$ 0
Advisor Dynamic Capital Appreciation - Class T	November 30, 2002	$ 202,026	$ 34,804	$ 164	$ 164
	2001	$ 380,580	$ 71,954	$ 1,990	$ 1,990
	2000	$ 807,378	$ 208,844	$ 195	$ 195
Advisor Dynamic Capital Appreciation - Class B	November 30, 2002	--	--	$ 267,491	$ 267,491
	2001	--	--	$ 287,423	$ 287,423
	2000	--	--	$ 96,761	$ 96,761
Advisor Dynamic Capital Appreciation - Class C	November 30, 2002	--	--	$ 4,098	$ 4,098
	2001	--	--	$ 22,750	$ 22,750
	2000	--	--	$ 15,441	$ 15,441
Advisor Equity Growth - Class A	November 30, 2002	$ 854,384	$ 298,822	$ 1	$ 1
	2001	$ 1,381,927	$ 590,842	$ 42	$ 42
	2000	$ 3,558,822	$ 1,707,997	$ 0	$ 0
Advisor Equity Growth - Class T	November 30, 2002	$ 1,368,966	$ 330,565	$ 11,088	$ 11,088
	2001	$ 2,170,465	$ 582,719	$ 12,492	$ 12,492
	2000	$ 5,043,441	$ 1,778,159	$ 25,518	$ 25,518
Advisor Equity Growth - Class B	November 30, 2002	--	--	$ 5,092,752	$ 5,092,752
	2001	--	--	$ 5,859,843	$ 5,859,843
	2000	--	--	$ 4,489,468	$ 4,489,468
Advisor Equity Growth - Class C	November 30, 2002	--	--	$ 108,965	$ 108,965
	2001	--	--	$ 256,614	$ 256,614
	2000	--	--	$ 280,022	$ 280,022
Advisor Equity Income - Class A	November 30, 2002	$ 613,225	$ 230,452	$ 0	$ 0
	2001	$ 516,293	$ 244,508	$ 248	$ 248
	2000	$ 371,769	$ 151,314	$ 0	$ 0
Advisor Equity Income - Class T	November 30, 2002	$ 630,588	$ 173,864	$ 7,280	$ 7,280
	2001	$ 572,091	$ 170,773	$ 2,624	$ 2,624
	2000	$ 461,451	$ 130,453	$ 3,324	$ 3,324
Advisor Equity Income - Class B	November 30, 2002	--	--	$ 1,452,981	$ 1,452,981
	2001	--	--	$ 1,111,186	$ 1,111,186
	2000	--	--	$ 1,925,506	$ 1,925,506
Advisor Equity Income - Class C	November 30, 2002	--	--	$ 51,803	$ 51,803
	2001	--	--	$ 29,947	$ 29,947
	2000	--	--	$ 29,297	$ 29,297
Advisor Equity Value - Class A	November 30, 2002	$ 38,916	$ 10,896	$ 0	$ 0
	2001**	$ 11,703	$ 3,413	$ 0	$ 0
Advisor Equity Value - Class T	November 30, 2002	$ 38,759	$ 7,295	$ 8	$ 8
	2001**	$ 21,181	$ 5,537	$ 0	$ 0
Advisor Equity Value - Class B	November 30, 2002	--	--	$ 19,040	$ 19,040
	2001**	--	--	$ 584	$ 584
Advisor Equity Value - Class C	November 30, 2002	--	--	$ 2,528	$ 2,528
	2001**	--	--	$ 899	$ 899
Advisor Fifty - Class A	November 30, 2002	$ 30,459	$ 9,332	$ 0	$ 0
	2001	$ 20,704	$ 6,606	$ 0	$ 0
	2000***	$ 20,633	$ 14,414	$ 0	$ 0
Advisor Fifty - Class T	November 30, 2002	$ 59,461	$ 16,293	$ 140	$ 140
	2001	$ 38,842	$ 10,070	$ 0	$ 0
	2000***	$ 27,099	$ 12,797	$ 0	$ 0
Advisor Fifty - Class B	November 30, 2002	--	--	$ 50,137	$ 50,137
	2001	--	--	$ 24,948	$ 24,948
	2000***	--	--	$ 868	$ 868
Advisor Fifty - Class C	November 30, 2002	--	--	$ 4,040	$ 4,040
	2001	--	--	$ 5,920	$ 5,920
	2000***	--	--	$ 940	$ 940
Advisor Growth & Income - Class A	November 30, 2002	$ 189,365	$ 56,569	$ 0	$ 0
	2001	$ 307,229	$ 100,041	$ 0	$ 0
	2000	$ 932,458	$ 345,581	$ 7,228	$ 7,228
Advisor Growth & Income - Class T	November 30, 2002	$ 317,072	$ 64,527	$ 416	$ 416
	2001	$ 485,460	$ 116,266	$ 7,027	$ 7,027
	2000	$ 1,449,593	$ 459,927	$ 8,307	$ 8,307
Advisor Growth & Income - Class B	November 30, 2002	--	--	$ 1,686,007	$ 1,686,007
	2001	--	--	$ 1,851,201	$ 1,851,201
	2000	--	--	$ 1,594,303	$ 1,594,303
Advisor Growth & Income - Class C	November 30, 2002	--	--	$ 20,673	$ 20,673
	2001	--	--	$ 109,364	$ 109,364
	2000	--	--	$ 180,370	$ 180,370
Advisor Growth Opportunities - Class A	November 30, 2002	$ 227,392	$ 57,498	$ 0	$ 0
	2001	$ 385,805	$ 109,290	$ 0	$ 0
	2000	$ 1,278,200	$ 501,907	$ 2	$ 2
Advisor Growth Opportunities - Class T	November 30, 2002	$ 826,163	$ 178,644	$ 5,890	$ 5,890
	2001	$ 1,417,017	$ 314,229	$ 23,326	$ 23,326
	2000	$ 3,440,048	$ 1,003,783	$ 39,499	$ 39,499
Advisor Growth Opportunities - Class B	November 30, 2002	--	--	$ 2,478,977	$ 2,478,977
	2001	--	--	$ 3,666,196	$ 3,666,196
	2000	--	--	$ 8,143,202	$ 8,143,202
Advisor Growth Opportunities - Class C	November 30, 2002	--	--	$ 20,400	$ 20,400
	2001	--	--	$ 70,104	$ 70,104
	2000	--	--	$ 410,116	$ 410,116
Advisor Large Cap - Class A	November 30, 2002	$ 125,141	$ 39,665	$ 0	$ 0
	2001	$ 185,186	$ 57,293	$ 905	$ 905
	2000	$ 311,793	$ 124,504	$ 0	$ 0
Advisor Large Cap - Class T	November 30, 2002	$ 193,498	$ 36,438	$ 330	$ 330
	2001	$ 222,258	$ 43,729	$ 148	$ 148
	2000	$ 364,485	$ 125,564	$ 474	$ 474
Advisor Large Cap - Class B	November 30, 2002	--	--	$ 401,047	$ 401,047
	2001	--	--	$ 377,325	$ 377,325
	2000	--	--	$ 323,543	$ 323,543
Advisor Large Cap - Class C	November 30, 2002	--	--	$ 8,321	$ 8,321
	2001	--	--	$ 17,100	$ 17,100
	2000	--	--	$ 27,739	$ 27,739
Advisor Leveraged Company Stock - Class A	November 30, 2002	$ 1,362	$ 1,064	$ 0	$ 0
	2001****	$ 5,123	$ 4,526	$ 0	$ 0
Advisor Leveraged Company Stock - Class T	November 30, 2002	$ 2,424	$ 852	$ 0	$ 0
	2001****	$ 6,319	$ 1,920	$ 0	$ 0
Advisor Leveraged Company Stock - Class B	November 30, 2002	--	--	$ 7,877	$ 7,877
	2001****	--	--	$ 1,907	$ 1,907
Advisor Leveraged Company Stock - Class C	November 30, 2002	--	--	$ 8,853	$ 8,853
	2001****	--	--	$ 2,715	$ 2,715
Advisor Mid Cap - Class A	November 30, 2002	$ 986,668	$ 456,642	$ 0	$ 0
	2001	$ 919,445	$ 436,642	$ 348	$ 348
	2000	$ 709,638	$ 294,368	$ 508	$ 508
Advisor Mid Cap - Class T	November 30, 2002	$ 761,348	$ 238,218	$ 2,130	$ 2,130
	2001	$ 932,853	$ 297,615	$ 12,636	$ 12,636
	2000	$ 1,097,372	$ 389,099	$ 6,779	$ 6,779
Advisor Mid Cap - Class B	November 30, 2002	--	--	$ 1,723,366	$ 1,723,366
	2001	--	--	$ 1,045,787	$ 1,045,787
	2000	--	--	$ 351,212	$ 351,212
Advisor Mid Cap - Class C	November 30, 2002	--	--	$ 108,114	$ 108,114
	2001	--	--	$ 92,933	$ 92,933
	2000	--	--	$ 35,708	$ 35,708
Advisor Small Cap - Class A	November 30, 2002	$ 342,035	$ 125,972	$ 0	$ 0
	2001	$ 311,994	$ 97,110	$ 5	$ 5
	2000	$ 622,639	$ 265,880	$ 2,521	$ 2,521
Advisor Small Cap - Class T	November 30, 2002	$ 365,742	$ 104,020	$ 3,321	$ 3,321
	2001	$ 397,651	$ 102,712	$ 1,138	$ 1,138
	2000	$ 1,062,458	$ 376,166	$ 6,912	$ 6,912
Advisor Small Cap - Class B	November 30, 2002	--	--	$ 889,609	$ 889,609
	2001	--	--	$ 864,159	$ 864,159
	2000	--	--	$ 733,593	$ 733,593
Advisor Small Cap - Class C	November 30, 2002	--	--	$ 39,343	$ 39,343
	2001	--	--	$ 64,941	$ 64,941
	2000	--	--	$ 103,148	$ 103,148
Advisor Strategic Growth - Class A	November 30, 2002	$ 14,983	$ 3,131	$ 0	$ 0
	2001	$ 16,093	$ 2,794	$ 0	$ 0
	2000	$ 49,674	$ 10,825	$ 0	$ 0
Advisor Strategic Growth - Class T	November 30, 2002	$ 40,165	$ 6,431	$ 12	$ 12
	2001	$ 47,345	$ 7,075	$ 0	$ 0
	2000	$ 54,126	$ 10,359	$ 0	$ 0
Advisor Strategic Growth - Class B	November 30, 2002	--	--	$ 35,974	$ 35,974
	2001	--	--	$ 35,447	$ 35,447
	2000	--	--	$ 48,721	$ 48,721
Advisor Strategic Growth - Class C	November 30, 2002	--	--	$ 786	$ 786
	2001	--	--	$ 210	$ 210
	2000	--	--	$ 1,732	$ 1,732
Advisor Value Strategies - Class A	November 30, 2002	$ 504,302	$ 203,983	$ 0	$ 0
	2001	$ 293,692	$ 133,234	$ 38	$ 38
	2000	$ 76,909	$ 22,694	$ 1,096	$ 1,096
Advisor Value Strategies - Class T	November 30, 2002	$ 510,554	$ 154,094	$ 774	$ 774
	2001	$ 388,926	$ 130,322	$ 656	$ 656
	2000	$ 109,981	$ 35,350	$ 420	$ 420
Advisor Value Strategies - Class B	November 30, 2002	--	--	$ 706,347	$ 706,347
	2001	--	--	$ 223,852	$ 223,852
	2000	--	--	$ 170,341	$ 170,341
Advisor Value Strategies - Class C	November 30, 2002	--	--	$ 15,724	$ 15,724
	2001*****	--	--	$ 1,497	$ 1,497

* Advisor Aggressive Growth commenced operations on November 13, 2000.

** Advisor Equity Value commenced operations on May 9, 2001.

*** Advisor Fifty commenced operations on August 16, 2000.

**** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

***** Class C of Advisor Value Strategies commenced operations on August 16, 2001.

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C, and Institutional Class of each fund and Initial Class of Advisor Value Strategies (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C, Institutional Class, and Initial Class and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Rule 12b-1 Plan adopted for Class A, Class T, Class B, and Class C of each fund is described in the prospectus for that class.

CLASS A DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class A shares of each fund for the fiscal year ended November 30, 2002.

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Brokerage Commissions used for Distribution of Class Shares	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Advisor Aggressive Growth	--	--	--	$ 628	$ 7,496	$ 7,407	$ 89
Advisor Asset Allocation	--	--	--	$ 2,406	$ 45,546	$ 45,546	--
Advisor Balanced	--	--	--	$ 7,662	$ 289,535	$ 289,486	$ 49
Advisor Dividend Growth	--	--	--	$ 29,613	$ 446,621	$ 446,621	--
Advisor Dynamic Capital Appreciation	--	--	--	$ 12,099	$ 59,680	$ 59,678	$ 2
Advisor Equity Growth	--	--	--	$ 125,821	$ 1,412,563	$ 1,408,100	$ 4,463
Advisor Equity Income	--	--	--	$ 50,643	$ 1,130,378	$ 1,129,411	$ 967
Advisor Equity Value	--	--	--	$ 562	$ 6,039	$ 5,606	$ 433
Advisor Fifty	--	--	--	$ 2,029	$ 11,926	$ 11,926	--
Advisor Growth & Income	--	--	--	$ 15,574	$ 354,324	$ 353,598	$ 726
Advisor Growth Opportunities	--	--	--	$ 32,922	$ 619,862	$ 619,862	--
Advisor Large Cap	--	--	--	$ 5,679	$ 94,002	$ 93,811	$ 191
Advisor Leveraged Company Stock	--	--	--	--	$ 1,877	$ 1,402	$ 475
Advisor Mid Cap	--	--	--	$ 205,314	$ 808,531	$ 808,531	--
Advisor Small Cap	--	--	--	$ 5,380	$ 294,328	$ 293,892	$ 436
Advisor Strategic Growth	--	--	--	$ 901	$ 10,451	$ 10,449	$ 2
Advisor Value Strategies	--	--	--	$ 20,889	$ 295,051	$ 293,006	$ 2,045

CLASS T DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class T shares of each fund for the fiscal year ended November 30, 2002.

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Brokerage Commissions used for Distribution of Class Shares	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Advisor Aggressive Growth	$ 34,201	$ 34,125	$ 76	$ 2,702	$ 34,200	$ 34,125	$ 75
Advisor Asset Allocation	$ 148,013	$ 147,897	$ 116	$ 8,884	$ 148,013	$ 147,897	$ 116
Advisor Balanced	$ 3,684,807	$ 3,657,501	$ 27,306	$ 90,551	$ 3,684,807	$ 3,657,501	$ 27,306
Advisor Dividend Growth	$ 3,251,714	$ 3,249,096	$ 2,618	$ 191,665	$ 3,251,714	$ 3,249,096	$ 2,618
Advisor Dynamic Capital Appreciation	$ 452,739	$ 451,984	$ 755	$ 96,506	$ 452,739	$ 451,984	$ 755
Advisor Equity Growth	$ 14,622,937	$ 14,510,097	$ 112,840	$ 1,229,556	$ 14,622,937	$ 14,510,097	$ 112,840
Advisor Equity Income	$ 5,082,892	$ 5,050,674	$ 32,218	$ 222,789	$ 5,082,892	$ 5,050,674	$ 32,218
Advisor Equity Value	$ 38,178	$ 38,178	--	$ 3,555	$ 38,178	$ 38,178	--
Advisor Fifty	$ 49,058	$ 49,058	--	$ 9,212	$ 49,058	$ 49,058	--
Advisor Growth & Income	$ 2,310,102	$ 2,286,222	$ 23,880	$ 99,379	$ 2,310,102	$ 2,286,222	$ 23,880
Advisor Growth Opportunities	$ 15,705,493	$ 15,548,246	$ 157,247	$ 865,740	$ 15,705,493	$ 15,548,246	$ 157,247
Advisor Large Cap	$ 713,192	$ 710,480	$ 2,712	$ 45,104	$ 713,192	$ 710,480	$ 2,712
Advisor Leveraged Company Stock	$ 3,633	$ 3,153	$ 480	--	$ 3,633	$ 3,153	$ 480
Advisor Mid Cap	$ 4,121,921	$ 4,090,248	$ 31,673	$ 924,485	$ 4,121,921	$ 4,090,248	$ 31,673
Advisor Small Cap	$ 1,603,165	$ 1,596,675	$ 6,490	$ 47,045	$ 1,603,165	$ 1,596,675	$ 6,490
Advisor Strategic Growth	$ 30,899	$ 30,789	$ 110	$ 2,305	$ 30,899	$ 30,789	$ 110
Advisor Value Strategies	$ 1,840,270	$ 1,822,468	$ 17,802	$ 122,699	$ 1,840,271	$ 1,822,468	$ 17,803

CLASS B DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class B shares of each fund for the fiscal year ended November 30, 2002.

Fund	Distribution Fees Paid to FDC	Distribution Fees Retained by FDC**	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Advisor Aggressive Growth	$ 54,218	$ 54,218	$ 18,073	$ 18,073	--
Advisor Asset Allocation	$ 155,208	$ 155,208	$ 51,735	$ 51,735	--
Advisor Balanced	$ 859,350	$ 859,350	$ 286,449	$ 286,183	$ 266
Advisor Dividend Growth	$ 3,292,586	$ 3,292,586	$ 1,097,528	$ 1,097,528	--
Advisor Dynamic Capital Appreciation	$ 607,916	$ 607,916	$ 202,639	$ 202,464	$ 175
Advisor Equity Growth	$ 10,778,582	$ 10,778,582	$ 3,592,860	$ 3,588,667	$ 4,193
Advisor Equity Income	$ 4,112,486	$ 4,112,486	$ 1,370,829	$ 1,369,930	$ 899
Advisor Equity Value	$ 61,132	$ 61,132	$ 20,377	$ 20,377	--
Advisor Fifty	$ 99,217	$ 99,217	$ 33,073	$ 33,073	--
Advisor Growth & Income	$ 3,312,511	$ 3,312,511	$ 1,104,169	$ 1,103,135	$ 1,034
Advisor Growth Opportunities	$ 5,628,526	$ 5,628,526	$ 1,876,176	$ 1,872,797	$ 3,379
Advisor Large Cap	$ 764,890	$ 764,890	$ 254,963	$ 254,775	$ 188
Advisor Leveraged Company Stock	$ 7,831	$ 7,831	$ 2,610	$ 2,138	$ 472
Advisor Mid Cap	$ 4,335,036	$ 4,335,036	$ 1,445,013	$ 1,445,013	--
Advisor Small Cap	$ 2,029,501	$ 2,029,501	$ 676,500	$ 676,500	--
Advisor Strategic Growth	$ 72,063	$ 72,063	$ 24,021	$ 23,929	$ 92
Advisor Value Strategies	$ 1,490,554	$ 1,490,554	$ 496,851	$ 496,851	--

CLASS C DISTRIBUTION AND SERVICE FEES

The table below shows the distribution and service fees paid for Class C shares of each fund for the fiscal year ended November 30, 2002.

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Advisor Aggressive Growth	$ 58,767	$ 42,586	$ 16,181	$ 19,589	$ 14,196	$ 5,393
Advisor Asset Allocation	$ 77,772	$ 60,970	$ 16,802	$ 25,924	$ 20,323	$ 5,601
Advisor Balanced	$ 461,086	$ 393,852	$ 67,234	$ 153,695	$ 131,284	$ 22,411
Advisor Dividend Growth	$ 2,413,089	$ 1,488,436	$ 924,653	$ 804,363	$ 496,145	$ 308,218
Advisor Dynamic Capital Appreciation	$ 408,010	$ 366,142	$ 41,868	$ 136,003	$ 122,047	$ 13,956
Advisor Equity Growth	$ 4,702,127	$ 3,978,488	$ 723,639	$ 1,567,376	$ 1,326,162	$ 241,214
Advisor Equity Income	$ 1,151,984	$ 779,588	$ 372,396	$ 383,995	$ 259,863	$ 124,132
Advisor Equity Value	$ 53,642	$ 27,755	$ 25,887	$ 17,881	$ 9,252	$ 8,629
Advisor Fifty	$ 57,953	$ 47,064	$ 10,889	$ 19,317	$ 15,688	$ 3,629
Advisor Growth & Income	$ 1,774,757	$ 1,663,569	$ 111,188	$ 591,586	$ 554,522	$ 37,064
Advisor Growth Opportunities	$ 1,363,340	$ 1,305,777	$ 57,563	$ 454,448	$ 435,259	$ 19,189
Advisor Large Cap	$ 324,446	$ 262,051	$ 62,395	$ 108,149	$ 87,350	$ 20,799
Advisor Leveraged Company Stock	$ 11,000	$ 6,835	$ 4,165	$ 3,666	$ 2,278	$ 1,388
Advisor Mid Cap	$ 2,210,270	$ 1,306,128	$ 904,142	$ 736,756	$ 435,376	$ 301,380
Advisor Small Cap	$ 1,539,392	$ 1,261,038	$ 278,354	$ 513,131	$ 420,346	$ 92,785
Advisor Strategic Growth	$ 18,898	$ 14,561	$ 4,337	$ 6,299	$ 4,853	$ 1,446
Advisor Value Strategies	$ 304,832	$ 122,062	$ 182,770	$ 101,611	$ 40,687	$ 60,924

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

** These amounts are retained by FDC for use in its capacity as distributor.

Under each Institutional Class Plan and Advisor Value Strategies' Initial Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Institutional Class and Initial Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of InstitutionalClass and Initial Class shares and/or shareholder support services. In addition, each Institutional Class and Initial Class Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Institutional Class and Initial Class shares.

Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class T, Class B, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Institutional Class and Initial Class Plan does not authorize payments by Institutional Class and Initial Class of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of class shares, additional sales of class shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Class A, Class T, Class B, Class C, and Institutional Class of each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. Initial Class of Advisor Value Strategies has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FIIOC and FSC perform transfer agency, dividend disbursing, and shareholder services for each class of each fund.

For providing transfer agency services, FIIOC and FSC receive a position fee and an asset-based fee each paid monthly with respect to each position in a fund. For retail accounts and certain institutional accounts, these fees are based on size of position and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, according to the percentage of the QTP's assets that is invested in a fund.

FIIOC and FSC pay out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC and FSC bear the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0365% of the first $500 million of average net assets, 0.0155% of average net assets between $500 million and $3 billion, 0.0040% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the following table.

Fund	2002	2001	2000
Advisor Aggressive Growth	$ 61,470	$ 61,555	$ 2,857*
Advisor Asset Allocation	$ 62,865	$ 62,718	$ 60,528
Advisor Balanced	$ 414,626	$ 469,735	$ 568,518
Advisor Dividend Growth	$ 516,952	$ 369,541	$ 228,341
Advisor Dynamic Capital Appreciation	$ 128,755	$ 166,098	$ 131,632
Advisor Equity Growth	$ 899,920	$ 1,037,364	$ 1,098,145
Advisor Equity Income	$ 624,485	$ 611,040	$ 624,402
Advisor Equity Value	$ 61,497	$ 33,630**	--
Advisor Fifty	$ 61,508	$ 61,574	$ 17,391***
Advisor Growth & Income	$ 398,361	$ 480,507	$ 548,148
Advisor Growth Opportunities	$ 778,889	$ 996,865	$ 1,360,279
Advisor Large Cap	$ 187,276	$ 200,633	$ 208,529
Advisor Leveraged Company Stock	$ 61,390	$ 56,857****	--
Advisor Mid Cap	$ 573,923	$ 486,493	$ 349,328
Advisor Small Cap	$ 312,852	$ 317,616	$ 345,653
Advisor Strategic Growth	$ 61,461	$ 61,585	$ 60,625
Advisor Value Strategies	$ 292,928	$ 230,572	$ 194,824

* Advisor Aggressive Growth commenced operations on November 13, 2000.

** Advisor Equity Value commenced operations on May 9, 2001.

*** Advisor Fifty commenced operations on August 16, 2000.

**** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2002	2001	2000
Advisor Aggressive Growth	$ 0	$ 0	$ 0*
Advisor Asset Allocation	$ 610	$ 60	$ 0
Advisor Balanced	$ 20	$ 158	$ 93
Advisor Dividend Growth	$ 8,895	$ 3,240	$ 570
Advisor Dynamic Capital Appreciation	$ 7,490	$ 8,630	$ 8,345
Advisor Equity Growth	$ 17,918	$ 10,389	$ 11,900
Advisor Equity Income	$ 2,652	$ 2,317	$ 108
Advisor Equity Value	$ 85	$ 0**	--
Advisor Fifty	$ 564	$ 150	$ 0***
Advisor Growth & Income	$ 689	$ 752	$ 2,297
Advisor Growth Opportunities	$ 5,008	$ 3,221	$ 12,772
Advisor Large Cap	$ 640	$ 1,076	$ 730
Advisor Leveraged Company Stock	$ 0	$ 0****	--
Advisor Mid Cap	$ 8,411	$ 8,885	$ 2,562
Advisor Small Cap	$ 37,335	$ 25,310	$ 25,870
Advisor Strategic Growth	$ 102	$ 98	$ 57
Advisor Value Strategies	$ 15,912	$ 6,124	$ 772

* Advisor Aggressive Growth commenced operations on November 13, 2000.

** Advisor Equity Value commenced operations on May 9, 2001.

*** Advisor Fifty commenced operations on August 16, 2000.

**** Advisor Leveraged Company Stock commenced operations on December 27, 2000.

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Leveraged Company Stock Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund are funds of Fidelity Advisor Series I, an open-end management investment company organized as a Massachusetts business trust on June 24, 1983. Fidelity Advisor Aggressive Growth Fund is a fund of Fidelity Securities Fund, an open-end management investment company organized as a Massachusetts business trust on October 1, 1984. On July 1, 1999, Fidelity Advisor Value Strategies Fund changed its name from Fidelity Advisor Strategic Opportunities Fund to Fidelity Advisor Value Strategies Fund. On May 26, 2000, Fidelity Advisor Dynamic Capital Appreciation Fund changed its name from Fidelity Advisor Retirement Growth Fund to Fidelity Advisor Dynamic Capital Appreciation Fund. On January 29, 2002, Fidelity Advisor Strategic Growth Fund changed its name from Fidelity Advisor TechnoQuant® Growth Fund to Fidelity Advisor Strategic Growth Fund. Currently, there are sixteen funds in Fidelity Advisor Series I: Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Balanced Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Leveraged Company Stock Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Strategic Growth Fund, and Fidelity Advisor Value Strategies Fund. Currently, there are six funds in Fidelity Securities Fund: Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or, for Class A, Class T, Class C, Institutional Class, and Initial Class shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. Generally, the merger of a trust or a fund or a class with another operating mutual fund or the sale of all or a portion of the assets of a trust or a fund or a class to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund or the class. The Trustees may, however, reorganize or terminate each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of Advisor Fifty, Advisor Large Cap, Advisor Mid Cap, and Advisor Value Strategies. State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of Advisor Aggressive Growth, Advisor Asset Allocation, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Value, and Advisor Small Cap. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Advisor Balanced, Advisor Equity Growth, Advisor Equity Income, Advisor Growth & Income, Advisor Leveraged Company Stock, and Advisor Strategic Growth. Mellon Bank, N.A., One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania, is custodian of the assets of Advisor Growth Opportunities. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Advisor Aggressive Growth, Advisor Asset Allocation, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Value, Advisor Fifty, Advisor Growth Opportunities, Advisor Large Cap, Advisor Mid Cap, Advisor Small Cap, and Advisor Value Strategies in connection with repurchase agreement transactions. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies,and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Advisor Fifty, Advisor Large Cap, Advisor Mid Cap, and Advisor Value Strategies' custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditors. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts, serves as independent accountant for Advisor Aggressive Growth, Advisor Asset Allocation, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Fifty, Advisor Leveraged Company Stock, and Advisor Small Cap. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for Advisor Balanced, Advisor Equity Growth, Advisor Equity Income, Advisor Equity Value, Advisor Growth & Income, Advisor Growth Opportunities, Advisor Large Cap, Advisor Mid Cap, Advisor Strategic Growth, and Advisor Value Strategies. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended November 30, 2002, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Fifty, Magellan, and TechnoQuant are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Fidelity Securities Fund

PEA No. 53

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) Amended and Restated Declaration of Trust, dated August 15, 2002, is incorporated herein by reference to Exhibit a(1) of Post-Effective Amendment No. 51.

(b) Bylaws of the Trust, as amended and dated November 27, 2002, are incorporated herein by reference to Exhibit (b) of Fidelity Puritan Trust's (File No. 2-11884) Post-Effective Amendment No. 124.

(c) Not applicable.

(d) (1) Management Contract, dated October 19, 2000, between Fidelity Advisor Aggressive Growth Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment 49.

(2) Management Contract, dated July 1, 2000, between Fidelity Blue Chip Growth Fund and Fidelity Management & Research Company is incoporated herein by reference to Exhibit d(1) of Post-Effective Amendment No. 51.

(3) Management Contract, dated July 1, 2000, between Fidelity Dividend Growth Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(2) of Post-Effective Amendment No. 41.

(4) Management Contract, dated July 1, 2000, between Fidelity Growth & Income Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment No. 51.

(5) Form of Management Contract between Fidelity Growth Investor Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 46.

(6) Management Contract, dated November 16, 2000, between Fidelity Leveraged Company Stock Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 48.

(7) Management Contract, dated July 1, 2000, between Fidelity OTC Portfolio and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 41.

(8) Form of Management Contract between Fidelity Real Estate Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(8) of Post-Effective Amendment No. 52.

(9) Sub-Advisory Agreement, dated October 19, 2000, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Fidelity Advisor Aggressive Growth Fund is incorporated herein by reference to Exhibit d(18) of Post-Effective Amendment No. 49.

(10) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Fidelity Blue Chip Growth Fund is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 41.

(11) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Fidelity Dividend Growth Fund is incorporated herein by reference to Exhibit d(8) of Post-Effective Amendment No. 41.

(12) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Fidelity Growth & Income Portfolio is incorporated herein by reference to Exhibit d(10) of Post-Effective Amendment No. 51.

(13) Form of Sub-Advisory Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Fidelity Growth Investor Portfolio is incorporated herein by reference to Exhibit d(20) of Post-Effective Amendment No. 46.

(14) Sub-Advisory Agreement, dated November 16, 2000, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit d(16) of Post-Effective Amendment No. 51.

(15) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Fidelity OTC Portfolio is incorporated herein by reference to Exhibit d(12) of Post-Effective Amendment No. 41.

(16) Form of Sub-Advisory Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit d(16) of Post-Effective Amendment No. 52.

(17) Sub-Advisory Agreement, dated October 19, 2000, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Fidelity Advisor Aggressive Growth Fund is incorporated herein by reference to Exhibit d(19) of Post-Effective Amendment No. 49.

(18) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Fidelity Blue Chip Growth Fund is incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 41.

(19) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Fidelity Dividend Growth Fund is incorporated herein by reference to Exhibit d(9) of Post-Effective Amendment No. 41.

(20) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Fidelity Growth & Income Portfolio is incorporated herein by reference to Exhibit d(11) of Post-Effective Amendment No. 41.

(21) Form of Sub-Advisory Agreement between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Fidelity Growth Investor Portfolio is incorporated herein by reference to Exhibit d(21) of Post-Effective Amendment No. 46.

(22) Sub-Advisory Agreement, dated November 16, 2000, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit d(17) of Post-Effective Amendment No. 51.

(23) Sub-Advisory Agreement, dated July 1, 2000, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Fidelity OTC Portfolio is incorporated herein by reference to Exhibit d(13) of Post-Effective Amendment No. 41.

(24) Form of Sub-Advisory Agreement between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit d(24) of Post-Effective Amendment No. 52.

(25) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Advisor Aggressive Growth Fund is incorporated herein by reference to Exhibit d(26) of Post-Effective Amendment No. 49.

(26) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Blue Chip Growth Fund is incorporated herein by reference to Exhibit d(22) of Post-Effective Amendment No. 49.

(27) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Dividend Growth Fund is incorporated herein by reference to Exhibit d(23) of Post-Effective Amendment No. 49.

(28) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Growth & Income Portfolio is incorporated herein by reference to Exhibit d(24) of Post-Effective Amendment No. 49.

(29) Form of Sub-Advisory Agreement between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Growth Investor Portfolio is incorporated herein by reference to Exhibit d(28) of Post-Effective Amendment No. 46.

(30) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit d(27) of Post-Effective Amendment No. 49.

(31) Sub-Advisory Agreement, dated January 1, 2001, between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity OTC Portfolio is incorporated herein by reference to Exhibit d(25) of Post-Effective Amendment No. 49.

(32) Form of Sub-Advisory Agreement between FMR Co., Inc. and Fidelity Management & Research Company on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit d(32) of Post-Effective Amendment No. 52.

(33) Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East), Inc. and Fidelity Investments Japan Limited on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio is incorporated herein by reference to Exhibit (d)(17) of Fidelity Hastings Street Trust's (File No. 2-11517) Post-Effective Amendment No. 108.

(34) Schedule A, dated September 19, 2002, to the Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio is incorporated herein by reference to Exhibit (d)(22) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 73.

(35) Form of Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit d(35) of Post-Effective Amendment No. 52.

(36) Form of Schedule A to the Amended and Restated Sub-Advisory Agreement, dated August 1, 2001, between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit d(36) of Post-Effective Amendment No. 52.

(e) (1) General Distribution Agreement, dated December 17, 1987, between Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 33.

(2) General Distribution Agreement, dated April 1, 1987, between Fidelity Securities Fund on behalf of Fidelity Growth & Income Portfolio and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 32.

(3) General Distribution Agreement, dated April 1, 1987, between Fidelity Securities Fund on behalf of Fidelity OTC Portfolio and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 32.

(4) Amendment to the General Distribution Agreement between Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 32.

(5) Amendments to the General Distribution Agreement between Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(k) of Fidelity Select Portfolios' Post-Effective Amendment No. 57 (File No. 2-69972).

(6) General Distribution Agreement, dated April 15, 1993, between Fidelity Securities Fund on behalf of Fidelity Dividend Growth Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 29.

(7) Amendment to the General Distribution Agreement between Fidelity Securities Fund on behalf of Fidelity Dividend Growth Fund and Fidelity Distributors Corporation, dated May 10, 1994, is incorporated herein by reference to Exhibit e(7) of Post-Effective Amendment No. 51.

(8) Amendments to the General Distribution Agreement between Fidelity Securities Fund on behalf of Fidelity Dividend Growth Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

(9) General Distribution Agreement, dated October 19, 2000, between Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit e(9) of Post-Effective Amendment No. 49.

(10) Form of General Distribution Agreement between Fidelity Securities Fund on behalf of Fidelity Growth Investor Portfolio and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit e(10) of Post-Effective Amendment No. 46.

(11) General Distribution Agreement, dated November 16, 2000, between Fidelity Securities Fund on behalf of Fidelity Leveraged Company Stock Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit e(8) of Post-Effective Amendment No. 48.

(12) Form of General Distribution Agreement between Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit e(12) of Post-Effective Amendment No. 52.

(13) Form of Selling Dealer Agreement (most recently revised July 2001) is filed herein as Exhibit e(13).

(14) Form of Bank Agency Agreement (most recently revised July 2001) is filed herein as Exhibit e(14).

(15) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised July 2001) is filed herein as Exhibit e(15).

(f) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

(g) (1) Custodian Agreement and Appendix C, dated July 1, 2001, between Brown Brothers Harriman & Company and Fidelity Securities Fund on behalf of Fidelity OTC Portfolio are incorporated herein by reference to Exhibit (g)(5) of Fidelity Advisor Series VII's (File No. 2-67004) Post-Effective Amendment No. 46.

(2) Appendix A, dated February 26, 2002, to the Custodian Agreement, dated July 1, 2001, between Brown Brothers Harriman & Company and Fidelity Securities Fund on behalf of Fidelity OTC Portfolio is incorporated herein by reference to Exhibit (g)(2) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 84.

(3) Appendix B, dated October 30, 2002, to the Custodian Agreement, dated July 1, 2001, between Brown Brothers Harriman & Company and Fidelity Securities Fund on behalf of OTC Portfolio is incorporated herein by reference to Exhibit (g)(3) of Fidelity Capital Trust (File No. 2-61760) Post-Effective Amendment No. 83.

(4) Appendix D, dated February 20, 2002, to the Custodian Agreement, dated July 1, 2001, between Brown Brothers Harriman & Company and Fidelity Securities Fund on behalf of Fidelity OTC Portfolio is incorporated herein by reference to Exhibit (g)(11) of Fidelity Devonshire Trust's (File No. 2-24389) Post-Effective Amendment No. 105.

(5) Custodian Agreement, Appendix B, and Appendix C, dated July 1, 2001, between Citibank, N.A. and Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund and Fidelity Dividend Growth Fund are incorporated herein by reference to Exhibit (g)(9) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 49.

(6) Appendix A, dated June 23, 2002, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund and Fidelity Dividend Growth Fund is incorporated herein by reference to Exhibit (g)(5) of Fidelity Advisor Series II's (File No.33-6516 ('33 Act) and No. 811-4707 ('40 Act)) Post-Effective Amendment No. 59 ('33 Act) and No. 61 ('40 Act).

(7) Appendix D, dated February 20, 2002, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and Fidelity Securities Fund on behalf of Fidelity Blue Chip Growth Fund and Fidelity Dividend Growth Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Devonshire Trust's (File No. 2-24389) Post-Effective Amendment No. 105.

(8) Custodian Agreement and Appendix C, dated July 1, 2001, between The Chase Manhattan Bank, N.A. (currently known as JPMorgan Chase Bank) and Fidelity Securities Fund on behalf of Fidelity Growth & Income Fund and Fidelity Leveraged Company Stock Fund are incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series VII's (File No. 2-67004) Post-Effective Amendment No. 46.

(9) Appendix A, dated June 6, 2002, to the Custodian Agreement, dated July 1, 2001, between The Chase Manhattan Bank, N.A. (currently known as JPMorgan Chase Bank) and Fidelity Securities Fund on behalf of Fidelity Growth & Income Fund and Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 84.

(10) Appendix B, dated September 23, 2002, to the Custodian Agreement, dated July 1, 2001, between The Chase Manhattan Bank, N.A. (currently known as JPMorgan Chase Bank) and Fidelity Securities Fund on behalf of Fidelity Growth & Income Fund and Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit (g)(6) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 73.

(11) Appendix D, dated February 20, 2002, to the Custodian Agreement, dated July 1, 2001, between The Chase Manhattan Bank, N.A. (currently known as JPMorgan Chase Bank) and Fidelity Securities Fund on behalf of Fidelity Growth & Income Fund and Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit (g)(7) of Variable Insurance Products Fund's (File No. 2-75010) Post-Effective Amendment No. 52.

(12) Custodian Agreement and Appendix C, dated July 1, 2001, between State Street Bank and Trust Company and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund are incorporated herein by reference to Exhibit (g)(9) of Fidelity Advisor Series VII's (File No. 2-67004) Post-Effective Amendment No. 46.

(13) Appendix A, dated February 27, 2002, to the Custodian Agreement, dated July 1, 2001, between State Street Bank and Trust Company and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Magellan Fund's (File No. 811-1193) Post-Effective Amendment No. 50.

(14) Appendix B, dated July 1, 2001, to the Custodian Agreement, dated July 1, 2001, between State Street Bank and Trust Company and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund is incorporated herein by reference to Exhibit (g)(11) of Fidelity Advisor Series VII's (File No. 2-67004) Post-Effective Amendment No. 46.

(15) Appendix D, dated February 20, 2002, to the Custodian Agreement, dated July 1, 2001, between State Street Bank and Trust Company and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund is incorporated herein by reference to Exhibit (g)(14) of Variable Insurance Products Fund's (File No. 2-75010) Post-Effective Amendment No. 52.

(16) Forms of Custodian Agreement, Appendix B, Appendix C, and Appendix D, between Citibank, N.A. and Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund are filed herein as Exhibit (g)(16).

(17) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(18) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(19) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(20) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(21) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(22) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(23) Schedule A-1, dated July 12, 2002, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, and Fidelity OTC Portfolio, is incorporated herein by reference to Exhibit (g)(13) of Fidelity Advisor Series II's (File Nos. 33-6516 ('33 Act) and 811-4707 ('40 Act)) Post-Effective Amendment Nos. 60 ('33 Act) and 62 ('40 Act).

(24) Form of Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit g(23) of Post-Effective Amendment No. 52.

(25) Form of Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit g(24) of Post-Effective Amendment No. 52.

(26) Form of Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit g(25) of Post-Effective Amendment No. 52.

(27) Form of Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit g(26) of Post-Effective Amendment No. 52.

(28) Form of Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit g(27) of Post-Effective Amendment No. 52.

(29) Form of First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Securities Fund on behalf of Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit g(28) of Post-Effective Amendment No. 52.

(h) Not applicable.

(i) (1) Legal Opinion of Kirkpatrick & Lockhart LLP for Fidelity Advisor Aggressive Growth Fund, dated January 23, 2003, is filed herein as Exhibit i(1).

(2) Legal Opinion of Kirkpatrick & Lockhart LLP for Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio, dated September 17, 1999, was previously filed as Exhibit i(1) of Post-Effective Amendment No. 39.

(3) Legal Opinion of Kirkpatrick & Lockhart LLP for Fidelity Leveraged Company Stock Fund, dated December 11, 2000, was previously filed as Exhibit i(1) of Post-Effective Amendment No. 48 .

(j) Consent of PricewaterhouseCoopers LLP, dated January 23, 2003, is filed herein as Exhibit j(1).

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Aggressive Growth Fund: Institutional Class is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 47.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Aggressive Growth Fund: Class A is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 51.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Aggressive Growth Fund: Class T is incorporated herein by reference to Exhibit m(7) of Post-Effective Amendment No. 51.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Aggressive Growth Fund: Class B is incorporated herein by reference to Exhibit m(8) of Post-Effective Amendment No. 47.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Aggressive Growth Fund: Class C is incorporated herein by reference to Exhibit m(9) of Post-Effective Amendment No. 47.

(6) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Blue Chip Growth Fund is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 41.

(7) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Dividend Growth Fund is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 38.

(8) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Growth & Income Portfolio is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 41.

(9) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Growth Investor Portfolio is incorporated herein by reference to Exhibit m(11) of Post-Effective Amendment No. 46.

(10) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Leveraged Company Stock Fund is incorporated herein by reference to Exhibit m(10) of Post-Effective Amendment No. 48.

(11) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity OTC Portfolio is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 41.

(12) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate Income Fund is incorporated herein by reference to Exhibit m(12) of Post-Effective Amendment No. 52.

(n) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3, dated September 19, 2002, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, is incorporated herein by reference to Exhibit n(1) of Post-Effective Amendment No. 51.

(2) Schedule I to Multiple Class of Shares Plan pursuant to Rule 18f-3, dated September 19, 2002, on behalf of Fidelity Securities Fund on behalf of Fidelity Advisor Aggressive Growth Fund, is incorporated herein by reference to Exhibit n(2) of Post-Effective Amendment No. 51.

(p) (1) Code of Ethics, dated January 1, 2003, adopted by Fidelity Management & Research Company, FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Japan Limited, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Advisor Series IV's (File No. 811-3737) Post-Effective Amendment No. 81.

(2) Code of Ethics, dated January 1, 2003, adopted by Fidelity International Limited (FIL) pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Advisor Series IV's (File No. 811-3737) Post-Effective Amendment No. 81.

Item 24. Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

82 Devonshire Street, Boston, MA 02109

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Management & Research (Far East) Inc. (FMR Far East), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMR, FMRC, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMR and FMRC.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and funds advised by FMR.

Philip L. Bullen

Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FMR Far East and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMR, FMRC, and a fund advised by FMR.

John H. Carlson	Vice President of FMR, FMRC, and funds advised by FMR.

James Catudal	Vice President of FMR and FMRC.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

Robert C. Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and FIMM and Vice President of Fixed-Income funds advised by FMR.

Katherine Collins	Vice President of FMR and FMRC.

Michael Connolly	Vice President of FMR and FMRC.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Scott E. DeSano	Senior Vice President of FMR and FMRC.

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Walter C. Donovan	Vice President of FMR and FMRC.

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.

Maria F. Dwyer	Vice President of FMR; President and Treasurer of funds advised by FMR.

William Eigen	Vice President of FMR and FMRC.

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Karen Firestone	Vice President of FMR, FMRC, and funds advised by FMR.

Michael B. Fox	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc.

Jay Freedman	Assistant Clerk of FMR, FMRC and Fidelity Distributors Corporation (FDC); Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

David L. Glancy	Vice President of FMR, FMRC, and funds advised by FMR.

Bart A. Grenier	Senior Vice President of FMR and FMRC; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

James Harmon	Vice President of FMR and FMRC.

Lionel Harris	Vice President of FMR and FMRC.

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and a fund advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

David B. Jones	Vice President of FMR.

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

William Kennedy	Vice President of FMR, FMRC, and funds advised by FMR.

Francis V. Knox, Jr.	Vice President of FMR; Assistant Treasurer of funds advised by FMR.

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR and FMRC.

Maxime Lemieux	Vice President of FMR and FMRC.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and Trustee of funds advised by FMR.

James MacDonald	Senior Vice President of FMR.

Robert B. MacDonald	Vice President of FMR and FMRC.

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMR, FMRC, and funds advised by FMR.

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.

Charles S. Morrison	Vice President of FMR; FIMM and Bond funds advised by FMR.

David L. Murphy	Vice President of FMR, FIMM, and Money Market funds advised by FMR.

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMR and FMRC.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR and FMRC.

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Senior Vice President of FMR.

Eric D. Roiter

Vice President, General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East; Assistant Secretary of FIMM.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR and FMRC.

Fergus Shiel	Vice President of FMR, FMRC, and funds advised by FMR.

Beso Sikharulidze	Vice President of FMR, FMRC, and a fund advised by FMR.

Carol A. Smith-Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMR, FMRC, and a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMR.

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Yolanda Strock	Vice President of FMR and FMRC.

Susan Sturdy	Assistant Clerk of FMR, FMRC, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yoko Tilley	Vice President of FMR and FMRC.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Vice President of FMR, FMRC, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

Judy Verhave	Vice President of FMR.

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FDC; Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and a fund advised by FMR.

Steven S. Wymer	Vice President of FMR, FMRC, and a fund advised by FMR.

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FMR Far East, and FIMM.

FMR Corp.

82 Devonshire Street

Boston, MA 02109

Fidelity Distributors Corporation

82 Devonshire Street

Boston, MA 02109

(2) FMR CO., INC. (FMRC)

82 Devonshire Street, Boston, MA 02109

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FMRC, FMR, FMR Far East, and FIMM ; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson	President and Director of FMRC, FMR, and FIMM; Senior Vice President and Trustee of funds advised by FMR; Director of FMR Corp.

Thomas Allen	Vice President of FMRC and FMR.

Paul Antico	Vice President of FMRC, FMR, and a fund advised by FMR.

Ramin Arani	Vice President of FMRC, FMR, and a fund advised by FMR.

John Avery	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert Bertelson	Vice President of FMRC, FMR, and a fund advised by FMR.

Stephen Binder	Vice President of FMRC, FMR, and a fund advised by FMR.

William Bower	Vice President of FMRC, FMR, and funds advised by FMR.

Philip L. Bullen	Senior Vice President of FMRC and FMR; Vice President of certain Equity Funds advised by FMR; President and Director of FMR Far East and FMR U.K.; Director of Strategic Advisers, Inc.

Steve Buller	Vice President of FMRC, FMR, and a fund advised by FMR.

John H. Carlson	Vice President of FMRC, FMR, and funds advised by FMR.

James Catudal	Vice President of FMRC and FMR.

Ren Y. Cheng	Vice President of FMRC, FMR and funds advised by FMR.

Robert C. Chow	Vice President of FMRC, FMR, and a fund advised by FMR.

Katherine Collins	Vice President of FMRC and FMR.

Michael Connolly	Vice President of FMRC and FMR.

William Danoff	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Scott E. DeSano	Senior Vice President of FMRC and FMR.

Penelope Dobkin	Vice President of FMRC, FMR, and a fund advised by FMR.

Walter C. Donovan	Vice President of FMRC and FMR.

Bettina Doulton	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMRC, FMR, and funds advised by FMR.

William Eigen	Vice President of FMRC and FMR.

Bahaa Fam	Vice President of FMRC, FMR, and funds advised by FMR.

Richard B. Fentin	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Karen Firestone	Vice President of FMRC, FMR, and funds advised by FMR.

Michael B. Fox	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc.

Jay Freedman	Assistant Clerk of FMRC, FMR and FDC; Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Secretary of FMR Corp. and FIMM.

David L. Glancy	Vice President of FMRC, FMR, and funds advised by FMR.

Bart A. Grenier	Senior Vice President of FMRC and FMR; Vice President of certain Equity and High Income funds advised by FMR; President and Director of Strategic Advisers, Inc.

Robert J. Haber	Senior Vice President of FMRC and FMR.

Richard C. Habermann	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

James Harmon	Vice President of FMRC and FMR.

Lionel Harris	Vice President of FMRC and FMR.

Ian Hart	Vice President of FMRC, FMR and funds advised by FMR.

Thomas Hense	Vice President of FMRC and FMR.

Cesar Hernandez	Vice President of FMRC and FMR.

Bruce T. Herring	Vice President of FMRC and FMR.

Adam Hetnarski	Vice President of FMRC, FMR, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMRC, FMR, and a fund advised by FMR.

Brian Hogan	Vice President of FMRC and FMR.

Steven Kaye	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

William Kennedy	Vice President of FMRC, FMR, and funds advised by FMR.

Harry W. Lange	Vice President of FMRC, FMR, and funds advised by FMR.

Harley Lank	Vice President of FMRC and FMR.

Maxime Lemieux	Vice President of FMRC and FMR.

Harris Leviton	Vice President of FMRC, FMR, and funds advised by FMR.

Peter S. Lynch	Vice Chairman and Director of FMRC and FMR and Trustee of funds advised by FMR.

Robert B. MacDonald	Vice President of FMRC and FMR.

Richard R. Mace	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Charles A. Mangum	Vice President of FMRC, FMR, and funds advised by FMR.

Kevin McCarey	Vice President of FMRC, FMR, and funds advised by FMR.

John B. McDowell	Senior Vice President of FMRC and FMR and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMRC, FMR, and a fund advised by FMR.

Mark Notkin	Vice President of FMRC, FMR, and funds advised by FMR.

Stephen Petersen	Senior Vice President of FMRC and FMR and Vice President of funds advised by FMR.

Keith Quinton	Vice President of FMRC and FMR.

Alan Radlo	Vice President of FMRC and FMR.

Larry Rakers	Vice President of FMRC and FMR.

Kennedy Richardson	Vice President of FMRC and FMR.

Eric D. Roiter

Vice President, General Counsel, and Clerk of FMRC and FMR; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Clerk of FMR U.K. and FMR Far East; Assistant Secretary of FIMM.

Louis Salemy	Vice President of FMRC, FMR, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMRC and FMR.

Peter Saperstone	Vice President of FMRC and FMR.

Fergus Shiel	Vice President of FMRC, FMR, and funds advised by FMR.

Beso Sikharulidze	Vice President of FMRC, FMR, and a fund advised by FMR.

Carol A. Smith-Fachetti	Vice President of FMRC and FMR.

Steven J. Snider	Vice President of FMRC, FMR, and a fund advised by FMR.

Thomas T. Soviero	Vice President of FMRC, FMR, and a fund advised by FMR.

Robert E. Stansky	Senior Vice President of FMRC and FMR and Vice President of a fund advised by FMR.

Yolanda Strock	Vice President of FMRC and FMR.

Susan Sturdy	Assistant Clerk of FMRC, FMR, FMR U.K., FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

Yoko Tilley	Vice President of FMRC and FMR.

Joel C. Tillinghast	Senior Vice President of FMRC, FMR, and Vice President of a fund advised by FMR.

Jennifer Uhrig	Vice President of FMRC, FMR, and funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMRC and FMR.

J. Gregory Wass	Assistant Treasurer of FMRC, FMR, FMR U.K., FMR Far East, FIMM, Strategic Advisers, Inc., and FDC; Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMRC, FMR, and a fund advised by FMR.

Steven S. Wymer	Vice President of FMRC, FMR, and a fund advised by FMR.

JS Wynant	Vice President of FMRC and FMR; Treasurer of FMRC, FMR, FMR U.K., FMR Far East, and FIMM.

(3) FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

25 Lovat Lane, London, EC3R 8LL, England

FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Simon Fraser

Director, Chairman of the Board, Chief Executive Officer and Senior Vice President of FMR U.K.; Director and President of Fidelity International Investment Advisors (FIIA); and Director and Chief Executive Officer of Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L).

Philip Bullen	President and Director of FMR U.K. and FMR Far East; Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; Director of Strategic Advisers, Inc.

Andrew Flaster	Compliance Officer of FMR U.K.
Michael B. Fox	Vice President of FMR U.K., FMR Far East, FIMM, and Strategic Advisers, Inc; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Assistant Treasurer of FMR U.K., FMR, FMRC, FMR Far East, and FIMM.

Jay Freedman	Clerk of FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Assistant Clerk of FMR, FMRC and FDC; Secretary of FMR Corp. and FIMM.

Eric D. Roiter

Assistant Clerk of FMR U.K. and FMR Far East; Vice President, General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Secretary of FIMM.

Nick Steck	Compliance Officer of FMR U.K., FMR Far East, and FMR Corp.

Susan Sturdy	Assistant Clerk of FMR U.K., FMR, FMRC, FMR Far East, Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

J. Gregory Wass	Assistant Treasurer of FMR U.K., FMR, FMRC, FMR Far East, FIMM, Strategic Advisers, Inc., and FDC; Vice President, Taxation, of FMR Corp.

JS Wynant	Treasurer of FMR U.K., FMR, FMRC, FMR Far East, and FIMM; Vice President of FMR and FMRC.

(4) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East)

1 Federal Street, Boston, MA 02109

FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FMR Far East, FMR, FMRC, and FIMM; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Philip Bullen	President and Director of FMR Far East and FMR U.K.; Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; Director of Strategic Advisers, Inc.

Michael B. Fox	Vice President of FMR Far East, FMR U.K., FIMM, and Strategic Advisers, Inc.; Assistant Treasurer of FMR Far East, FMR, FMRC, FMR U.K., and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.

Jay Freedman	Clerk of FMR Far East, FMR U.K., and Strategic Advisers, Inc.; Assistant Clerk of FMR, FMRC, and FDC; Secretary of FMR Corp. and FIMM.

Eric D. Roiter

Assistant Clerk of FMR Far East and FMR U.K.; Vice President, General Counsel, and Clerk of FMR and FMRC; Secretary of funds advised by FMR; Vice President and Clerk of FDC; Assistant Secretary of FIMM.

Nick Steck	Compliance Officer of FMR Far East, FMR U.K. and FMR Corp.

Susan Sturdy	Assistant Clerk of FMR Far East, FMR, FMRC, FMR U.K., Strategic Advisers, Inc. and FDC; Assistant Secretary of FIMM and FMR Corp.

J. Gregory Wass	Assistant Treasurer of FMR Far East, FMR, FMRC, FMR U.K., FIMM, Strategic Advisers, Inc., and FDC; Vice President, Taxation, of FMR Corp.

Billy W. Wilder	Vice President of FMR Far East; President and Representative Director of Fidelity Investments Japan Limited (FIJ).

JS Wynant	Treasurer of FMR Far East, FMR, FMRC, FMR U.K., and FIMM; Vice President of FMR and FMRC.

(5) FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)

1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan

The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Simon M. Haslam	Director of FIJ and FIIA.
Yoshito Hirata	Director and Head of Compliance and Legal of FIJ.

Jun Kadoda	Director and Head of Wholesale of FIJ.

Yasuo Kuramoto	Director and Vice Chairman of FIJ.

Takeshi Okazaki	Director and Head of Institutional Sales of FIJ.

Billy W. Wilder	President and Representative Director of FIJ and Vice President of FMR Far East.

Hiroshi Yamashita	Director and Counselor of FIJ.

Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Neal Litvack	Director and President	None
Jay Freedman	Assistant Clerk	None
Jane Greene	Treasurer and Controller	None
Erica Vaters	Compliance Officer	None
Donald C. Holborn	Executive Vice President	None
Raymond J. Marcinowski	Director	None
Ellyn A. McColgan	Director	None
Eric Roiter	Vice President and Clerk	Secretary of funds advised by FMR
Susan Sturdy	Assistant Clerk	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, JPMorgan Chase Bank, 270 Park Avenue, New York, NY, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA, and Citibank, N.A., 111 Wall Street, New York, NY. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio in connection with repurchase agreement transactions. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 53 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 23rd day of January 2003.

Fidelity Securities Fund
	By	/s/Maria F. Dwyer
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Maria F. Dwyer, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Maria F. Dwyer		President and Treasurer	January 23, 2003
Maria F. Dwyer		(Principal Executive Officer)

/s/Timothy Hayes		Chief Financial Officer	January 23, 2003
Timothy Hayes		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	January 23, 2003
Edward C. Johnson 3d

/s/Abigail P. Johnson		Trustee	January 23, 2003
Abigail P. Johnson

/s/J. Michael Cook	*	Trustee	January 23, 2003
J. Michael Cook

/s/Ralph F. Cox	*	Trustee	January 23, 2003
Ralph F. Cox

/s/Phyllis Burke Davis	*	Trustee	January 23, 2003
Phyllis Burke Davis

/s/Robert M. Gates	*	Trustee	January 23, 2003
Robert M. Gates

/s/Donald J. Kirk	*	Trustee	January 23, 2003
Donald J. Kirk

/s/Marie L. Knowles	*	Trustee	January 23, 2003
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	January 23, 2003
Ned C. Lautenbach

/s/Peter S. Lynch	*	Trustee	January 23, 2003
Peter S. Lynch

/s/Marvin L. Mann	*	Trustee	January 23, 2003
Marvin L. Mann

/s/William O. McCoy	*	Trustee	January 23, 2003
William O. McCoy

/s/William S. Stavropoulos	*	Trustee	January 23, 2003
William S. Stavropoulos

(dagger)Signature affixed by Abigail P. Johnson pursuant to a power of attorney dated June 14, 2001 and filed herewith.
* Signatures affixed by Alan C. Porter pursuant to a power of attorney dated June 14, 2001 and filed herewith.

POWER OF ATTORNEY

I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

Variable Insurance Products Fund IV

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Abigail P. Johnson my true and lawful attorney-in-fact, with full power of substitution, and with full power to said attorney-in-fact to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after June 15, 2001.

WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	June 14, 2001
Edward C. Johnson 3d

POWER OF ATTORNEY

We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment company:

Variable Insurance Products Fund IV

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Thomas M. Leahey, Richard M. Phillips, and Alan C. Porter, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after June 15, 2001.

WITNESS our hands on this fourteenth day of June, 2001.

/s/Edward C. Johnson 3d	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/Marie L. Knowles
Edward C. Johnson 3d		Marie L. Knowles
/s/J. Michael Cook		/s/Ned C. Lautenbach
J. Michael Cook		Ned C. Lautenbach
/s/Ralph F. Cox		/s/Peter S. Lynch
Ralph F. Cox		Peter S. Lynch
/s/Phyllis Burke Davis		/s/Marvin L. Mann
Phyllis Burke Davis		Marvin L. Mann
/s/Robert M. Gates		/s/William O. McCoy
Robert M. Gates		William O. McCoy
/s/ Abigail P. Johnson		/s/ William S. Stavropoulos
Abigail P. Johnson		William S. Stavropoulos
/s/Donald J. Kirk
Donald J. Kirk